UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Commodity Strategy Fund

Long Duration U.S. Credit Fund

U.S. Credit Fund

Retirement Income 2040 Fund

Cash Flow Matched Bond Fund

Global Developed Equity Index Fund

Annual Report	October 31, 2023

Investment Advisor: Legal and General Investment Management America

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America
October 31, 2023

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-833-44-LGIMA; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General Commodity Strategy Fund (the “Fund”) returned -3.8% between its launch on June 20, 2023, through October 31, 2023, in line with returns of the various underlying component benchmarks.

Broad commodities were roughly flat for the period, driven by strong performance in energy markets and weak returns elsewhere, primarily in agricultural commodities. The Fund’s overweight to gold was a benefit during the period with gold returns modestly positive. However, the rise in real yields experienced broadly in fixed income markets drove negative performance in the Fund’s underlying holdings of US Treasury Inflation Protected Securities (TIPS). The TIPS index was down 3.7% for the period, explaining the majority of the Fund’s absolute return and return relative to a commodity-only benchmark. All other relative performance was driven by transaction costs and tracking error related to post-notified flows within the Fund.

Source: LGIM America and Bloomberg.

Definition of the Comparative Index

The Bloomberg Commodity Index is a financial benchmark designed to provide liquid and diversified exposure to commodities via futures contracts

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund October 31, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the LGIM America Commodity Strategy Fund, Institutional Shares versus the 80/20 Bloomberg Roll Select Commodity Index/Bloomberg Gold Subindex and Bloomberg Commodity Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Cumulative Inception to Date*

Institutional Shares	-3.88%

80/20 Bloomberg Roll Select Commodity Index/Bloomberg Gold Subindex	0.14%

Bloomberg Commodity Index	2.96%

* The Fund commenced operations on June 20, 2023.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General Long Duration US Credit Fund returned -0.89% over the fiscal year, underperforming its benchmark, the Bloomberg US Long Credit Total Return Index, by 151 basis points.

With respect to attribution, our cautious view on investment grade was a primary driver of underperformance over Q3 amidst a mostly technically driven rally in credit spreads. The long credit index has seen record low supply and meaningfully higher all-in yields in a market of persistent long-end buyers (insurers, pensions) and yield sensitive buyers. The fund’s Treasury holdings remained near the high end of the historical range for most of the year, and this bearish expression on credit was the main catalyst for negative attribution during the quarter.

The 2023 headline has been surprising economic resilience and, thus far, an effective Fed. They’ve seemingly been able to bring inflation down without disrupting the job market while also dodging a widespread banking crisis.

As we entered 2023, it was unclear precisely how high the Fed would hike and the timing around a potential pause. Our bear case hinged on mounting evidence that the economy was headed for recession in 2023 and a recognition that the “Fed put” would not be invoked as readily as it has in the past. Given the late 4Q rally in credit, the positive valuation argument meaningfully weakened, catapulting our recession and “restrictive for longer” Fed calls as the clear-cut dominant investment themes. Our general characterization of equity markets fell in the “uncertain” camp as well, leading to an overall bearish risk asset tilt given competing global dynamics, valuations and earnings outlooks.

The first quarter invoked some doubt in the soft-landing narrative as the regional banking crisis emerged in early March. However, policymakers appeared to have succeeded in putting an end to deposit runs and bank failures by acting swiftly to provide liquidity. The risk remained that the bank crisis could smolder for months without any spectacular failures, yet gradually create grave implications for the economy and risk assets. Ultimately, the panic passed and ebullience from the emergence of artificial intelligence (AI) won out – interest rates fell 30-40 basis point across the board, credit spreads only widened a few basis points, and the S&P 500 / Nasdaq total returns (TR) came in at 7.5% and 17%, respectively.

The second quarter told a similar story of resilience, as corporate America took center stage of the soft-landing debate. There was a growing hope the AI boom could unleash a productivity miracle turbocharging US growth for the next decade. Equity markets were up sizably since the beginning of the year, but the breadth of the rally was narrow, with only ten AI-exposed companies accounting for almost all the gains. The performance of the S&P 500 Equal Weight Index and corporate credit spreads reflected greater investor caution - nonetheless, it was truly remarkable how well many companies continued to perform fundamentally, despite increasingly tight monetary policy. But how long could that last? Inflation is unlikely to decline rapidly until the labor market significantly loosens, but layoffs are unlikely to accelerate significantly until inflation declines quickly, causing a more acute squeeze on margins. Needless to say, the first half of 2023 gave the impression the economy was on the pathway to a soft landing, with a recession being avoidable. The ability of companies to

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023 (Unaudited)

successfully manage disinflation appeared to be responsible for the economy’s surprising resilience. As a result, the quarter closed with the rates curve meaningfully bear-steepening (2-year rose 87 basis points), spreads tightening 10-15 basis points and the S&P 500 / Nasdaq TR returning 8.7% and 13%, respectively.

Entering the third quarter, soft data (deeply inverted yield curve, survey data) did not align with the hard data (economic fundamentals) leading investors to question the reliability of their signals. Investors appeared fatigued by the recession narrative and more willing to position for spreads to grind tighter and equities to move higher over the summer months. However, this backdrop produced the worst quarter of performance of the year. On the surface, the US macroeconomic landscape was as supportive as one could hope for, with economic growth surpassing projections and inflation remaining lower than anticipated. The primary driver was the rise in long-end Treasury yields where investors showcased a growing belief that the economic repercussions of tighter monetary policy are gradually fading. The economy was adapting to higher interest rates, and real-time indicators suggested annualized growth of more than 4%. However, as yields rose, much of this year’s easing in broad financial conditions was being undone, risking another round of shorter lag impacts to growth. Further, the “wall of worry” narratives strengthened, as some investors considered refinancing risks over the next 12-18 months. For reference, more than $1.6 trillion in US corporate debt (roughly 7% of GDP) is set to mature by the end of 2025 and multiple commercial real estate issues yet to be resolved. As the rates market fully embraced a soft or no landing scenario, paradoxically, the likelihood of a hard landing could have been increasing. On the quarter, 30-year rates rose 84 basis points, credit spreads tightened, and the S&P 500 / Nasdaq total returns fell 3.3% and 3.9%, respectively.

In October, both bonds and stocks fell as bond yields rose sharply, driven by buoyant economic data and concerns around the sustainability of government finances. Interest rate concerns overwhelmed risk assets, pushing down the S&P 500 Total Return (TR) index, the NASDAQ TR, and the Russell 2000 TR. Investment grade credit spreads widened, but remained resilient in the face of tightening credit conditions.

In November, US financial conditions saw the largest easing in any single month in the past four decades, equivalent to almost four Fed cuts. Investors bet on low recession risk for the U.S. as inflation cooled and employment remained buoyant. This led to the tightest investment grade credit spreads of the year and the highest one-month gain since December of 2008. General ebullience was experienced across asset classes.

The growth and the soft-landing narrative are likely to be put to the test, and our defensive positioning reflects the Fed’s timing challenge risk. While there have been upside surprises this year, our economists highlight that surprise fiscal stimulus – not robust consumer health - accounts for most of the US growth this year.

Source: LGIM America and Bloomberg.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023 (Unaudited)

Definition of the Comparative Index

The Bloomberg US Long Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with remaining maturity of greater than or equal to 10 years.

Comparison of Change in the Value of a $100,000,000 Investment in the LGIM America Long Duration U.S. Credit Fund, W Class Shares versus the Bloomberg U.S. Long Credit Index.

	AVERAGE ANNUAL TOTAL RETURNS FOR FOR THE YEAR ENDED OCTOBER 31, 2023

	One Year	Annualized Inception to Date*

W Class Shares	-0.89%†	-12.28%

Bloomberg US Long Credit Index	0.62%	-11.94%

† Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

* The Fund commenced operations on May 27, 2021.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023 (Unaudited)

fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General US Credit Fund returned 2.52% over the fiscal year, underperforming its benchmark, the Bloomberg US Credit Total Return Index, by 17 basis points.

Despite a meaningful defensive Treasury position, security selection and asset allocation drove outperformance. Alpha primarily came from our underweight to supranationals / tobacco at the asset allocation level while strategic positions in names such as Intel, Pfizer and Meta also contributed to outperformance.

The 2023 headline has been surprising economic resilience and, thus far, an effective Fed. They’ve seemingly been able to bring inflation down without disrupting the job market while also dodging a widespread banking crisis.

As we entered 2023, it was unclear precisely how high the Fed would hike and the timing around a potential pause. Our bear case hinged on mounting evidence that the economy was headed for recession in 2023 and a recognition that the “Fed put” would not be invoked as readily as it has in the past. Given the late 4Q rally in credit, the positive valuation argument meaningfully weakened, catapulting our recession and “restrictive for longer” Fed calls as the clear-cut dominant investment themes. Our general characterization of equity markets fell in the “uncertain” camp as well, leading to an overall bearish risk asset tilt given competing global dynamics, valuations and earnings outlooks.

The first quarter invoked some doubt in the soft-landing narrative as the regional banking crisis emerged in early March. However, policymakers appeared to have succeeded in putting an end to deposit runs and bank failures by acting swiftly to provide liquidity. The risk remained that the bank crisis could smolder for months without any spectacular failures, yet gradually create grave implications for the economy and risk assets. Ultimately, the panic passed and ebullience from the emergence of artificial intelligence (AI) won out – interest rates fell 30-40 basis point across the board, credit spreads only widened a few basis points, and the S&P 500 / Nasdaq total returns (TR) came in at 7.5% and 17%, respectively.

The second quarter told a similar story of resilience, as corporate America took center stage of the soft-landing debate. There was a growing hope the AI boom could unleash a productivity miracle turbocharging US growth for the next decade. Equity markets were up sizably since the beginning of the year, but the breadth of the rally was narrow, with only ten AI-exposed companies accounting for almost all the gains. The performance of the S&P 500 Equal Weight Index and corporate credit spreads reflected greater investor caution - nonetheless, it was truly remarkable how well many companies continued to perform fundamentally, despite increasingly tight monetary policy. But how long could that last? Inflation is unlikely to decline rapidly until the labor market significantly loosens, but layoffs are unlikely to accelerate significantly until inflation declines quickly, causing a more acute squeeze on margins. Needless to say, the first half of 2023 gave the impression the economy was on the pathway to a soft landing, with a recession being avoidable. The ability of companies to successfully manage disinflation appeared to be responsible for the economy’s surprising resilience. As a result, the quarter closed with the rates curve meaningfully bear-steepening (2-year rose 87 basis points), spreads tightening 10-15 basis points and the S&P 500 / Nasdaq TR returning 8.7% and 13%, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023 (Unaudited)

Entering the third quarter, soft data (deeply inverted yield curve, survey data) did not align with the hard data (economic fundamentals) leading investors to question the reliability of their signals. Investors appeared fatigued by the recession narrative and more willing to position for spreads to grind tighter and equities to move higher over the summer months. However, this backdrop produced the worst quarter of performance of the year. On the surface, the US macroeconomic landscape was as supportive as one could hope for, with economic growth surpassing projections and inflation remaining lower than anticipated. The primary driver was the rise in long-end Treasury yields where investors showcased a growing belief that the economic repercussions of tighter monetary policy are gradually fading. The economy was adapting to higher interest rates, and real-time indicators suggested annualized growth of more than 4%. However, as yields rose, much of this year’s easing in broad financial conditions was being undone, risking another round of shorter lag impacts to growth. Further, the “wall of worry” narratives strengthened, as some investors considered refinancing risks over the next 12-18 months. For reference, more than $1.6 trillion in US corporate debt (roughly 7% of GDP) is set to mature by the end of 2025 and multiple commercial real estate issues yet to be resolved. As the rates market fully embraced a soft or no landing scenario, paradoxically, the likelihood of a hard landing could have been increasing. On the quarter, 30-year rates rose 84 basis points, credit spreads tightened, and the S&P 500 / Nasdaq total returns fell 3.3% and 3.9%, respectively.

In October, both bonds and stocks fell as bond yields rose sharply, driven by buoyant economic data and concerns around the sustainability of government finances. Interest rate concerns overwhelmed risk assets, pushing down the S&P 500 Total Return (TR) index, the NASDAQ TR, and the Russell 2000 TR. Investment grade credit spreads widened, but remained resilient in the face of tightening credit conditions.

In November, US financial conditions saw the largest easing in any single month in the past four decades, equivalent to almost four Fed cuts. Investors bet on low recession risk for the U.S. as inflation cooled and employment remained buoyant. This led to the tightest investment grade credit spreads of the year and the highest one-month gain since December of 2008. General ebullience was experienced across asset classes.

The growth and the soft-landing narrative are likely to be put to the test, and our defensive positioning reflects the Fed’s timing challenge risk. While there have been upside surprises this year, our economists highlight that surprise fiscal stimulus – not robust consumer health - accounts for most of the US growth this year.

Source: LGIM America and Bloomberg.

Definition of the Comparative Index

The Bloomberg US Long Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the LGIM America U.S. Credit Fund, Institutional Shares versus the Bloomberg U.S. Long Credit Index.

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year	Annualized Inception to Date*
Institutional Shares	2.52%	-9.34%
Bloomberg US Long Credit Index	2.69%	-9.28%

* The Fund commenced operations on December 20, 2021.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General Retirement Income 2040 Fund (the “Fund”) returned +4.84% over the fiscal year, which was generally in-line with the annual returns of the various underlying component benchmarks.

For reference, global equities were up 11% and broad market investment grade fixed income was up about 2.7%. The relative performance of the Fund due to its underlying holdings was approximately flat with mixed performance of the various underlying funds versus their respective benchmarks. Outperformance in the Legal & General Developed Equity Index Fund was driven by favorable tax treatment and fair value effects (the latter reverts over time), and this was offset by underperformance in the Legal & General Long Duration US Credit Fund, Legal & General US Credit Fund and Legal & General Cash Flow Matched Bond Fund being positioned conservatively versus the market. The remainder of the Fund’s relative performance is explained by the timing and treatment of fund accounting throughout the period.

Source: LGIM America and Bloomberg.

Definition of the Comparative Indices

The Bloomberg Long Duration US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with remaining maturity of greater than or equal to 10 years.

The Bloomberg 1-5 Year Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with maturity of greater than or equal to 1 to 5 years.

The Bloomberg US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund October 31, 2023 (Unaudited)

Comparison of Change in the Value of a $100,000,000 Investment in the LGIM America Retirement Income 2040 Fund, W Class Shares versus the MSCI World Index, Bloomberg 1-5 Year Corporate Index, Bloomberg Long Duration US Credit Index and Bloomberg US Credit Index.

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year	Annualized Inception to Date*
W Class Shares	4.84%	-10.32%
MSCI World Index	11.05%	-5.23%
Bloomberg 1-5 Year Corporate Index	4.22%	-2.02%
Bloomberg Long Duration US Credit Index	0.62%	-17.61%
Bloomberg US Credit Index	2.69%	-9.36%

* The Fund commenced operations on December 22, 2021.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund October 31, 2023 (Unaudited)

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General Cash Flow Matched Bond Fund returned 3.25% over the fiscal year, underperforming its benchmark, the Bloomberg 1-5 Year Corporate Index, by 97 basis points.

With respect to attribution, the outperformance from our overweight to life insurers and REITs was diluted by our defensive treasury position and an overweight to supranationals and underweight to Banking and Finance Companies. Security selection ultimately was a negative contributor to returns as alpha from names such as Canadian Pacific and Wells Fargo was offset by our overweight positioning in treasuries and select defense / communications companies.

The 2023 headline has been surprising economic resilience and, thus far, an effective Fed. They’ve seemingly been able to bring inflation down without disrupting the job market while also dodging a widespread banking crisis.

As we entered 2023, it was unclear precisely how high the Fed would hike and the timing around a potential pause. Our bear case hinged on mounting evidence that the economy was headed for recession in 2023 and a recognition that the “Fed put” would not be invoked as readily as it has in the past. Given the late 4Q rally in credit, the positive valuation argument meaningfully weakened, catapulting our recession and “restrictive for longer” Fed calls as the clear-cut dominant investment themes. Our general characterization of equity markets fell in the “uncertain” camp as well, leading to an overall bearish risk asset tilt given competing global dynamics, valuations and earnings outlooks.

The first quarter invoked some doubt in the soft-landing narrative as the regional banking crisis emerged in early March. However, policymakers appeared to have succeeded in putting an end to deposit runs and bank failures by acting swiftly to provide liquidity. The risk remained that the bank crisis could smolder for months without any spectacular failures, yet gradually create grave implications for the economy and risk assets. Ultimately, the panic passed and ebullience from the emergence of artificial intelligence (AI) won out – interest rates fell 30-40 basis point across the board, credit spreads only widened a few basis points, and the S&P 500 / Nasdaq total returns (TR) came in at 7.5% and 17%, respectively.

The second quarter told a similar story of resilience, as corporate America took center stage of the soft-landing debate. There was a growing hope the AI boom could unleash a productivity miracle turbocharging US growth for the next decade. Equity markets were up sizably since the beginning of the year, but the breadth of the rally was narrow, with only ten AI-exposed companies accounting for almost all the gains. The performance of the S&P 500 Equal Weight Index and corporate credit spreads reflected greater investor caution -nonetheless, it was truly remarkable how well many companies continued to perform fundamentally, despite increasingly tight monetary policy. But how long could that last? Inflation is unlikely to decline rapidly until the labor market significantly loosens, but layoffs are unlikely to accelerate significantly until inflation declines quickly, causing a more acute squeeze on margins. Needless to say, the first half of 2023 gave the impression the economy was on the pathway to a soft landing, with a recession being avoidable. The ability of companies to successfully manage disinflation appeared to be responsible for the economy’s surprising resilience. As a result, the quarter closed with the rates curve meaningfully bear-steepening

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023 (Unaudited)

(2-year rose 87 basis points), spreads tightening 10-15 basis points and the S&P 500 / Nasdaq TR returning 8.7% and 13%, respectively.

Entering the third quarter, soft data (deeply inverted yield curve, survey data) did not align with the hard data (economic fundamentals) leading investors to question the reliability of their signals. Investors appeared fatigued by the recession narrative and more willing to position for spreads to grind tighter and equities to move higher over the summer months. However, this backdrop produced the worst quarter of performance of the year. On the surface, the US macroeconomic landscape was as supportive as one could hope for, with economic growth surpassing projections and inflation remaining lower than anticipated. The primary driver was the rise in long-end Treasury yields where investors showcased a growing belief that the economic repercussions of tighter monetary policy are gradually fading. The economy was adapting to higher interest rates, and real-time indicators suggested annualized growth of more than 4%. However, as yields rose, much of this year’s easing in broad financial conditions was being undone, risking another round of shorter lag impacts to growth. Further, the “wall of worry” narratives strengthened, as some investors considered refinancing risks over the next 12-18 months. For reference, more than $1.6 trillion in US corporate debt (roughly 7% of GDP) is set to mature by the end of 2025 and multiple commercial real estate issues yet to be resolved. As the rates market fully embraced a soft or no landing scenario, paradoxically, the likelihood of a hard landing could have been increasing. On the quarter, 30-year rates rose 84 basis points, credit spreads tightened, and the S&P 500 / Nasdaq total returns fell 3.3% and 3.9%, respectively.

In October, both bonds and stocks fell as bond yields rose sharply, driven by buoyant economic data and concerns around the sustainability of government finances. Interest rate concerns overwhelmed risk assets, pushing down the S&P 500 Total Return (TR) index, the NASDAQ TR, and the Russell 2000 TR. Investment grade credit spreads widened, but remained resilient in the face of tightening credit conditions.

In November, US financial conditions saw the largest easing in any single month in the past four decades, equivalent to almost four Fed cuts. Investors bet on low recession risk for the U.S. as inflation cooled and employment remained buoyant. This led to the tightest investment grade credit spreads of the year and the highest one-month gain since December of 2008. General ebullience was experienced across asset classes.

The growth and the soft-landing narrative are likely to be put to the test, and our defensive positioning reflects the Fed’s timing challenge risk. While there have been upside surprises this year, our economists highlight that surprise fiscal stimulus – not robust consumer health - accounts for most of the US growth this year to become constructive on the asset class may be at tighter levels than in past downturns.

Source: LGIM America and Bloomberg.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023 (Unaudited)

Definition of the Comparative Index

The Bloomberg 1-5 Year Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years and are publicly issued.

Comparison of Change in the Value of a $1,000,000 Investment in the LGIM America Cash Flow Matched Bond Fund, Institutional Shares versus the Bloomberg 1-5 Year Credit Index.

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year	Annualized Inception to Date*
Institutional Shares	3.25	-1.91%
Bloomberg 1-5 Year Credit Index	4.22	-2.04%

* The Fund commenced operations on December 20, 2021.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

The Legal & General Global Developed Equity Index Fund, which seeks to provide investment results that track the performance of the MSCI World Index (the “Index”), returned 11.05% over the fiscal year, in-line with the Index.

The strongest country performers were Denmark (41.67%), Italy (37.97%) and Austria (27.65%). The weakest country performers included Israel (-17.44%), Finland (-5.48%) and Canada (-0.41%). Overall, growth stocks within the Index outperformed value stocks over the fiscal year. The highest performing sectors for the period included Information Technology (30.24%), Communication Services (28.19%) and Consumer Discretionary (12.53%) while Real Estate (-4.5%), Health Care (-1.45%) and Utilities (-0.47%) were the worst performing sectors. The US dollar experienced weak performance as it returned -4.36% versus a basket of currencies as measured by the DXY (US dollar) index for the period. The price of oil, as measured by the West Texas Intermediate spot price, fell for the period, down -6.37%.

Source: LGIM America and Bloomberg.

Definition of the Comparative Index

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the LGIM America Global Developed Equity Index Fund, Institutional Shares versus the MSCI World Index.

	AVERAGE ANNUAL TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2023
	One Year	Annualized Inception to Date*
Institutional Shares	11.05%	-3.98%
MSCI World Index	11.05%	-3.85%

* The Fund commenced operations on December 20, 2021.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on previous page.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund October 31, 2023

SECTOR WEIGHTING† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS U.S. TREASURY OBLIGATIONS — 98.6%

	Face Amount	Value
United States Treasury Inflation Indexed Bonds
3.875%, 04/15/2029 *	$610,715	$651,294
3.625%, 04/15/2028	525,821	548,730
3.375%, 04/15/2032	217,945	230,882
2.500%, 01/15/2029 *	474,770	474,144
2.375%, 01/15/2025 *	876,300	865,198
2.375%, 01/15/2027 *	546,563	540,953
2.375%, 10/15/2028 *	727,735	725,385
2.125%, 02/15/2040	278,418	260,111
2.125%, 02/15/2041 *	423,404	394,554
2.000%, 01/15/2026	564,622	553,271
1.750%, 01/15/2028	514,405	497,184
1.625%, 10/15/2027 *	1,368,114	1,322,328
1.500%, 02/15/2053 *	579,440	453,650
1.375%, 07/15/2033	1,062,477	961,095
1.375%, 02/15/2044	725,871	578,279
1.250%, 04/15/2028 *	1,350,115	1,276,294
1.125%, 01/15/2033 *	1,598,647	1,416,176
1.000%, 02/15/2046	412,055	297,001
1.000%, 02/15/2048 *	366,045	257,840
1.000%, 02/15/2049	342,854	239,767
0.875%, 01/15/2029 *	925,323	851,966
0.875%, 02/15/2047	503,672	348,183
0.750%, 07/15/2028	1,078,801	997,964
0.750%, 02/15/2042 *	672,586	485,768
0.750%, 02/15/2045 *	799,242	550,720
0.625%, 01/15/2026 *	1,186,185	1,128,358
0.625%, 07/15/2032 *	1,638,957	1,403,053
0.625%, 02/15/2043 *	527,487	364,728

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund October 31, 2023

SCHEDULE OF INVESTMENTS U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
0.500%, 01/15/2028 *	$1,239,721	$1,137,650
0.375%, 07/15/2025 *	1,408,612	1,349,241
0.375%, 01/15/2027	1,100,703	1,022,719
0.375%, 07/15/2027	1,213,701	1,122,425
0.250%, 01/15/2025	1,284,604	1,236,782
0.250%, 07/15/2029	1,093,464	967,705
0.250%, 02/15/2050 *	519,255	287,943
0.125%, 04/15/2025	1,026,985	980,517
0.125%, 10/15/2025 *	1,249,544	1,185,505
0.125%, 04/15/2026 *	964,690	902,126
0.125%, 07/15/2026	1,182,243	1,105,524
0.125%, 10/15/2026 *	1,334,813	1,241,046
0.125%, 04/15/2027 *	1,363,612	1,248,944
0.125%, 01/15/2030 *	1,235,107	1,066,293
0.125%, 07/15/2030	1,367,534	1,171,498
0.125%, 01/15/2031 *	1,415,316	1,193,813
0.125%, 07/15/2031 *	1,446,804	1,210,851
0.125%, 01/15/2032 *	1,579,423	1,301,914
0.125%, 02/15/2051 *	522,417	273,371
0.125%, 02/15/2052	605,503	313,017

TOTAL U.S. TREASURY OBLIGATIONS (Cost $41,267,931)		38,993,760

EXCHANGE TRADED FUND — 1.4%

	Shares
iShares TIPS Bond ETF	5,435	558,718

TOTAL EXCHANGE TRADED FUND (Cost $570,506)		558,718

TOTAL INVESTMENTS— 100.0% (Cost $41,838,437)		$39,552,478

Percentages are based on Net Assets of $39,555,627.

*	Security, or a portion thereof, is held by the Legal & General Commodity Strategy Fund Offshore Ltd. CFC as of October 31, 2023.

ETF – Exchange Traded Fund

TIPS – Treasury Inflation Protected Securities

USD – US Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund October 31, 2023

A list of the open OTC swap agreements held by the Fund at October 31, 2023 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)

Bank of America	BCOMGC	0.065%	BCOMGC	Monthly	11/30/2023	USD	$7,937,000	$–	$–	$–
Bank of America	BCOMRS	0.11%	BCOMRS	Monthly	11/30/2023	USD	31,749,000	(1)	–	(1)

								$(1)	$–	$(1)

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$38,993,760	$–	$38,993,760
Exchange Traded Fund	558,718	–	–	558,718

Total Investments in Securities	$558,718	$38,993,760	$–	$39,552,478

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(1)	–	(1)

Total Other Financial Instruments	$–	$(1)	$–	$(1)

* Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SECTOR WEIGHTING † (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 84.9%

	Face Amount	Value
COMMUNICATION SERVICES — 11.2%
Alphabet
1.900%, 08/15/2040	$80,000	$47,797
America Movil
6.125%, 03/30/2040	100,000	94,818
AT&T
4.500%, 05/15/2035	265,000	220,723
3.800%, 12/01/2057	5,000	3,009
3.650%, 06/01/2051	55,000	33,779
3.650%, 09/15/2059	225,000	130,095
3.550%, 09/15/2055	765,000	445,179
3.500%, 06/01/2041	15,000	10,025
Charter Communications Operating
4.800%, 03/01/2050	315,000	207,596
3.900%, 06/01/2052	5,000	2,832
3.500%, 06/01/2041	235,000	141,557

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES (continued)
Comcast
2.987%, 11/01/2063	$30,000	$15,418
2.937%, 11/01/2056	468,000	247,863
2.887%, 11/01/2051	285,000	157,190
Meta Platforms
5.750%, 05/15/2063	20,000	17,949
5.600%, 05/15/2053	355,000	320,903
4.450%, 08/15/2052	97,000	73,361
NBCUniversal Media
4.450%, 01/15/2043	235,000	182,369
Paramount Global
5.850%, 09/01/2043	300,000	216,799
4.375%, 03/15/2043	50,000	29,950
Time Warner Cable
5.875%, 11/15/2040	230,000	181,451
4.500%, 09/15/2042	105,000	68,973
T-Mobile USA
6.000%, 06/15/2054	45,000	40,735
5.800%, 09/15/2062	35,000	30,125
3.000%, 02/15/2041	135,000	85,153
Verizon Communications
3.550%, 03/22/2051	315,000	197,891
3.400%, 03/22/2041	270,000	181,950
2.987%, 10/30/2056	270,000	141,918
Vodafone Group
5.625%, 02/10/2053	45,000	37,822
4.250%, 09/17/2050	80,000	54,521
Walt Disney
4.625%, 03/23/2040	35,000	29,411
3.600%, 01/13/2051	105,000	69,373
3.500%, 05/13/2040	185,000	132,953
2.750%, 09/01/2049	150,000	83,876
Warnermedia Holdings
5.391%, 03/15/2062	35,000	24,514
5.141%, 03/15/2052	315,000	222,985
5.050%, 03/15/2042	260,000	192,278

		4,375,141

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY — 3.6%
Amazon.com
3.950%, 04/13/2052	$185,000	$135,389
3.100%, 05/12/2051	185,000	114,857
2.875%, 05/12/2041	105,000	70,446
General Motors
5.150%, 04/01/2038	105,000	84,450
Home Depot
4.950%, 09/15/2052	60,000	50,489
3.900%, 06/15/2047	5,000	3,580
3.625%, 04/15/2052	173,000	115,300
3.350%, 04/15/2050	130,000	82,728
3.300%, 04/15/2040	185,000	130,832
3.125%, 12/15/2049	125,000	76,051
2.375%, 03/15/2051	20,000	10,204
Lowe’s
5.625%, 04/15/2053	275,000	237,329
4.450%, 04/01/2062	55,000	37,552
4.250%, 04/01/2052	30,000	20,773
Target
2.950%, 01/15/2052	30,000	17,271
University of Southern California
3.028%, 10/01/2039	315,000	228,007

		1,415,258

CONSUMER STAPLES — 6.8%
7-Eleven
2.800%, 02/10/2051 (A)	35,000	18,477
2.500%, 02/10/2041 (A)	100,000	58,159
Anheuser-Busch
4.900%, 02/01/2046	580,000	482,435
4.700%, 02/01/2036	450,000	395,801
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	290,000	262,984
BAT Capital
4.758%, 09/06/2049	55,000	36,467
4.540%, 08/15/2047	150,000	96,887
4.390%, 08/15/2037	300,000	217,946
3.734%, 09/25/2040	25,000	15,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES (continued)
Constellation Brands
4.100%, 02/15/2048	$100,000	$70,623
JBS USA LUX
7.250%, 11/15/2053 (A)	100,000	88,828
6.500%, 12/01/2052	230,000	187,296
4.375%, 02/02/2052	100,000	60,665
Kenvue
5.100%, 03/22/2043	55,000	48,621
5.050%, 03/22/2053	88,000	75,597
Kraft Heinz Foods
5.500%, 06/01/2050	30,000	25,760
5.200%, 07/15/2045	110,000	90,873
4.875%, 10/01/2049	47,000	36,784
4.375%, 06/01/2046	20,000	14,620
Nestle Holdings
4.000%, 09/24/2048 (A)	35,000	26,390
3.900%, 09/24/2038 (A)	60,000	48,329
PepsiCo
2.625%, 10/21/2041	9,000	5,753
Philip Morris International
4.125%, 03/04/2043	80,000	57,320
Walmart
4.500%, 04/15/2053	115,000	93,231
2.650%, 09/22/2051	5,000	2,870
2.500%, 09/22/2041	154,000	97,294

		2,615,842

ENERGY — 8.6%
Apache
5.350%, 07/01/2049	55,000	39,956
BP Capital Markets America
3.379%, 02/08/2061	31,000	18,487
3.060%, 06/17/2041	95,000	62,971
3.001%, 03/17/2052	105,000	61,090
3.000%, 02/24/2050	5,000	2,953
2.939%, 06/04/2051	140,000	80,724
Columbia Pipeline Group
5.800%, 06/01/2045	60,000	50,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY (continued)
Columbia Pipelines Operating
6.497%, 08/15/2043 (A)	$20,000	$18,624
ConocoPhillips
5.700%, 09/15/2063	45,000	40,575
5.550%, 03/15/2054	60,000	53,719
3.800%, 03/15/2052	80,000	54,531
Energy Transfer
5.400%, 10/01/2047	130,000	102,386
5.350%, 05/15/2045	5,000	3,928
5.150%, 02/01/2043	35,000	26,966
5.150%, 03/15/2045	445,000	344,839
4.900%, 03/15/2035	100,000	84,718
Enterprise Products Operating
6.450%, 09/01/2040	15,000	14,929
5.100%, 02/15/2045	5,000	4,254
4.950%, 10/15/2054	100,000	80,843
4.900%, 05/15/2046	20,000	16,463
4.450%, 02/15/2043	20,000	15,769
4.250%, 02/15/2048	130,000	97,432
4.200%, 01/31/2050	5,000	3,665
3.300%, 02/15/2053	10,000	6,126
3.200%, 02/15/2052	110,000	66,527
Exxon Mobil
4.327%, 03/19/2050	5,000	3,879
4.227%, 03/19/2040	150,000	121,969
3.452%, 04/15/2051	95,000	62,423
3.095%, 08/16/2049	35,000	21,718
Hess
6.000%, 01/15/2040	5,000	4,821
5.800%, 04/01/2047	130,000	122,718
Kinder Morgan
5.550%, 06/01/2045	125,000	102,878
5.450%, 08/01/2052	55,000	44,421
5.200%, 03/01/2048	100,000	77,782
5.050%, 02/15/2046	55,000	41,979
3.600%, 02/15/2051	35,000	21,083
3.250%, 08/01/2050	55,000	31,121

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY (continued)
Kinder Morgan Energy Partners
6.375%, 03/01/2041	$45,000	$40,914
5.400%, 09/01/2044	20,000	16,104
Marathon Petroleum
4.750%, 09/15/2044	50,000	37,875
MPLX
4.950%, 03/14/2052	50,000	37,097
4.500%, 04/15/2038	165,000	128,720
Occidental Petroleum
7.950%, 06/15/2039	5,000	5,341
6.600%, 03/15/2046	10,000	9,610
6.200%, 03/15/2040	40,000	37,186
4.400%, 04/15/2046	10,000	7,171
Phillips
66 4.900%, 10/01/2046	50,000	39,268
3.300%, 03/15/2052	80,000	47,128
Sabal Trail Transmission
4.832%, 05/01/2048 (A)	30,000	22,629
4.682%, 05/01/2038 (A)	55,000	45,900
Shell International Finance BV
4.125%, 05/11/2035	130,000	110,948
3.750%, 09/12/2046	130,000	90,966
3.000%, 11/26/2051	20,000	11,784
Southern Natural Gas
4.800%, 03/15/2047 (A)	50,000	36,367
Suncor Energy
3.750%, 03/04/2051	45,000	28,567
Texas Eastern Transmission
4.150%, 01/15/2048 (A)	85,000	58,766
TotalEnergies Capital International
3.127%, 05/29/2050	235,000	143,706
2.986%, 06/29/2041	95,000	62,712
TransCanada PipeLines
4.750%, 05/15/2038	55,000	43,772
Williams
6.300%, 04/15/2040	135,000	127,344
5.750%, 06/24/2044	150,000	130,702

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY (continued)
3.500%, 10/15/2051	$15,000	$9,086

		3,339,758

FINANCIALS — 10.4%
American International Group
4.375%, 06/30/2050	65,000	47,541
Arthur J Gallagher
6.750%, 02/15/2054	105,000	103,126
5.750%, 03/02/2053	55,000	47,775
Banco Santander
6.938%, 11/07/2033	140,000	140,330
Bank of America
6.000%, 10/15/2036	95,000	91,458
5.872%, SOFRRATE + 1.840%, 09/15/2034 (B)	115,000	108,337
3.311%, SOFRRATE + 1.580%, 04/22/2042 (B)	295,000	195,703
2.572%, SOFRRATE + 1.210%, 10/20/2032 (B)	80,000	59,967
Bank of America MTN
2.972%, SOFRRATE + 1.330%, 02/04/2033 (B)	50,000	38,302
2.676%, SOFRRATE + 1.930%, 06/19/2041 (B)	370,000	225,329
BAT Capital
7.081%, 08/02/2053	60,000	53,503
7.079%, 08/02/2043	55,000	50,075
Berkshire Hathaway Finance
4.200%, 08/15/2048	75,000	57,433
2.850%, 10/15/2050	30,000	17,200
Blackstone Holdings Finance
2.000%, 01/30/2032 (A)	5,000	3,529
Citigroup
3.878%, TSFR3M + 1.430%, 01/24/2039 (B)	105,000	78,819
2.904%, SOFRRATE + 1.379%, 11/03/2042 (B)	80,000	49,044
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	50,000	33,667
Corebridge Financial
4.400%, 04/05/2052	100,000	69,056
4.350%, 04/05/2042	20,000	14,485
Goldman Sachs Group
5.150%, 05/22/2045	35,000	28,399
4.017%, TSFR3M + 1.635%, 10/31/2038 (B)	270,000	204,461
3.436%, SOFRRATE + 1.632%, 02/24/2043 (B)	105,000	69,295

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
3.102%, SOFRRATE + 1.410%, 02/24/2033 (B)	$5,000	$3,885
Goldman Sachs Group MTN
4.800%, 07/08/2044	125,000	99,011
JPMorgan Chase
6.254%, SOFRRATE + 1.810%, 10/23/2034 (B)	65,000	64,105
3.328%, SOFRRATE + 1.580%, 04/22/2052 (B)	135,000	82,791
3.109%, TSFR3M + 2.460%, 04/22/2041 (B)	285,000	189,242
Marsh & McLennan
5.700%, 09/15/2053	25,000	22,955
4.900%, 03/15/2049	15,000	12,325
4.350%, 01/30/2047	25,000	19,000
MetLife
5.875%, 02/06/2041	85,000	79,450
5.250%, 01/15/2054	195,000	163,085
5.000%, 07/15/2052	15,000	12,106
4.721%, 12/15/2044	100,000	78,377
Morgan Stanley
5.948%, H15T5Y + 2.430%, 01/19/2038 (B)	25,000	22,747
4.375%, 01/22/2047	5,000	3,732
Nasdaq
6.100%, 06/28/2063	35,000	30,957
5.950%, 08/15/2053	5,000	4,463
PNC Financial Services Group
6.875%, SOFRRATE + 2.284%, 10/20/2034 (B)	75,000	74,955
Prudential Financial
3.935%, 12/07/2049	50,000	33,878
S&P Global
3.700%, 03/01/2052	5,000	3,379
Travelers
5.450%, 05/25/2053	85,000	76,231
Truist Financial MTN
5.867%, SOFRRATE + 2.361%, 06/08/2034 (B)	100,000	91,008
5.122%, SOFRRATE + 1.852%, 01/26/2034 (B)	40,000	34,357
UBS
4.500%, 06/26/2048	25,000	20,356
UBS Group
4.988%, H15T1Y + 2.400%, 08/05/2033 (A),(B)	70,000	60,467

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
US Bancorp
5.836%, SOFRRATE + 2.260%, 06/12/2034 (B)	$40,000	$36,890
4.839%, SOFRRATE + 1.600%, 02/01/2034 (B)	15,000	12,819
2.491%, H15T5Y + 0.950%, 11/03/2036 (B)	135,000	92,362
Wells Fargo
6.491%, SOFRRATE + 2.060%, 10/23/2034 (B)	95,000	93,360
Wells Fargo MTN
5.557%, SOFRRATE + 1.990%, 07/25/2034 (B)	240,000	219,829
4.900%, 11/17/2045	50,000	38,059
4.611%, SOFRRATE + 2.130%, 04/25/2053 (B)	235,000	173,148
4.400%, 06/14/2046	345,000	241,040
3.350%, SOFRRATE + 1.500%, 03/02/2033 (B)	50,000	39,371
Westpac Banking
5.405%, H15T1Y + 2.680%, 08/10/2033 (B)	30,000	26,428
3.133%, 11/18/2041	50,000	29,205
3.020%, H15T5Y + 1.530%, 11/18/2036 (B)	45,000	32,504

		4,104,711

HEALTH CARE — 12.9%
Abbott Laboratories
4.900%, 11/30/2046	80,000	68,938
AbbVie
4.700%, 05/14/2045	50,000	40,571
4.500%, 05/14/2035	120,000	104,862
4.450%, 05/14/2046	15,000	11,674
4.250%, 11/21/2049	451,000	338,216
4.050%, 11/21/2039	448,000	349,567
Amgen
5.750%, 03/02/2063	10,000	8,656
5.650%, 03/02/2053	15,000	13,187
5.600%, 03/02/2043	105,000	93,601
4.400%, 05/01/2045	30,000	22,518
3.150%, 02/21/2040	120,000	80,244
Baxter International
3.132%, 12/01/2051	35,000	19,258
BayCare Health System
3.831%, 11/15/2050	15,000	10,497

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
Baylor Scott & White Holdings
2.839%, 11/15/2050	$50,000	$28,544
Boston Scientific
4.700%, 03/01/2049	5,000	3,981
4.550%, 03/01/2039	38,000	31,360
Bristol-Myers Squibb
6.400%, 11/15/2063	90,000	89,451
6.250%, 11/15/2053	90,000	89,071
3.550%, 03/15/2042	80,000	56,652
2.550%, 11/13/2050	93,000	49,539
2.350%, 11/13/2040	35,000	21,016
CVS Health
6.000%, 06/01/2063	105,000	90,809
5.875%, 06/01/2053	49,000	42,874
5.625%, 02/21/2053	25,000	21,179
5.125%, 07/20/2045	109,000	86,944
5.050%, 03/25/2048	151,000	118,880
4.780%, 03/25/2038	130,000	107,444
2.700%, 08/21/2040	185,000	111,868
Danaher
2.800%, 12/10/2051	138,000	77,580
2.600%, 10/01/2050	20,000	10,980
DH Europe Finance II Sarl
3.400%, 11/15/2049	30,000	19,571
3.250%, 11/15/2039	100,000	71,362
Elevance Health
5.125%, 02/15/2053	115,000	95,403
3.600%, 03/15/2051	80,000	51,299
Eli Lilly
4.950%, 02/27/2063	110,000	93,509
4.875%, 02/27/2053	107,000	92,619
4.150%, 03/15/2059	15,000	11,155
GE HealthCare Technologies
6.377%, 11/22/2052	35,000	33,931
Gilead Sciences
5.550%, 10/15/2053	45,000	40,656
4.750%, 03/01/2046	5,000	4,034
4.600%, 09/01/2035	95,000	83,402

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
4.500%, 02/01/2045	$30,000	$23,454
4.150%, 03/01/2047	15,000	11,051
2.800%, 10/01/2050	150,000	84,551
HCA
5.125%, 06/15/2039	35,000	28,764
4.375%, 03/15/2042	20,000	14,403
Kaiser Foundation Hospitals
4.150%, 05/01/2047	55,000	41,406
3.266%, 11/01/2049	50,000	31,194
3.002%, 06/01/2051	130,000	76,110
2.810%, 06/01/2041	100,000	64,146
Merck
5.150%, 05/17/2063	55,000	46,849
5.000%, 05/17/2053	100,000	85,412
4.900%, 05/17/2044	140,000	121,105
2.350%, 06/24/2040	5,000	3,102
New York and Presbyterian Hospital
2.606%, 08/01/2060	15,000	7,213
2.256%, 08/01/2040	15,000	8,901
Northwell Healthcare
4.260%, 11/01/2047	30,000	21,500
Novartis Capital
4.400%, 05/06/2044	30,000	24,486
Pfizer
2.550%, 05/28/2040	130,000	82,505
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	304,000	260,428
5.300%, 05/19/2053	126,000	110,232
5.110%, 05/19/2043	280,000	245,760
Roche Holdings
2.607%, 12/13/2051 (A)	186,000	102,987
Sutter Health
3.361%, 08/15/2050	35,000	21,686
Thermo Fisher Scientific
2.800%, 10/15/2041	95,000	60,431
UnitedHealth Group
6.050%, 02/15/2063	80,000	76,301
5.950%, 02/15/2041	5,000	4,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
5.875%, 02/15/2053	$125,000	$118,232
5.800%, 03/15/2036	10,000	9,837
5.050%, 04/15/2053	10,000	8,409
4.950%, 05/15/2062	20,000	16,116
4.750%, 05/15/2052	110,000	87,938
4.625%, 07/15/2035	5,000	4,443
3.250%, 05/15/2051	173,000	106,312
3.050%, 05/15/2041	275,000	183,335

		4,990,305

INDUSTRIALS — 7.4%
AerCap Ireland Capital DAC
3.850%, 10/29/2041	150,000	100,682
3.300%, 01/30/2032	255,000	197,750
Boeing
5.930%, 05/01/2060	35,000	29,443
5.805%, 05/01/2050	435,000	374,848
5.705%, 05/01/2040	570,000	503,890
Burlington Northern Santa Fe
4.150%, 04/01/2045	300,000	224,349
2.875%, 06/15/2052	95,000	54,019
Canadian Pacific Railway
6.125%, 09/15/2115	80,000	71,920
3.100%, 12/02/2051	115,000	67,494
3.000%, 12/02/2041	20,000	16,037
Carrier Global
3.577%, 04/05/2050	80,000	50,249
3.377%, 04/05/2040	95,000	63,989
Caterpillar
4.750%, 05/15/2064	95,000	76,125
General Dynamics
2.850%, 06/01/2041	30,000	19,697
Lockheed Martin
5.700%, 11/15/2054	60,000	56,182
5.200%, 02/15/2055	35,000	30,531
4.500%, 05/15/2036	100,000	87,568
Norfolk Southern
4.550%, 06/01/2053	10,000	7,545

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS (continued)
Northrop Grumman
5.150%, 05/01/2040	$20,000	$17,479
4.950%, 03/15/2053	25,000	20,707
4.030%, 10/15/2047	270,000	196,211
RTX
4.500%, 06/01/2042	430,000	333,871
3.030%, 03/15/2052	15,000	8,374
Union Pacific
3.799%, 10/01/2051	170,000	117,327
3.500%, 02/14/2053	35,000	22,639
3.375%, 02/14/2042	20,000	13,934
2.973%, 09/16/2062	150,000	79,048
Union Pacific MTN
3.550%, 08/15/2039	30,000	22,018

		2,863,926

INFORMATION TECHNOLOGY — 7.1%
Analog Devices
2.950%, 10/01/2051	45,000	26,316
2.800%, 10/01/2041	95,000	60,297
Apple
3.850%, 05/04/2043	30,000	23,186
2.650%, 02/08/2051	195,000	111,946
2.375%, 02/08/2041	695,000	443,639
Broadcom
3.500%, 02/15/2041 (A)	105,000	69,762
Intel
5.900%, 02/10/2063	90,000	81,386
5.700%, 02/10/2053	95,000	84,980
5.625%, 02/10/2043	15,000	13,723
5.050%, 08/05/2062	85,000	67,032
4.900%, 08/05/2052	165,000	131,456
4.750%, 03/25/2050	35,000	27,467
3.734%, 12/08/2047	100,000	67,299
Intuit
5.500%, 09/15/2053	20,000	18,165
KLA
4.950%, 07/15/2052	80,000	66,990

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Microsoft
3.450%, 08/08/2036	$130,000	$106,188
2.921%, 03/17/2052	205,000	126,479
2.525%, 06/01/2050	45,000	25,701
NVIDIA
3.500%, 04/01/2040	50,000	37,432
Oracle
6.900%, 11/09/2052	340,000	334,817
5.550%, 02/06/2053	95,000	78,975
4.125%, 05/15/2045	165,000	114,475
4.000%, 11/15/2047	20,000	13,310
3.950%, 03/25/2051	115,000	74,644
3.800%, 11/15/2037	15,000	11,040
3.650%, 03/25/2041	325,000	221,008
3.600%, 04/01/2050	20,000	12,241
Salesforce
3.050%, 07/15/2061	35,000	19,490
2.900%, 07/15/2051	80,000	47,021
2.700%, 07/15/2041	140,000	90,054
Visa
2.700%, 04/15/2040	235,000	157,203

		2,763,722

MATERIALS — 1.6%
BHP Billiton Finance USA
5.500%, 09/08/2053	45,000	40,880
Freeport-McMoRan
5.450%, 03/15/2043	185,000	152,081
Glencore Funding
6.500%, 10/06/2033 (A)	85,000	83,133
International Flavors & Fragrances
5.000%, 09/26/2048	30,000	21,731
3.468%, 12/01/2050 (A)	269,000	149,913
3.268%, 11/15/2040 (A)	185,000	112,392
Minera Mexico
4.500%, 01/26/2050 (A)	115,000	77,256

		637,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE — 2.7%
Agree
2.600%, 06/15/2033	$105,000	$74,669
Alexandria Real Estate Equities
5.150%, 04/15/2053	90,000	70,997
3.550%, 03/15/2052	130,000	77,553
Extra Space Storage
2.350%, 03/15/2032	20,000	14,651
Prologis
5.250%, 06/15/2053	55,000	46,285
Regency Centers
4.650%, 03/15/2049	135,000	97,492
Simon Property Group
5.850%, 03/08/2053	110,000	95,590
3.800%, 07/15/2050	15,000	9,533
3.250%, 09/13/2049	25,000	14,487
Spirit Realty
3.200%, 02/15/2031	250,000	197,593
Sun Communities Operating
5.700%, 01/15/2033	35,000	31,963
4.200%, 04/15/2032	140,000	115,538
2.700%, 07/15/2031	110,000	82,202
VICI Properties
5.625%, 05/15/2052	145,000	113,544

		1,042,097

UTILITIES — 12.6%
AEP Texas
3.450%, 01/15/2050	130,000	78,750
AEP Transmission
3.650%, 04/01/2050	80,000	52,881
Ameren Illinois
5.900%, 12/01/2052	35,000	33,209
4.500%, 03/15/2049	130,000	101,793
American Water Capital
3.450%, 05/01/2050	95,000	60,764
Arizona Public Service
3.500%, 12/01/2049	35,000	21,059
Baltimore Gas and Electric
2.900%, 06/15/2050	100,000	56,191

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
Berkshire Hathaway Energy
4.250%, 10/15/2050	$80,000	$56,048
CenterPoint Energy Houston Electric
3.600%, 03/01/2052	35,000	22,964
Commonwealth Edison
3.000%, 03/01/2050	135,000	77,911
Consolidated Edison of New York
6.150%, 11/15/2052	45,000	42,813
Constellation Energy Generation
6.250%, 10/01/2039	63,000	58,411
5.750%, 10/01/2041	50,000	43,528
5.600%, 06/15/2042	205,000	176,009
Consumers Energy
4.200%, 09/01/2052	20,000	14,670
2.500%, 05/01/2060	82,000	39,493
Dominion Energy
4.850%, 08/15/2052	20,000	15,198
Duke Energy Carolinas
5.400%, 01/15/2054	63,000	54,425
4.000%, 09/30/2042	270,000	197,405
3.550%, 03/15/2052	30,000	19,042
Duke Energy Florida
6.350%, 09/15/2037	165,000	163,171
Duke Energy Ohio
5.650%, 04/01/2053	25,000	22,176
4.300%, 02/01/2049	185,000	134,163
East Ohio Gas
3.000%, 06/15/2050 (A)	40,000	21,788
Emera US Finance
4.750%, 06/15/2046	31,000	21,614
Entergy
3.750%, 06/15/2050	100,000	62,912
Entergy Arkansas
2.650%, 06/15/2051	155,000	80,679
Entergy Louisiana
4.750%, 09/15/2052	20,000	15,320
3.100%, 06/15/2041	135,000	87,570
Entergy Texas
5.000%, 09/15/2052	35,000	27,849

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
Exelon
4.950%, 06/15/2035	$135,000	$116,806
FirstEnergy Transmission
5.450%, 07/15/2044 (A)	50,000	41,567
4.550%, 04/01/2049 (A)	35,000	25,899
Florida Power & Light
4.125%, 02/01/2042	135,000	104,741
Georgia Power
3.700%, 01/30/2050	105,000	69,058
Idaho Power MTN
5.500%, 03/15/2053	7,000	6,109
4.200%, 03/01/2048	40,000	29,175
Indiana Michigan Power
5.625%, 04/01/2053	95,000	84,294
MidAmerican Energy
5.850%, 09/15/2054	35,000	32,768
3.150%, 04/15/2050	95,000	56,982
Monongahela Power
5.400%, 12/15/2043 (A)	75,000	63,323
Nevada Power
5.900%, 05/01/2053	35,000	31,913
NextEra Energy Capital Holdings
5.250%, 02/28/2053	55,000	44,666
NiSource
4.375%, 05/15/2047	95,000	69,054
Northern States Power
5.100%, 05/15/2053	50,000	42,391
4.500%, 06/01/2052	35,000	26,872
2.900%, 03/01/2050	105,000	60,388
NSTAR Electric
4.950%, 09/15/2052	50,000	40,700
Oglethorpe Power
5.375%, 11/01/2040	135,000	111,471
4.500%, 04/01/2047	55,000	39,434
3.750%, 08/01/2050	285,000	180,025
Oncor Electric Delivery
7.250%, 01/15/2033	135,000	146,034
5.300%, 06/01/2042	170,000	154,203
4.950%, 09/15/2052	55,000	45,112

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
3.700%, 05/15/2050	$230,000	$153,302
Pacific Gas and Electric
6.750%, 01/15/2053	145,000	128,612
6.700%, 04/01/2053	40,000	35,542
4.950%, 07/01/2050	45,000	31,439
4.500%, 07/01/2040	115,000	81,740
4.200%, 06/01/2041	100,000	66,502
3.500%, 08/01/2050	130,000	72,459
3.300%, 08/01/2040	20,000	12,157
PacifiCorp
6.000%, 01/15/2039	95,000	87,045
5.500%, 05/15/2054	208,000	169,494
3.300%, 03/15/2051	105,000	60,074
PECO Energy
4.375%, 08/15/2052	35,000	26,316
Potomac Electric Power
4.150%, 03/15/2043	100,000	75,777
PPL Electric Utilities
3.000%, 10/01/2049	115,000	68,445
Public Service of Colorado
6.250%, 09/01/2037	105,000	101,855
2.700%, 01/15/2051	95,000	49,796
San Diego Gas & Electric
3.320%, 04/15/2050	30,000	18,027
Sempra
4.000%, 02/01/2048	5,000	3,409
3.800%, 02/01/2038	95,000	70,850
Southern California Gas
5.750%, 06/01/2053	80,000	70,795
Tucson Electric Power
4.000%, 06/15/2050	5,000	3,351
Virginia Electric and Power
5.450%, 04/01/2053	92,000	78,846

		4,948,624

TOTAL CORPORATE OBLIGATIONS (Cost $40,259,775)		33,096,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS U.S. TREASURY OBLIGATIONS — 5.5%

	Face Amount	Value
U.S. Treasury Bonds
4.375%, 08/15/2043	$140,000	$124,819
3.625%, 05/15/2053	2,300,000	1,792,562
U.S. Treasury Note
3.875%, 08/15/2033	260,000	239,322

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,293,928)		2,156,703

MUNICIPAL BONDS — 4.7%

CALIFORNIA — 1.8%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049	100,000	103,138
California State, GO
7.600%, 11/01/2040	100,000	113,901
7.550%, 04/01/2039	230,000	259,837
Regents of the University of California Medical Center Pooled Revenue, Ser H, GO
6.548%, 05/15/2048	100,000	104,567
San Diego County, Water Authority, RB
6.138%, 05/01/2049	110,000	112,354

		693,797

NEW JERSEY — 1.0%
New Jersey, Turnpike Authority, RB
7.414%, 01/01/2040	350,000	393,021

NEW YORK — 0.3%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	150,000	114,313

TEXAS — 1.6%
Dallas County, Hospital District, Ser C, GO
5.621%, 08/15/2044	257,000	245,359
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	125,000	113,001
North Texas, Tollway Authority, RB
6.718%, 01/01/2049	100,000	108,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS MUNICIPAL BONDS — continued

	Face Amount	Value
TEXAS (continued)
Texas State, GO
5.517%, 04/01/2039	$165,000	$158,237

		625,284

TOTAL MUNICIPAL BONDS (Cost $2,326,282)		1,826,415

SOVEREIGN DEBT — 2.3%

Indonesia Government International Bond
5.450%, 09/20/2052	40,000	35,235
Israel Government International Bond
3.875%, 07/03/2050	60,000	39,492
Mexico Government International Bond
6.350%, 02/09/2035	45,000	42,956
6.338%, 05/04/2053	45,000	39,042
5.750%, 10/12/2110	170,000	129,144
5.000%, 04/27/2051	170,000	124,962
4.280%, 08/14/2041	55,000	39,157
Panama Government International Bond
6.853%, 03/28/2054	40,000	34,314
3.870%, 07/23/2060	60,000	31,596
Perusahaan Penerbit SBSN Indonesia III
3.550%, 06/09/2051 (A)	20,000	12,938
Philippine Government International Bond
5.950%, 10/13/2047	35,000	33,015
5.609%, 04/13/2033	30,000	29,310
3.200%, 07/06/2046	120,000	74,770
2.950%, 05/05/2045	80,000	49,027
Republic of Poland Government International Bond
5.500%, 04/04/2053	85,000	74,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS SOVEREIGN DEBT — continued

	Face Amount	Value
Uruguay Government International Bond
5.100%, 06/18/2050	$135,000	$116,471

TOTAL SOVEREIGN DEBT (Cost $1,092,890)		905,900

TOTAL INVESTMENTS— 97.4% (Cost $45,972,875)		$37,985,788

Percentages are based on Net Assets of $38,988,748.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $1,297,545, representing 3.3% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

DAC — Designated Activity Company

GO — General Obligation

H15T5Y — US Treasury Yield Curve Rate T Note Constant Mat 5 Year

H15T1Y — US Treasury Yield Curve Rate T Note Constant Mat 1 Year

MTN — Medium Term Note

RB — Revenue Bond

SOFR — Secured Overnight Financing Rate

Ser — Series

TSFR3M — Term Structured Financing Rate 3 Month Average

As of October 31, 2023, all of the Fund’s investments in securities and other financial instruments were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SECTOR WEIGHTING † (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 93.4%

	Face Amount	Value
COMMUNICATION SERVICES — 5.2%
America Movil
4.375%, 04/22/2049	$25,000	$18,650
3.625%, 04/22/2029	30,000	26,718
AT&T
3.800%, 12/01/2057	25,000	15,044
3.650%, 09/15/2059	35,000	20,237
2.550%, 12/01/2033	100,000	71,761
Charter Communications Operating
6.384%, 10/23/2035	30,000	27,129
4.908%, 07/23/2025	40,000	39,111
4.800%, 03/01/2050	5,000	3,295
3.500%, 06/01/2041	10,000	6,024
Comcast
3.969%, 11/01/2047	30,000	21,030
3.400%, 04/01/2030	20,000	17,308
3.150%, 03/01/2026	40,000	37,961

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES (continued)
2.937%, 11/01/2056	$35,000	$18,537
2.887%, 11/01/2051	35,000	19,304
Meta Platforms
5.750%, 05/15/2063	10,000	8,975
5.600%, 05/15/2053	105,000	94,915
4.450%, 08/15/2052	15,000	11,345
Paramount Global
5.850%, 09/01/2043	75,000	54,200
4.375%, 03/15/2043	5,000	2,995
Time Warner Cable
7.300%, 07/01/2038	10,000	9,338
6.750%, 06/15/2039	10,000	8,720
6.550%, 05/01/2037	40,000	35,149
5.875%, 11/15/2040	10,000	7,889
4.500%, 09/15/2042	10,000	6,569
T-Mobile USA
5.800%, 09/15/2062	20,000	17,214
3.500%, 04/15/2025	90,000	86,954
Verizon Communications
3.550%, 03/22/2051	10,000	6,282
3.400%, 03/22/2041	185,000	124,669
Walt Disney
6.650%, 11/15/2037	10,000	10,400
4.625%, 03/23/2040	10,000	8,403
3.600%, 01/13/2051	25,000	16,517
3.500%, 05/13/2040	5,000	3,593
2.750%, 09/01/2049	20,000	11,184
2.000%, 09/01/2029	40,000	32,778
Warnermedia Holdings
5.391%, 03/15/2062	15,000	10,506
5.141%, 03/15/2052	120,000	84,947
5.050%, 03/15/2042	60,000	44,372

		1,040,023

CONSUMER DISCRETIONARY — 3.7%
Amazon.com
3.950%, 04/13/2052	35,000	25,614
3.875%, 08/22/2037	30,000	24,557

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
3.100%, 05/12/2051	$40,000	$24,834
Aptiv
2.396%, 02/18/2025	50,000	47,698
General Motors
5.950%, 04/01/2049	5,000	4,047
5.150%, 04/01/2038	20,000	16,086
Home Depot
4.500%, 09/15/2032	2,000	1,836
3.900%, 06/15/2047	5,000	3,580
3.625%, 04/15/2052	55,000	36,656
3.350%, 04/15/2050	25,000	15,909
3.250%, 04/15/2032	45,000	37,494
1.375%, 03/15/2031	45,000	33,273
Hyundai Capital America
5.950%, 09/21/2026 (A)	105,000	104,242
Lowe’s
5.625%, 04/15/2053	85,000	73,356
4.250%, 04/01/2052	25,000	17,311
Massachusetts Institute of Technology
5.600%, 07/01/2111	50,000	46,869
Nissan Motor
4.810%, 09/17/2030 (A)	95,000	80,807
Nissan Motor Acceptance
7.050%, 09/15/2028 (A)	65,000	64,142
6.950%, 09/15/2026 (A)	15,000	15,026
Northwestern University
3.662%, 12/01/2057	10,000	6,786
University of Notre Dame du Lac
3.394%, 02/15/2048	20,000	13,713
University of Southern California
5.250%, 10/01/2111	20,000	16,861
Volkswagen Group of America Finance
4.625%, 11/13/2025 (A)	10,000	9,759

		720,456

CONSUMER STAPLES — 5.7%
Alimentation Couche-Tard
2.950%, 01/25/2030 (A)	30,000	24,810

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES (continued)
Anheuser-Busch
4.900%, 02/01/2046	$25,000	$20,794
4.700%, 02/01/2036	100,000	87,956
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	40,000	36,274
4.600%, 04/15/2048	139,000	112,855
BAT Capital
7.750%, 10/19/2032	15,000	15,387
6.421%, 08/02/2033	70,000	65,967
4.390%, 08/15/2037	70,000	50,854
3.215%, 09/06/2026	120,000	111,043
2.259%, 03/25/2028	80,000	67,199
JBS USA LUX
7.250%, 11/15/2053 (A)	5,000	4,441
5.750%, 04/01/2033	152,000	133,676
3.000%, 02/02/2029	45,000	36,998
Kenvue
5.100%, 03/22/2043	15,000	13,260
5.050%, 03/22/2053	34,000	29,208
Kraft Heinz Foods
5.200%, 07/15/2045	10,000	8,261
4.375%, 06/01/2046	10,000	7,310
Mars
4.750%, 04/20/2033 (A)	210,000	192,701
3.950%, 04/01/2049 (A)	20,000	14,108
Nestle Holdings
4.000%, 09/24/2048 (A)	10,000	7,540
Philip Morris International
5.125%, 11/17/2027	40,000	38,968
Reynolds American
4.450%, 06/12/2025	50,000	48,758

		1,128,368

ENERGY — 8.5%
BP Capital Markets America
4.893%, 09/11/2033	125,000	114,482
3.379%, 02/08/2061	5,000	2,982
3.060%, 06/17/2041	30,000	19,886
3.001%, 03/17/2052	40,000	23,273

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY (continued)
3.000%, 02/24/2050	$15,000	$8,859
2.939%, 06/04/2051	20,000	11,532
2.772%, 11/10/2050	20,000	11,164
Cheniere Energy Partners
5.950%, 06/30/2033 (A)	105,000	98,244
Chevron USA
3.250%, 10/15/2029	70,000	62,158
Columbia Pipeline Group
5.800%, 06/01/2045	10,000	8,471
Columbia Pipelines Holding
6.055%, 08/15/2026 (A)	15,000	14,966
Energy Transfer
6.125%, 12/15/2045	40,000	34,540
5.550%, 02/15/2028	75,000	72,842
5.400%, 10/01/2047	30,000	23,628
5.350%, 05/15/2045	5,000	3,928
5.300%, 04/15/2047	10,000	7,748
4.950%, 06/15/2028	60,000	56,704
4.000%, 10/01/2027	30,000	27,618
Enterprise Products Operating
4.250%, 02/15/2048	65,000	48,716
3.750%, 02/15/2025	50,000	48,680
EOG Resources
4.375%, 04/15/2030	30,000	27,806
Equities
7.000%, 02/01/2030	25,000	25,287
3.625%, 05/15/2031 (A)	40,000	33,052
Exxon Mobil
4.227%, 03/19/2040	5,000	4,066
3.452%, 04/15/2051	40,000	26,283
3.095%, 08/16/2049	15,000	9,308
Hess
4.300%, 04/01/2027	60,000	57,421
Marathon Petroleum
4.700%, 05/01/2025	90,000	88,115
Midwest Connector Capital
3.900%, 04/01/2024 (A)	80,000	79,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY (continued)
MPLX
4.500%, 04/15/2038	$30,000	$23,404
1.750%, 03/01/2026	85,000	77,104
Occidental Petroleum
8.875%, 07/15/2030	115,000	127,719
ONEOK
5.550%, 11/01/2026	70,000	69,155
Sabal Trail Transmission
4.246%, 05/01/2028 (A)	90,000	83,722
Sabine Pass Liquefaction
5.900%, 09/15/2037	45,000	43,289
Spectra Energy Partners
3.375%, 10/15/2026	40,000	37,226
Tennessee Gas Pipeline
7.000%, 10/15/2028	30,000	30,733
Texas Eastern Transmission
4.150%, 01/15/2048 (A)	10,000	6,914
TotalEnergies Capital International
3.461%, 07/12/2049	35,000	23,169
3.127%, 05/29/2050	50,000	30,576
2.986%, 06/29/2041	30,000	19,804
Williams
5.800%, 11/15/2043	30,000	26,121
2.600%, 03/15/2031	15,000	11,700

		1,661,442

FINANCIALS — 31.5%
American International Group
4.375%, 06/30/2050	35,000	25,599
ANZ New Zealand Int’l
1.250%, 06/22/2026 (A)	100,000	88,774
ASB Bank
1.625%, 10/22/2026 (A)	70,000	61,763
BAE Systems Holdings
3.850%, 12/15/2025 (A)	10,000	9,588
Banco Bilbao Vizcaya Argentaria
1.125%, 09/18/2025	70,000	63,757
Banco Santander
6.607%, 11/07/2028	80,000	80,081

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
5.588%, 08/08/2028	$120,000	$115,754
Bank of America
5.819%, SOFRRATE + 1.570%, 09/15/2029 (B)	145,000	141,182
3.311%, SOFRRATE + 1.580%, 04/22/2042 (B)	35,000	23,219
2.572%, SOFRRATE + 1.210%, 10/20/2032 (B)	35,000	26,235
Bank of America MTN
4.948%, SOFRRATE + 2.040%, 07/22/2028 (B)	150,000	142,569
4.183%, 11/25/2027	90,000	82,817
3.458%, TSFR3M + 1.232%, 03/15/2025 (B)	200,000	197,622
2.972%, SOFRRATE + 1.330%, 02/04/2033 (B)	20,000	15,321
2.676%, SOFRRATE + 1.930%, 06/19/2041 (B)	105,000	63,945
Barclays
3.932%, US0003M + 1.610%, 05/07/2025 (B)	70,000	69,016
BAT Capital
7.081%, 08/02/2053	30,000	26,751
7.079%, 08/02/2043	20,000	18,209
Blackstone Holdings Finance
2.000%, 01/30/2032 (A)	20,000	14,116
BNP Paribas
5.125%, H15T1Y + 1.450%, 01/13/2029 (A),(B)	65,000	62,155
2.219%, SOFRRATE + 2.074%, 06/09/2026 (A),(B)	60,000	56,055
1.323%, SOFRRATE + 1.004%, 01/13/2027 (A),(B)	100,000	89,426
BPCE
1.652%, SOFRRATE + 1.520%, 10/06/2026 (A),(B)	50,000	45,298
Canadian Imperial Bank of Commerce
5.615%, 07/17/2026	95,000	94,075
Citigroup
5.500%, 09/13/2025	50,000	49,304
4.300%, 11/20/2026	10,000	9,398
3.887%, TSFR3M + 1.825%, 01/10/2028 (B)	10,000	9,272
3.200%, 10/21/2026	20,000	18,455
2.976%, SOFRRATE + 1.422%, 11/05/2030 (B)	10,000	8,204
2.904%, SOFRRATE + 1.379%, 11/03/2042 (B)	30,000	18,391
Corebridge Financial
3.900%, 04/05/2032	40,000	32,720
3.850%, 04/05/2029	75,000	66,207

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
3.500%, 04/04/2025	$65,000	$62,515
Credit Agricole
1.247%, SOFRRATE + 0.892%, 01/26/2027 (A),(B)	70,000	62,411
Credit Suisse NY
4.750%, 08/09/2024	145,000	143,074
Credit Suisse NY MTN
3.700%, 02/21/2025	105,000	101,112
Danske Bank MTN
6.259%, H15T1Y + 1.180%, 09/22/2026 (A),(B)	95,000	94,793
Deutsche Bank NY
0.898%, 05/28/2024	90,000	87,245
GA Global Funding Trust
3.850%, 04/11/2025 (A)	90,000	86,683
2.250%, 01/06/2027 (A)	10,000	8,731
1.950%, 09/15/2028 (A)	75,000	60,484
Goldman Sachs Group
4.411%, TSFR3M + 1.692%, 04/23/2039 (B)	20,000	15,841
3.500%, 01/23/2025	50,000	48,432
3.436%, SOFRRATE + 1.632%, 02/24/2043 (B)	15,000	9,899
3.210%, SOFRRATE + 1.513%, 04/22/2042 (B)	50,000	32,502
2.640%, SOFRRATE + 1.114%, 02/24/2028 (B)	70,000	62,015
2.600%, 02/07/2030	15,000	12,042
1.992%, SOFRRATE + 1.090%, 01/27/2032 (B)	5,000	3,670
1.948%, SOFRRATE + 0.913%, 10/21/2027 (B)	100,000	87,694
1.431%, SOFRRATE + 0.798%, 03/09/2027 (B)	150,000	133,161
Huntington Bancshares
6.208%, SOFRRATE + 2.020%, 08/21/2029 (B)	60,000	57,670
ING Groep
4.625%, 01/06/2026 (A)	50,000	48,407
3.869%, SOFRRATE + 1.640%, 03/28/2026 (B)	85,000	81,922
JPMorgan Chase
6.254%, SOFRRATE + 1.810%, 10/23/2034 (B)	25,000	24,656
4.565%, SOFRRATE + 1.750%, 06/14/2030 (B)	90,000	82,623
4.250%, 10/01/2027	30,000	28,282
3.328%, SOFRRATE + 1.580%, 04/22/2052 (B)	30,000	18,398
2.069%, SOFRRATE + 1.015%, 06/01/2029 (B)	80,000	66,469

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
Lloyds Banking Group
4.716%, H15T1Y + 1.750%, 08/11/2026 (B)	$105,000	$101,764
Macquarie Group MTN
6.207%, 11/22/2024 (A)	105,000	104,979
Marsh & McLennan
5.400%, 09/15/2033	80,000	76,027
MetLife
5.250%, 01/15/2054	35,000	29,272
Morgan Stanley
5.948%, H15T5Y + 2.430%, 01/19/2038 (B)	15,000	13,648
5.449%, SOFRRATE + 1.630%, 07/20/2029 (B)	60,000	57,688
5.297%, SOFRRATE + 2.620%, 04/20/2037 (B)	5,000	4,342
5.123%, SOFRRATE + 1.730%, 02/01/2029 (B)	45,000	42,857
4.210%, SOFRRATE + 1.610%, 04/20/2028 (B)	80,000	74,602
Morgan Stanley MTN
4.300%, 01/27/2045	50,000	37,575
2.475%, SOFRRATE + 1.000%, 01/21/2028 (B)	60,000	53,168
2.188%, SOFRRATE + 1.990%, 04/28/2026 (B)	100,000	94,052
Nasdaq
5.550%, 02/15/2034	55,000	50,973
Nationwide Building Society MTN
2.972%, SOFRRATE + 1.290%, 02/16/2028 (A),(B)	80,000	71,119
Pacific Life Global Funding II
5.500%, 08/28/2026 (A)	105,000	104,173
PNC Financial Services Group
6.875%, SOFRRATE + 2.284%, 10/20/2034 (B)	35,000	34,979
5.582%, SOFRRATE + 1.841%, 06/12/2029 (B)	85,000	81,375
2.600%, 07/23/2026	130,000	119,463
Royal Bank of Canada MTN
2.300%, 11/03/2031	30,000	22,607
S&P Global
2.450%, 03/01/2027	40,000	36,189
Santander UK Group Holdings
6.833%, SOFRRATE + 2.749%, 11/21/2026 (B)	75,000	74,901
Toronto-Dominion Bank MTN
5.532%, 07/17/2026	65,000	64,266
5.523%, 07/17/2028	95,000	92,571

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS (continued)
Truist Bank
3.200%, 04/01/2024	$110,000	$108,624
2.250%, 03/11/2030	10,000	7,380
Truist Financial MTN
7.161%, SOFRRATE + 2.446%, 10/30/2029 (B)	70,000	70,405
6.047%, SOFRRATE + 2.050%, 06/08/2027 (B)	20,000	19,577
5.867%, SOFRRATE + 2.361%, 06/08/2034 (B)	115,000	104,659
5.122%, SOFRRATE + 1.852%, 01/26/2034 (B)	15,000	12,884
4.873%, SOFRRATE + 1.435%, 01/26/2029 (B)	70,000	64,620
2.850%, 10/26/2024	40,000	38,618
1.887%, SOFRRATE + 0.862%, 06/07/2029 (B)	60,000	48,001
UBS Group
6.373%, SOFRRATE + 3.340%, 07/15/2026 (A),(B)	45,000	44,716
4.703%, H15T1Y + 2.050%, 08/05/2027 (A),(B)	175,000	166,624
4.125%, 09/24/2025 (A)	20,000	19,145
US Bancorp
6.787%, SOFRRATE + 1.880%, 10/26/2027 (B)	95,000	95,659
5.836%, SOFRRATE + 2.260%, 06/12/2034 (B)	20,000	18,445
5.775%, SOFRRATE + 2.020%, 06/12/2029 (B)	75,000	72,129
4.839%, SOFRRATE + 1.600%, 02/01/2034 (B)	10,000	8,546
2.491%, H15T5Y + 0.950%, 11/03/2036 (B)	60,000	41,050
Wells Fargo
6.491%, SOFRRATE + 2.060%, 10/23/2034 (B)	45,000	44,223
Wells Fargo MTN
5.574%, SOFRRATE + 1.740%, 07/25/2029 (B)	195,000	187,797
4.650%, 11/04/2044	40,000	29,460
4.611%, SOFRRATE + 2.130%, 04/25/2053 (B)	20,000	14,736
3.350%, SOFRRATE + 1.500%, 03/02/2033 (B)	20,000	15,748
3.196%, TSFR3M + 1.432%, 06/17/2027 (B)	80,000	73,874
2.393%, SOFRRATE + 2.100%, 06/02/2028 (B)	120,000	104,596
Westpac Banking
1.953%, 11/20/2028	15,000	12,533

		6,212,648

HEALTH CARE — 8.9%
AbbVie
4.850%, 06/15/2044	20,000	16,708

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
4.550%, 03/15/2035	$10,000	$8,785
4.250%, 11/21/2049	138,000	103,490
4.050%, 11/21/2039	56,000	43,696
2.950%, 11/21/2026	170,000	157,399
Amgen
5.650%, 03/02/2053	5,000	4,396
5.600%, 03/02/2043	20,000	17,829
5.250%, 03/02/2030	30,000	28,805
4.400%, 05/01/2045	10,000	7,506
Bristol-Myers Squibb
6.400%, 11/15/2063	45,000	44,726
6.250%, 11/15/2053	45,000	44,535
4.550%, 02/20/2048	4,000	3,149
2.550%, 11/13/2050	15,000	7,990
Centene
3.000%, 10/15/2030	225,000	177,890
2.500%, 03/01/2031	30,000	22,719
CVS Health
6.000%, 06/01/2063	15,000	12,973
5.875%, 06/01/2053	15,000	13,125
5.625%, 02/21/2053	5,000	4,236
5.250%, 01/30/2031	25,000	23,532
5.125%, 07/20/2045	20,000	15,953
3.000%, 08/15/2026	40,000	37,083
Eli Lilly
4.950%, 02/27/2063	35,000	29,753
4.875%, 02/27/2053	41,000	35,490
Gilead Sciences
5.250%, 10/15/2033	60,000	56,835
4.000%, 09/01/2036	30,000	24,424
2.800%, 10/01/2050	20,000	11,273
Kaiser Foundation Hospitals
4.150%, 05/01/2047	30,000	22,585
Merck
4.900%, 05/17/2044	65,000	56,227
4.500%, 05/17/2033	40,000	36,359
4.300%, 05/17/2030	95,000	88,003

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
Northwell Healthcare
4.260%, 11/01/2047	$10,000	$7,167
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	39,000	33,410
5.300%, 05/19/2053	21,000	18,372
5.110%, 05/19/2043	90,000	78,994
4.750%, 05/19/2033	225,000	206,509
Revvity
0.850%, 09/15/2024	70,000	66,774
Smith & Nephew
2.032%, 10/14/2030	40,000	30,094
Sutter Health
5.164%, 08/15/2033	60,000	56,033
UnitedHealth Group
5.875%, 02/15/2053	70,000	66,210
4.750%, 05/15/2052	15,000	11,992

		1,733,029

INDUSTRIALS — 8.6%
AerCap Ireland Capital DAC
6.150%, 09/30/2030	45,000	43,171
6.100%, 01/15/2027	45,000	44,297
5.750%, 06/06/2028	45,000	43,223
3.300%, 01/30/2032	60,000	46,529
3.000%, 10/29/2028	60,000	50,611
2.450%, 10/29/2026	40,000	35,578
1.650%, 10/29/2024	110,000	104,888
Boeing
5.805%, 05/01/2050	110,000	94,789
5.150%, 05/01/2030	60,000	56,217
5.040%, 05/01/2027	190,000	183,973
3.250%, 02/01/2028	30,000	26,777
3.100%, 05/01/2026	60,000	55,874
2.196%, 02/04/2026	110,000	101,088
Burlington Northern Santa Fe
4.150%, 04/01/2045	60,000	44,870
Canadian Pacific Railway
6.125%, 09/15/2115	20,000	17,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS (continued)
3.100%, 12/02/2051	$25,000	$14,673
Carrier Global
2.242%, 02/15/2025	7,000	6,666
Honeywell International
5.000%, 02/15/2033	90,000	84,996
L3Harris Technologies
5.400%, 07/31/2033	130,000	121,448
Norfolk Southern
4.550%, 06/01/2053	5,000	3,772
Northrop Grumman
5.150%, 05/01/2040	15,000	13,110
4.950%, 03/15/2053	10,000	8,283
Regal Rexnord
6.400%, 04/15/2033 (A)	115,000	105,648
6.300%, 02/15/2030 (A)	100,000	94,373
6.050%, 02/15/2026 (A)	60,000	59,005
RTX
4.450%, 11/16/2038	30,000	23,935
3.950%, 08/16/2025	70,000	67,711
Siemens Financieringsmaatschappij
1.700%, 03/11/2028 (A)	100,000	85,214
Union Pacific
3.500%, 02/14/2053	15,000	9,703
3.375%, 02/14/2042	10,000	6,967
Union Pacific MTN
3.550%, 08/15/2039	5,000	3,670
United Airlines Class AA Pass Through Trust
4.150%, 08/25/2031	27,919	19,320

		1,678,359

INFORMATION TECHNOLOGY — 4.0%
Adobe
2.150%, 02/01/2027	110,000	99,451
Analog Devices
1.700%, 10/01/2028	40,000	33,517
Apple
2.650%, 02/08/2051	110,000	63,149
2.375%, 02/08/2041	80,000	51,066

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Broadcom
3.419%, 04/15/2033 (A)	$70,000	$54,410
3.137%, 11/15/2035 (A)	30,000	21,150
2.450%, 02/15/2031 (A)	30,000	23,015
Fiserv
3.200%, 07/01/2026	20,000	18,683
Intel
5.900%, 02/10/2063	35,000	31,650
5.700%, 02/10/2053	45,000	40,254
5.625%, 02/10/2043	10,000	9,149
4.900%, 08/05/2052	55,000	43,819
Mastercard
3.300%, 03/26/2027	30,000	28,009
Microsoft
2.525%, 06/01/2050	35,000	19,990
Oracle
6.900%, 11/09/2052	25,000	24,619
6.250%, 11/09/2032	60,000	59,402
5.550%, 02/06/2053	20,000	16,626
4.000%, 11/15/2047	5,000	3,328
3.950%, 03/25/2051	20,000	12,982
3.850%, 07/15/2036	70,000	53,310
3.650%, 03/25/2041	20,000	13,600
3.600%, 04/01/2050	5,000	3,060
QUALCOMM
1.650%, 05/20/2032	20,000	14,586
Salesforce
2.900%, 07/15/2051	20,000	11,755
2.700%, 07/15/2041	10,000	6,432
Vontier
2.950%, 04/01/2031	45,000	33,788

		790,800

MATERIALS — 1.6%
Freeport-McMoRan
5.250%, 09/01/2029	67,000	63,097
4.625%, 08/01/2030	21,000	18,544
4.250%, 03/01/2030	10,000	8,674

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS (continued)
International Flavors & Fragrances
3.468%, 12/01/2050 (A)	$90,000	$50,157
3.268%, 11/15/2040 (A)	90,000	54,677
2.300%, 11/01/2030 (A)	70,000	51,972
Minera Mexico
4.500%, 01/26/2050 (A)	30,000	20,153
PPG Industries
1.200%, 03/15/2026	50,000	44,864

		312,138

REAL ESTATE — 7.3%
Agree
4.800%, 10/01/2032	65,000	56,342
2.000%, 06/15/2028	80,000	65,533
Alexandria Real Estate Equities
4.750%, 04/15/2035	70,000	59,131
3.550%, 03/15/2052	35,000	20,880
2.950%, 03/15/2034	20,000	14,586
Equinix
2.625%, 11/18/2024	160,000	154,496
Extra Space Storage
5.500%, 07/01/2030	75,000	70,982
3.900%, 04/01/2029	80,000	70,910
Kite Realty Group Trust
4.750%, 09/15/2030	15,000	13,036
Mid-America Apartments
1.100%, 09/15/2026	50,000	43,955
Ontario Teachers’ Cadillac Fairview Properties Trust
2.500%, 10/15/2031 (A)	80,000	59,109
Prologis
2.250%, 01/15/2032	25,000	18,819
Public Storage Operating
5.100%, 08/01/2033	45,000	41,705
Regency Centers
4.650%, 03/15/2049	25,000	18,054
4.125%, 03/15/2028	40,000	36,647
Rexford Industrial Realty
2.150%, 09/01/2031	15,000	10,862

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE (continued)
Scentre Group Trust
1 3.750%, 03/23/2027 (A)	$10,000	$9,260
3.500%, 02/12/2025 (A)	20,000	19,332
3.250%, 10/28/2025 (A)	10,000	9,460
Simon Property Group
3.800%, 07/15/2050	30,000	19,065
1.750%, 02/01/2028	15,000	12,595
Spirit Realty
3.400%, 01/15/2030	20,000	16,631
3.200%, 02/15/2031	55,000	43,470
2.100%, 03/15/2028	40,000	33,337
Sun Communities Operating
2.700%, 07/15/2031	65,000	48,574
2.300%, 11/01/2028	195,000	159,940
UDR MTN
3.500%, 01/15/2028	35,000	31,462
VICI Properties
4.950%, 02/15/2030	15,000	13,368
4.750%, 02/15/2028	140,000	128,920
4.625%, 12/01/2029 (A)	70,000	60,567
4.125%, 08/15/2030 (A)	85,000	70,089

		1,431,117

UTILITIES — 8.4%
AES
3.300%, 07/15/2025 (A)	30,000	28,374
2.450%, 01/15/2031	10,000	7,516
CenterPoint Energy Houston Electric
3.000%, 03/01/2032	25,000	20,160
2.900%, 07/01/2050	10,000	5,716
Cleco Corporate Holdings
3.375%, 09/15/2029	30,000	24,785
Commonwealth Edison
4.000%, 03/01/2049	20,000	14,182
3.200%, 11/15/2049	30,000	18,003
3.000%, 03/01/2050	30,000	17,314
Constellation Energy Generation
6.250%, 10/01/2039	45,000	41,722

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
Consumers Energy
4.200%, 09/01/2052	$10,000	$7,335
3.500%, 08/01/2051	10,000	6,531
Dominion Energy
4.850%, 08/15/2052	10,000	7,599
3.375%, 04/01/2030	40,000	33,638
1.450%, 04/15/2026	140,000	125,873
DTE Energy
4.220%, 11/01/2024 (C)	105,000	102,931
Duke Energy Carolinas
2.850%, 03/15/2032	45,000	35,714
Duke Energy Ohio
4.300%, 02/01/2049	50,000	36,260
2.125%, 06/01/2030	20,000	15,632
Duke Energy Progress
4.100%, 05/15/2042	70,000	52,184
East Ohio Gas
3.000%, 06/15/2050 (A)	20,000	10,894
Entergy
2.950%, 09/01/2026	50,000	46,069
2.400%, 06/15/2031	40,000	30,396
Entergy Texas
3.550%, 09/30/2049	60,000	37,939
Georgia Power
4.300%, 03/15/2043	60,000	45,044
Indiana Michigan Power
4.250%, 08/15/2048	10,000	7,155
Indianapolis Power & Light
4.050%, 05/01/2046 (A)	30,000	21,032
Jersey Central Power & Light
2.750%, 03/01/2032 (A)	60,000	46,003
MidAmerican Energy
3.150%, 04/15/2050	60,000	35,988
National Rural Utilities Cooperative Finance
4.450%, 03/13/2026	45,000	43,846
NextEra Energy Capital Holdings
4.450%, 06/20/2025	155,000	151,218
Oglethorpe Power
5.375%, 11/01/2040	70,000	57,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
5.250%, 09/01/2050	$50,000	$40,185
Oncor Electric Delivery
4.950%, 09/15/2052	15,000	12,282
3.750%, 04/01/2045	40,000	28,164
3.700%, 05/15/2050	10,000	6,665
Pacific Gas and Electric
6.750%, 01/15/2053	62,000	54,993
6.700%, 04/01/2053	20,000	17,771
4.950%, 07/01/2050	10,000	6,986
4.500%, 07/01/2040	32,000	22,745
4.200%, 06/01/2041	5,000	3,325
2.500%, 02/01/2031	30,000	22,242
2.100%, 08/01/2027	70,000	59,264
Public Service of Colorado
3.200%, 03/01/2050	30,000	17,728
Public Service of New Hampshire
5.150%, 01/15/2053	54,000	46,072
Puget Energy
2.379%, 06/15/2028	60,000	50,760
Sempra
3.800%, 02/01/2038	20,000	14,916
Southern
1.750%, 03/15/2028	30,000	25,218
Southern California Gas
6.350%, 11/15/2052	34,000	32,940
5.750%, 06/01/2053	41,000	36,282
4.300%, 01/15/2049	10,000	7,179
Union Electric
4.000%, 04/01/2048	20,000	13,893

		1,654,463

TOTAL CORPORATE OBLIGATIONS (Cost $21,349,641)		18,362,843

U.S. TREASURY OBLIGATIONS — 3.7%

U.S. Treasury Bonds
4.375%, 08/15/2043	65,000	57,951
3.625%, 05/15/2053	685,000	533,872

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value

U.S. Treasury Notes
4.875%, 10/31/2028	$100,000	$100,219
4.625%, 09/30/2030	45,000	44,241

TOTAL U.S. TREASURY OBLIGATIONS (Cost $779,419)		736,283

SOVEREIGN DEBT — 1.5%

Indonesia Government International Bond
4.650%, 09/20/2032	80,000	73,104
Israel Government International Bond
3.875%, 07/03/2050	35,000	23,037
Mexico Government International Bond
6.350%, 02/09/2035	30,000	28,637
6.338%, 05/04/2053	20,000	17,352
5.000%, 04/27/2051	15,000	11,026
Panama Government International Bond
6.853%, 03/28/2054	15,000	12,867
3.870%, 07/23/2060	20,000	10,532
Perusahaan Penerbit SBSN Indonesia III
3.550%, 06/09/2051 (A)	10,000	6,469
Philippine Government International Bond
5.609%, 04/13/2033	15,000	14,655
3.200%, 07/06/2046	30,000	18,693
2.950%, 05/05/2045	10,000	6,128
Province of British Columbia Canada
4.200%, 07/06/2033	50,000	45,550
Republic of Poland Government International Bond
4.875%, 10/04/2033	25,000	23,092

TOTAL SOVEREIGN DEBT (Cost $343,670)		291,142

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund October 31, 2023

SCHEDULE OF INVESTMENTS MUNICIPAL BOND — 0.3%

	Face Amount	Value
CALIFORNIA — 0.3%
California State, GO
7.600%, 11/01/2040	$50,000	$56,951

TOTAL MUNICIPAL BOND (Cost $83,578)		56,951

TOTAL INVESTMENTS— 98.9% (Cost $22,556,308)		$19,447,219

Percentages are based on Net Assets of $19,663,233.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $3,093,324, representing 15.7% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

DAC — Designated Activity Company

GO — General Obligation

H15Y5Y — US Treasury Yield Curve Rate T Note Constant Mat 5 Year

H15Y1Y — US Treasury Yield Curve Rate T Note Constant Mat 1 Year

MTN — Medium Term Note

SOFR — Secured Overnight Financing Rate

TSFR3M — Term Structured Financing Rate 3 Month Average

As of October 31, 2023, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund October 31, 2023

SECTOR WEIGHTING† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
EXCHANGE TRADED FUNDS — 116.3%

	Shares	Value
Legal & General Cash Flow Matched Bond Fund*	2,207	$20,600
Legal & General Long Duration U.S. Credit Fund*	2,903	19,088
Legal & General MSCI World Index Fund*	4,611	41,222
Legal & General U.S. Credit Fund*	1,803	14,188

TOTAL EXCHANGE TRADED FUNDS (Cost $97,585)		95,098

TOTAL INVESTMENTS— 116.3% (Cost $97,585)		$95,098

Percentages are based on Net Assets of $81,801.

*	Affiliated investment.

The following is a summary of the transactions with affiliated investments for the year ended October 31, 2023 ($ Thousands):

			Changes in
			Unrealized
Value at	Purchases at	Proceeds	Appreciation	Realized	Value at		Dividend
10/31/22	Cost	from Sales	(Depreciation)	Gain (Loss)	10/31/23	Shares	Income
Legal & General Cash Flow Matched Bond Fund
$17,897	$14,850	$(12,233)	$642	$(556)	$20,600	2,207	$329
Legal & General Long Duration U.S. Credit Fund
19,920	16,220	(16,222)	1,773	(2,603)	19,088	2,903	692
Legal & General MSCI World Index Fund
75,641	34,679	(71,947)	11,145	(8,296)	41,222	4,611	703
Legal & General U.S. Credit Fund
12,568	15,860	(13,826)	729	(1,143)	14,188	1,803	431
Totals:
$ 126,026	$81,609	$(114,228)	$14,289	$(12,598)	$95,098	11,524	$2,155

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund October 31, 2023

Amounts designated as “—“ are $0 or have been rounded to $0.

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SECTOR WEIGHTING † (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 95.6%

	Face Amount	Value

COMMUNICATION SERVICES — 8.2%
Alphabet
0.800%, 08/15/2027	$100,000	$85,613
AT&T
2.300%, 06/01/2027	225,000	198,808
Comcast
3.950%, 10/15/2025	100,000	97,010
3.550%, 05/01/2028	100,000	91,629
NTT Finance
1.162%, 04/03/2026 (A)	200,000	179,528
Paramount Global
4.750%, 05/15/2025	167,000	163,218
Verizon Communications
0.850%, 11/20/2025	400,000	362,174
0.750%, 03/22/2024	500,000	490,105
Walt Disney
1.750%, 08/30/2024	250,000	241,931

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES (continued)
Warnermedia Holdings
3.755%, 03/15/2027	$100,000	$92,072

		2,002,088

CONSUMER DISCRETIONARY — 6.5%
Amazon.com
0.800%, 06/03/2025	200,000	186,223
BMW US Capital
0.750%, 08/12/2024 (A)	125,000	120,254
General Motors
4.000%, 04/01/2025	250,000	242,330
Home Depot
2.875%, 04/15/2027	150,000	137,776
Honda Motor
2.534%, 03/10/2027	100,000	90,408
Lowe’s
2.500%, 04/15/2026	300,000	278,675
McDonald’s MTN
1.450%, 09/01/2025	200,000	185,607
Starbucks
2.000%, 03/12/2027	100,000	88,822
Target
1.950%, 01/15/2027	200,000	180,059
Toyota Motor Credit
5.450%, 11/10/2027	50,000	49,853

		1,560,007

CONSUMER STAPLES — 8.2%
Altria Group
2.350%, 05/06/2025	100,000	94,697
Cargill
3.625%, 04/22/2027 (A)	100,000	94,006
0.400%, 02/02/2024 (A)	100,000	98,647
Coca-Cola
1.450%, 06/01/2027	100,000	87,839
Colgate-Palmolive
4.600%, 03/01/2028	125,000	122,304
Diageo Capital
1.375%, 09/29/2025	200,000	185,257

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES (continued)
Estee Lauder
4.375%, 05/15/2028	$100,000	$95,470
Hershey
4.250%, 05/04/2028	100,000	95,983
Hormel Foods
0.650%, 06/03/2024	100,000	97,018
Kenvue
5.050%, 03/22/2028	100,000	98,001
Mars
0.875%, 07/16/2026 (A)	200,000	177,798
McCormick
3.150%, 08/15/2024	150,000	146,787
PepsiCo
2.375%, 10/06/2026	150,000	138,910
Procter & Gamble
2.450%, 11/03/2026	200,000	185,142
Walmart
2.850%, 07/08/2024	250,000	245,389

		1,963,248

ENERGY — 4.7%
Chevron USA
3.850%, 01/15/2028	125,000	118,274
ConocoPhillips
3.350%, 11/15/2024	250,000	243,767
Enterprise Products Operating
3.950%, 02/15/2027	100,000	94,595
Kinder Morgan
4.300%, 06/01/2025	150,000	145,992
Phillips 66
4.950%, 12/01/2027	125,000	121,441
Sabine Pass Liquefaction
5.000%, 03/15/2027	120,000	115,550
Shell International Finance BV
3.500%, 11/13/2023	285,000	284,768

		1,124,387

FINANCIALS — 28.7%
Aflac
2.875%, 10/15/2026	150,000	138,504

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS (continued)
1.125%, 03/15/2026	$100,000	$89,818
American Express
5.850%, 11/05/2027	100,000	100,084
3.000%, 10/30/2024	100,000	97,140
Aon Global
3.500%, 06/14/2024	100,000	98,424
Bank of America MTN
3.593%, TSFR3M + 1.632%, 07/21/2028 (B)	100,000	90,496
3.559%, TSFR3M + 1.322%, 04/23/2027 (B)	100,000	93,375
0.981%, SOFRRATE + 0.910%, 09/25/2025 (B)	125,000	118,960
Bank of Montreal MTN
2.650%, 03/08/2027	125,000	111,809
Berkshire Hathaway Finance
2.300%, 03/15/2027	150,000	136,740
Charles Schwab
3.850%, 05/21/2025	125,000	120,850
Citibank
3.650%, 01/23/2024	200,000	198,978
Citigroup
3.200%, 10/21/2026	250,000	230,689
CME Group
3.750%, 06/15/2028	100,000	93,444
Corebridge Financial
3.650%, 04/05/2027	175,000	160,212
European Investment Bank
0.375%, 07/24/2024	250,000	240,964
European Investment Bank MTN
3.125%, 12/14/2023	200,000	199,453
GA Global Funding Trust
0.800%, 09/13/2024 (A)	250,000	237,134
GATX
4.350%, 02/15/2024	100,000	99,392
Goldman Sachs Group
3.750%, 02/25/2026	100,000	94,873
3.625%, 02/20/2024	275,000	272,814
Inter-American Development Bank MTN
0.875%, 04/03/2025	300,000	281,552
International Bank for Reconstruction & Development
0.250%, 11/24/2023	350,000	348,877

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS (continued)
Jackson Financial
1.125%, 11/22/2023	$250,000	$249,274
JPMorgan Chase
3.625%, 05/13/2024	200,000	197,551
1.561%, SOFRRATE + 0.605%, 12/10/2025 (B)	450,000	425,975
Kreditanstalt fuer Wiederaufbau
0.375%, 07/18/2025	350,000	322,332
Metropolitan Life Global Funding I MTN
0.700%, 09/27/2024 (A)	220,000	209,769
Morgan Stanley MTN
3.875%, 04/29/2024	200,000	197,977
2.720%, SOFRRATE + 1.152%, 07/22/2025 (B)	200,000	194,590
New York Life Global Funding
2.350%, 07/14/2026 (A)	200,000	183,311
Northwestern Mutual Global Funding
1.750%, 01/11/2027 (A)	100,000	87,719
PNC Financial Services Group
1.150%, 08/13/2026	125,000	109,779
Royal Bank of Canada MTN
1.400%, 11/02/2026	100,000	87,741
S&P Global
2.450%, 03/01/2027	200,000	180,945
State Street
1.684%, SOFRRATE + 0.560%, 11/18/2027 (B)	100,000	88,691
Toronto-Dominion Bank MTN
2.800%, 03/10/2027	200,000	180,379
1.950%, 01/12/2027	150,000	132,448
US Bancorp
1.450%, 05/12/2025	100,000	93,211
Wells Fargo MTN
3.550%, 09/29/2025	100,000	95,483
3.196%, TSFR3M + 1.432%, 06/17/2027 (B)	250,000	230,858

		6,922,615

HEALTH CARE — 8.5%
Abbott Laboratories
3.750%, 11/30/2026	100,000	95,682
Amgen
2.200%, 02/21/2027	125,000	112,019

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
HEALTH CARE (continued)
Astrazeneca Finance
0.700%, 05/28/2024	$100,000	$97,180
Bristol-Myers Squibb
0.750%, 11/13/2025	155,000	141,334
Cigna Group
4.125%, 11/15/2025	100,000	96,888
CVS Health
3.625%, 04/01/2027	150,000	139,258
Elevance Health
4.101%, 03/01/2028	125,000	116,773
2.375%, 01/15/2025	100,000	95,945
GE HealthCare Technologies
5.650%, 11/15/2027	150,000	148,484
Johnson & Johnson
0.550%, 09/01/2025	150,000	137,767
Kaiser Foundation Hospitals
3.150%, 05/01/2027	100,000	92,683
Medtronic Global Holdings SCA
4.250%, 03/30/2028	125,000	119,025
Merck
1.700%, 06/10/2027	125,000	110,181
Pfizer
3.400%, 05/15/2024	150,000	148,097
Thermo Fisher Scientific
4.800%, 11/21/2027	155,000	151,771
UnitedHealth Group
3.700%, 12/15/2025	250,000	241,571

		2,044,658

INDUSTRIALS — 8.5%
AerCap Ireland Capital DAC
5.750%, 06/06/2028	100,000	96,050
Burlington Northern Santa Fe
3.650%, 09/01/2025	300,000	290,628
Canadian Pacific Railway
1.750%, 12/02/2026	325,000	289,144
Caterpillar Financial Services MTN
2.150%, 11/08/2024	175,000	169,114

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS (continued)
Eaton
3.103%, 09/15/2027	$100,000	$91,734
Honeywell International
4.950%, 02/15/2028	100,000	98,775
John Deere Capital MTN
2.650%, 06/24/2024	270,000	264,738
Otis Worldwide
2.056%, 04/05/2025	100,000	94,782
Parker-Hannifin
4.250%, 09/15/2027	100,000	94,780
RTX
2.650%, 11/01/2026	300,000	274,525
Union Pacific
3.250%, 01/15/2025	100,000	97,174
Waste Management
0.750%, 11/15/2025	200,000	182,169

		2,043,613

INFORMATION TECHNOLOGY — 6.8%
Apple
2.450%, 08/04/2026	170,000	157,894
Intel
3.750%, 08/05/2027	150,000	140,819
Mastercard
2.950%, 11/21/2026	100,000	93,286
Microsoft
2.400%, 08/08/2026	500,000	464,779
NVIDIA
0.584%, 06/14/2024	100,000	96,953
PayPal Holdings
2.650%, 10/01/2026	100,000	92,113
QUALCOMM
3.250%, 05/20/2027	100,000	93,018
Salesforce
0.625%, 07/15/2024	250,000	241,335
Texas Instruments
1.125%, 09/15/2026	185,000	165,534

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Visa
3.150%, 12/14/2025	$100,000	$95,449

		1,641,180

MATERIALS — 0.4%
Ecolab
1.650%, 02/01/2027	100,000	88,311

REAL ESTATE — 7.8%
Alexandria Real Estate Equities
3.950%, 01/15/2027	200,000	186,965
ERP Operating
2.850%, 11/01/2026	250,000	229,756
Extra Space Storage
5.700%, 04/01/2028	200,000	194,902
Mid-America Apartments
1.100%, 09/15/2026	325,000	285,708
Prologis
2.125%, 04/15/2027	100,000	88,683
Public Storage Operating
1.500%, 11/09/2026	300,000	267,266
Realty Income
4.625%, 11/01/2025	150,000	146,163
4.600%, 02/06/2024	100,000	99,456
Simon Property Group
2.000%, 09/13/2024	300,000	289,857
Spirit Realty
3.200%, 01/15/2027	100,000	90,311

		1,879,067

UTILITIES — 7.3%
American Water Capital
2.950%, 09/01/2027	100,000	90,500
CMS Energy
2.950%, 02/15/2027	100,000	90,264
Connecticut Light and Power
3.200%, 03/15/2027	100,000	92,301
Duke Energy Florida
3.200%, 01/15/2027	150,000	139,576

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES (continued)
Entergy Louisiana
0.950%, 10/01/2024	$100,000	$95,654
Florida Power & Light
4.400%, 05/15/2028	80,000	76,146
National Rural Utilities Cooperative Finance MTN
1.000%, 10/18/2024	250,000	238,902
NextEra Energy Capital Holdings
1.875%, 01/15/2027	125,000	109,862
NiSource
5.250%, 03/30/2028	100,000	97,138
Oncor Electric Delivery
2.750%, 06/01/2024	175,000	171,719
Public Service Electric and Gas MTN
2.250%, 09/15/2026	200,000	182,915
Southern California Edison
5.300%, 03/01/2028	125,000	122,217
Southern California
Gas 2.950%, 04/15/2027	175,000	159,565
Virginia Electric and Power
3.500%, 03/15/2027	100,000	92,939

		1,759,698

TOTAL CORPORATE OBLIGATIONS (Cost $24,361,423)		23,028,872

U.S. TREASURY OBLIGATIONS — 3.3%

U.S. Treasury Notes
4.625%, 09/30/2028	175,000	173,482
4.125%, 07/31/2028	650,000	630,551

TOTAL U.S. TREASURY OBLIGATIONS (Cost $814,908)		804,033

TOTAL INVESTMENTS— 98.9% (Cost $25,176,331)		$23,832,905

Percentages are based on Net Assets of $24,099,365.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund October 31, 2023

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $1,388,166, representing 5.8% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

MTN — Medium Term Note

SOFR — Secured Overnight Financing Rate

TSFR3M — Term Structured Financing Rate 3 Month Average

The open futures contracts held by the Fund at October 31, 2023, are as follows:

					Unrealized
	Number	Expiration	Notional		Appreciation
Type of Contract	of	Date	Amount	Value	(Depreciation)
Long Contracts
U.S. 5-Year Treasury Note	22	Dec-2023	$2,343,278	$2,298,484	$(44,794)

Short Contracts
U.S. 2-Year Treasury Note	(4)	Dec-2023	$(814,531)	$(809,687)	$4,844

			$1,528,747	$1,488,797	$(39,950)

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$23,028,872	$–	$23,028,872
U.S. Treasury Obligations	–	804,033	–	804,033

Total Investments in Securities	$–	$23,832,905	$–	$23,832,905

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$4,844	$–	$–	$4,844
Unrealized Depreciation	(44,794)	–	–	(44,794)

Total Other Financial Instruments	$(39,950)	$–	$–	$(39,950)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SECTOR WEIGHTING† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%

	Shares	Value
COMMUNICATION SERVICES — 7.2%
Adevinta, Cl B (A)	103	$905
Alphabet, Cl A (A)	2,579	320,002
Alphabet, Cl C (A)	2,289	286,812
AT&T	3,108	47,863
Auto Trader Group (B)	384	2,905
BCE	29	1,076
Bollore	355	1,938
BT Group, Cl A	2,950	4,052
Cameco	186	7,609
Capcom	100	3,219
Cellnex Telecom (A) (B)	244	7,173
Charter Communications, Cl A (A)	43	17,320
Comcast, Cl A	1,801	74,363
CyberAgent	200	1,050
Dentsu Group	100	2,905
Deutsche Telekom	1,417	30,754
Electronic Arts	113	13,988
Elisa	57	2,418

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES (continued)
Fox	189	$5,615
Hakuhodo DY Holdings	100	812
HKT Trust & HKT	2,000	2,072
Informa	602	5,216
Infrastrutture Wireless Italiane (B)	136	1,489
Interpublic Group of	158	4,487
KDDI	600	17,949
Koninklijke KPN	1,350	4,538
Liberty Broadband, Cl C (A)	56	4,665
Liberty Global (A)	86	1,459
Liberty Media -Liberty Formula One, Cl C (A)	93	6,016
Liberty Media -Liberty SiriusXM (A)	70	1,719
Live Nation Entertainment (A)	67	5,361
LY	1,100	2,804
Match Group (A)	119	4,117
Meta Platforms, Cl A (A)	959	288,918
Netflix (A)	192	79,045
News	157	3,247
Nexon	200	3,670
Nintendo	400	16,526
Nippon Telegraph & Telephone	12,500	14,710
Omnicom Group	86	6,442
Orange	865	10,174
Paramount Global, Cl B	243	2,644
Pinterest, Cl A (A)	246	7,351
Publicis Groupe	97	7,386
Quebecor, Cl B	67	1,382
REA Group	21	1,928
ROBLOX, Cl A (A)	193	6,139
Rogers Communications, Cl B	167	6,187
Roku, Cl A (A)	59	3,515
Scout24 (B)	35	2,153
Sea ADR (A)	160	6,672
SEEK	134	1,768
Singapore Telecommunications	3,900	6,777
Sirius XM Holdings	405	1,733
Snap, Cl A (A)	464	4,645
SoftBank	1,300	14,699
SoftBank Group	400	16,382
Spark New Zealand	747	2,169
Swisscom	12	7,190
Take-Two Interactive Software (A)	71	9,496

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value

COMMUNICATION SERVICES (continued)
Tele2, Cl B	205	$1,456
Telecom Italia (A)	4,001	1,034
Telefonica	2,180	8,420
Telefonica Deutschland Holding	419	712
Telenor	281	2,872
Telia	1,093	2,317
Telstra Group	1,669	4,047
TELUS	190	3,064
T-Mobile US	235	33,807
Trade Desk, Cl A (A)	197	13,979
Universal Music Group	366	8,963
Verizon Communications	1,814	63,726
Vivendi	311	2,789
Vodafone Group	10,127	9,322
Walt Disney (A)	794	64,782
Warner Bros Discovery (A)	1,024	10,179
WPP	478	4,116
ZoomInfo Technologies, Cl A (A)	126	1,633

		1,664,837

CONSUMER DISCRETIONARY — 10.4%
Accor	96	3,063
adidas	72	12,802
Ageas	69	2,650
Airbnb, Cl A (A)	178	21,056
Aisin	100	3,484
Allianz	174	40,758
Amazon.com (A)	4,004	532,892
Aptiv (A)	119	10,377
Aramark	119	3,205
Aristocrat Leisure	279	6,858
AutoZone (A)	8	19,817
Avolta	42	1,472
Bandai Namco Holdings	300	6,215
Barratt Developments	408	2,058
Bath & Body Works	106	3,143
Bayerische Motoren Werke	137	12,742
Berkeley Group Holdings	45	2,212
Best Buy	90	6,014
Booking Holdings (A)	16	44,633
BorgWarner	96	3,542
Bridgestone	300	11,354

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY (continued)
BRP	22	$1,487
Burberry Group	162	3,339
Burlington Stores (A)	27	3,268
Caesars Entertainment (A)	86	3,431
Canadian Tire, Cl A	23	2,219
CarMax (A)	65	3,971
Carnival (A)	455	5,214
Chewy, Cl A (A)	36	696
Chipotle Mexican Grill, Cl A (A)	12	23,306
Cie Financiere Richemont, Cl A	230	27,134
Cie Generale des Etablissements Michelin SCA	280	8,318
Compass Group	739	18,631
Continental	44	2,873
Darden Restaurants	52	7,568
Deckers Outdoor (A)	11	6,568
Delivery Hero (A) (B)	65	1,661
Denso	800	11,813
Dick’s Sporting Goods	26	2,781
D’ieteren Group	7	1,040
Dollar General	96	11,428
Dollar Tree (A)	91	10,109
Dollarama	116	7,922
Domino’s Pizza	15	5,085
DoorDash, Cl A (A)	110	8,245
DR Horton	130	13,572
DraftKings, Cl A (A)	183	5,054
eBay	230	9,023
Entain	303	3,440
Etsy (A)	51	3,177
Evolution (B)	84	7,485
Expedia Group (A)	65	6,194
Fast Retailing	100	22,140
Ferrari	56	16,952
Flutter Entertainment (A)	76	11,936
Ford Motor	1,675	16,331
Galaxy Entertainment Group (A)	1,000	5,621
Garmin	72	7,382
General Motors	603	17,005
Genting Singapore	2,400	1,508
Genuine Parts	64	8,247
Gildan Activewear	79	2,244
Global-e Online, Cl E (A)	41	1,440

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY (continued)
H & M Hennes & Mauritz, Cl B	294	$3,950
Hasbro	52	2,348
Hermes International SCA	14	26,122
Hilton Worldwide Holdings	118	17,881
Home Depot	435	123,840
Honda Motor	2,100	21,522
Hyatt Hotels, Cl A	21	2,151
Hydro One (B)	132	3,423
IDP Education	84	1,161
Industria de Diseno Textil	463	15,982
InterContinental Hotels Group	73	5,173
Isuzu Motors	300	3,345
JD Sports Fashion	1,032	1,604
Kering	32	13,014
Kingfisher	846	2,160
Klepierre	81	1,967
Koito Manufacturing	100	1,498
La Francaise des Jeux SAEM (B)	38	1,226
Las Vegas Sands	157	7,451
Lear	24	3,114
Lennar, Cl A	110	11,735
LKQ	112	4,919
Lottery	890	2,569
Lowe’s	254	48,405
Lucid Group (A)	359	1,479
Lululemon Athletica (A)	49	19,280
Marriott International, Cl A	111	20,930
Mazda Motor	200	1,933
McDonald’s	317	83,108
MercadoLibre (A)	20	24,815
Mercedes-Benz Group	354	20,827
MGM Resorts International (A)	119	4,155
Mohawk Industries (A)	24	1,929
Moncler	97	5,038
Next	53	4,444
NIKE, Cl B	537	55,187
Nissan Motor (A)	1,100	4,233
NVR (A)	1	5,413
O’Reilly Automotive (A)	26	24,191
Oriental Land	500	16,173
Pan Pacific International Holdings	200	3,873
Panasonic Holdings	1,000	8,773

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY (continued)
Pandora	40	$4,537
Pearson	303	3,507
Persimmon	128	1,585
Pool	16	5,052
Prosus	664	18,614
PulteGroup	91	6,697
Puma	42	2,380
Rakuten Group (A)	700	2,589
Renault	77	2,702
Restaurant Brands International	125	8,396
Rivian Automotive, Cl A (A)	281	4,558
Ross Stores	147	17,047
Royal Caribbean Cruises (A)	102	8,642
Sands China (A)	1,200	3,230
SEB	11	1,088
Sekisui Chemical	100	1,370
Sekisui House	300	5,875
Sharp (A)	100	625
Sodexo	35	3,704
Sony Group	500	41,569
Starbucks	492	45,382
Stellantis	938	17,524
Subaru	200	3,462
Sumitomo Electric Industries	300	3,149
Suzuki Motor	200	7,762
Swatch Group	41	4,269
Target	198	21,937
Taylor Wimpey	1,459	1,970
Tesla (A)	1,237	248,439
TJX	502	44,211
Toyota Motor	4,600	80,471
Tractor Supply	46	8,858
Ulta Beauty (A)	22	8,389
USS	100	1,748
Vail Resorts	16	3,396
Valeo	92	1,216
VF	134	1,974
Volkswagen	13	1,503
Volvo Car, Cl B (A)	276	952
Wesfarmers	496	15,958
Whirlpool	25	2,614
Whitbread	81	3,284

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY (continued)
Wynn Resorts	42	$3,687
Yamaha	100	2,671
Yamaha Motor	100	2,444
Yum! Brands	125	15,108
Zalando (A) (B)	89	2,082
ZOZO	100	1,901

		2,419,674

CONSUMER STAPLES — 6.8%
Aeon	300	6,312
Ajinomoto	200	7,305
Albertsons, Cl A	117	2,539
Alimentation Couche-Tard	335	18,236
Altria Group	763	30,650
Anheuser-Busch InBev	373	21,223
Archer-Daniels-Midland	232	16,604
Asahi Group Holdings	200	7,234
Associated British Foods	143	3,528
Barry Callebaut	2	3,032
Beiersdorf	48	6,313
British American Tobacco	928	27,722
Brown-Forman, Cl B	139	7,806
Budweiser Brewing APAC (B)	700	1,330
Bunge	63	6,677
Campbell Soup	79	3,192
Carlsberg, Cl B	40	4,767
Carrefour	254	4,453
Church & Dwight	110	10,003
Clorox	52	6,120
Coca-Cola	1,784	100,778
Coca-Cola Europacific Partners	98	5,734
Coca-Cola HBC	115	2,986
Coles Group	635	6,163
Colgate-Palmolive	340	25,541
Conagra Brands	193	5,280
Constellation Brands, Cl A	71	16,625
Costco Wholesale	191	105,516
Danone	286	17,014
Darling Ingredients (A)	73	3,233
Davide Campari-Milano	210	2,321
Diageo	973	36,795
Empire	68	1,863

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES (continued)
Endeavour Group	545	$1,712
Essity, Cl B	246	5,609
Estee Lauder, Cl A	99	12,758
General Mills	261	17,028
George Weston	31	3,363
Haleon	2,433	9,752
Heineken	128	11,500
Heineken Holding	59	4,489
HelloFresh (A)	66	1,444
Henkel & KGaA	42	2,654
Hershey	65	12,178
Hormel Foods	120	3,906
Imperial Brands	379	8,074
J M Smucker	44	5,009
J Sainsbury	710	2,221
Japan Tobacco	500	11,639
JDE Peet’s	40	1,111
Jeronimo Martins SGPS	115	2,651
Kao	200	7,297
Kellanova	125	6,309
Kenvue	910	16,926
Kerry Group, Cl A	64	4,944
Kesko, Cl B	110	1,860
Keurig Dr Pepper	393	11,920
Kikkoman	100	5,689
Kimberly-Clark	146	17,468
Kirin Holdings	400	5,621
Kobe Bussan	100	2,475
Koninklijke Ahold Delhaize	409	12,111
Kraft Heinz	389	12,238
Kroger	285	12,930
Lamb Weston Holdings	63	5,657
MatsukiyoCocokara	300	5,263
McCormick	106	6,773
MEIJI Holdings	100	2,461
Metro, Cl A	100	5,079
Molson Coors Beverage, Cl B	76	4,391
Mondelez International, Cl A	591	39,130
Monster Beverage (A)	335	17,119
Mowi	176	2,860
Nestle	1,184	127,681
Ocado Group (A)	303	1,720

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES (continued)
Orkla	302	$2,082
PepsiCo	597	97,478
Pernod Ricard	89	15,804
Philip Morris International	667	59,470
Procter & Gamble	1,023	153,481
Reckitt Benckiser Group	312	20,875
Remy Cointreau	9	1,023
Salmar	33	1,565
Seven & i Holdings	300	10,992
Shiseido	200	6,343
Suntory Beverage & Food	100	3,009
Sysco	221	14,694
Tesco	3,114	10,219
Treasury Wine Estates	289	2,226
Tyson Foods, Cl A	118	5,469
Unicharm	200	6,796
Unilever	1,087	51,481
Walgreens Boots Alliance	332	6,999
Walmart	642	104,909
Welcia Holdings	100	1,658
WH Group (B)	3,500	2,090
Wilmar International	800	2,080
Woolworths Group	527	11,797
Yakult Honsha	200	4,713

		1,575,168

ENERGY — 5.0%
Aker BP	127	3,660
Ampol	95	1,926
APA	124	4,925
ARC Resources	288	4,633
Baker Hughes, Cl A	426	14,663
BP	7,491	45,740
Canadian Natural Resources	484	30,735
Cenovus Energy	648	12,346
Cheniere Energy	108	17,973
Chesapeake Energy	49	4,218
Chevron	783	114,107
ConocoPhillips	529	62,845
Coterra Energy	319	8,773
Devon Energy	289	13,459
Diamondback Energy	76	12,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
ENERGY (continued)
Enbridge	895	$28,681
ENEOS Holdings	1,200	4,447
Eni	1,054	17,230
EOG Resources	255	32,194
Equinor	385	12,906
Equities	168	7,120
Exxon Mobil	1,752	185,449
Galp Energia SGPS	200	3,011
Halliburton	395	15,539
Hess	121	17,472
HF Sinclair	74	4,098
Idemitsu Kosan	100	2,271
Imperial Oil	91	5,186
Inpex	400	5,804
Keyera	88	2,047
Kinder Morgan	849	13,754
Marathon Oil	283	7,729
Marathon Petroleum	186	28,133
Neste	198	6,654
Occidental Petroleum	288	17,801
OMV	59	2,588
ONEOK	252	16,430
Ovintiv	99	4,752
Parkland	61	1,846
Pembina Pipeline	253	7,787
Phillips 66	195	22,244
Pioneer Natural Resources	103	24,617
Repsol	581	8,507
Santos	1,355	6,612
Schlumberger	625	34,787
Shell	2,898	93,393
Suncor Energy	562	18,200
Targa Resources	89	7,441
TC Energy	435	14,982
Tenaris	189	2,989
Texas Pacific Land	2	3,692
TotalEnergies	969	64,785
Tourmaline Oil	144	7,615
Valero Energy	156	19,812
Williams	528	18,163

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
ENERGY (continued)
Woodside Energy Group	839	$18,273

		1,169,228

FINANCIALS — 13.0%
3i Group	444	10,468
ABN AMRO Bank (B)	184	2,478
abrdn	871	1,663
Admiral Group	77	2,288
Aegon	727	3,536
Aflac	255	19,918
AIA Group	5,000	43,419
AIB Group	531	2,305
Allstate	110	14,094
Ally Financial	106	2,564
American Express	274	40,012
American Financial Group	29	3,171
American International Group	318	19,497
Ameriprise Financial	46	14,470
Amundi (B)	24	1,254
Annaly Capital Management	209	3,263
ANZ Group Holdings	1,349	21,272
Aon, Cl A	89	27,537
Apollo Global Management	169	13,087
Arch Capital Group (A)	159	13,782
Ares Management, Cl A	74	7,296
Arthur J Gallagher	93	21,901
ASR Nederland	74	2,762
Assurant	24	3,574
ASX	78	2,787
Aviva	1,190	5,764
AXA	805	23,852
Baloise Holding	19	2,728
Banco Bilbao Vizcaya Argentaria	2,634	20,722
Banco Santander	6,925	25,470
Bank Hapoalim	501	3,584
Bank Leumi Le-Israel	659	4,245
Bank of America	3,105	81,786
Bank of Ireland Group	480	4,302
Bank of Montreal	312	23,576
Bank of New York Mellon	343	14,577
Bank of Nova Scotia	517	20,933
Banque Cantonale Vaudoise	17	1,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
FINANCIALS (continued)
Barclays	6,635	$10,649
Berkshire Hathaway, Cl B (A)	562	191,827
BlackRock, Cl A	66	40,410
Blackstone	303	27,982
BNP Paribas	461	26,509
BOC Hong Kong Holdings	1,500	3,967
Brookfield, Cl A	601	17,509
Brookfield Asset Management, Cl A	150	4,300
Brown & Brown	110	7,636
CaixaBank	1,775	7,216
Canadian Imperial Bank of Commerce	404	14,249
Capital One Financial	164	16,612
Carlyle Group	108	2,974
Cboe Global Markets	43	7,047
Charles Schwab	653	33,982
Chiba Bank	200	1,490
Chubb	179	38,417
Cincinnati Financial	71	7,077
Citigroup	855	33,764
Citizens Financial Group	206	4,827
CME Group, Cl A	158	33,727
Coinbase Global, Cl A (A)	79	6,092
Commerzbank	493	5,317
Commonwealth Bank of Australia	725	44,599
Concordia Financial Group	400	1,858
Dai-ichi Life Holdings	400	8,450
Daiwa Securities Group	600	3,460
Danske Bank	305	7,155
DBS Group Holdings	800	19,219
Deutsche Bank	808	8,892
Deutsche Boerse	80	13,168
Discover Financial Services	109	8,947
DNB Bank	430	7,758
Element Fleet Management	194	2,624
Equitable Holdings	148	3,932
Equities	133	2,430
Erie Indemnity, Cl A	10	2,762
Erste Group Bank	138	4,942
Eurazeo	16	902
Euronext (B)	34	2,371
Everest Group	20	7,912
Eversource Energy	158	8,499

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
FINANCIALS (continued)
EXOR	43	$3,691
FactSet Research Systems	17	7,342
Fairfax Financial Holdings	9	7,490
Fidelity National Financial	109	4,261
Fifth Third Bancorp	319	7,563
FinecoBank Banca Fineco	245	2,890
First Citizens BancShares, Cl A	5	6,904
First Horizon	220	2,365
Franklin Resources	121	2,758
Futu Holdings ADR (A)	20	1,109
Gjensidige Forsikring	80	1,200
Globe Life	39	4,538
Goldman Sachs Group	143	43,416
Great-West Lifeco	112	3,103
Groupe Bruxelles Lambert	45	3,291
Hang Seng Bank	300	3,430
Hannover Rueck	24	5,299
Hargreaves Lansdown	143	1,232
Hartford Financial Services Group	139	10,210
Helvetia Holding	14	1,882
Hong Kong Exchanges & Clearing	500	17,491
HSBC Holdings	8,527	61,569
Huntington Bancshares	592	5,713
iA Financial	43	2,502
IGM Financial	33	743
Industrivarden, Cl A	68	1,760
Industrivarden, Cl C	53	1,367
ING Groep	1,538	19,718
Insurance Australia Group	988	3,564
Intact Financial	78	10,959
Intercontinental Exchange	241	25,893
Intesa Sanpaolo	6,933	18,066
Invesco	139	1,803
Investor, Cl B	750	13,768
Israel Discount Bank, Cl A	466	2,048
Japan Exchange Group	200	3,955
Japan Post Bank	600	5,561
Japan Post Holdings	1,000	8,851
Japan Post Insurance	100	1,926
JPMorgan Chase	1,268	176,328
Julius Baer Group	89	5,274
KBC Group	108	5,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
FINANCIALS (continued)
KeyCorp	383	$3,914
KKR	266	14,736
L E Lundbergforetagen, Cl B	32	1,307
Legal & General Group	2,752	7,091
Lloyds Banking Group	28,169	13,710
Loblaw	69	5,643
Loews	88	5,633
London Stock Exchange Group	172	17,354
LPL Financial Holdings	32	7,185
LVMH Moet Hennessy Louis Vuitton	119	85,196
M&G	1,037	2,504
M&T Bank	75	8,456
Macquarie Group	159	16,344
Manulife Financial	819	14,257
Markel Group (A)	5	7,353
MarketAxess Holdings	15	3,206
Marsh & McLennan	213	40,395
Medibank Pvt	1,105	2,411
Mediobanca Banca di Credito Finanziario	248	2,962
MetLife	279	16,743
Mitsubishi HC Capital	300	1,978
Mitsubishi UFJ Financial Group	4,900	41,107
Mizrahi Tefahot Bank	56	1,733
Mizuho Financial Group	1,100	18,676
Moody’s	72	22,176
Morgan Stanley	548	38,809
MS&AD Insurance Group Holdings	200	7,328
MSCI, Cl A	35	16,504
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	60	24,078
Nasdaq	141	6,994
National Australia Bank	1,403	25,134
NatWest Group	2,594	5,644
NN Group	122	3,913
Nomura Holdings	1,200	4,636
Nordea Bank Abp	1,403	14,777
Northern Trust	87	5,734
Onex	31	1,737
ORIX	500	9,093
Oversea-Chinese Banking	1,500	13,907
Partners Group Holding	10	10,589
Phoenix Group Holdings	260	1,436

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
FINANCIALS (continued)
PNC Financial Services Group	172	$19,689
Poste Italiane (B)	209	2,069
Power Corp of Canada	244	5,878
Principal Financial Group	108	7,309
Progressive	257	40,629
Prudential	1,237	12,935
Prudential Financial	155	14,173
QBE Insurance Group	632	6,267
Raymond James Financial	88	8,399
Regions Financial	435	6,320
Resona Holdings	1,000	5,343
Robinhood Markets, Cl A (A)	193	1,764
Royal Bank of Canada	596	47,603
S&P Global	141	49,253
Sampo, Cl A	200	7,866
SBI Holdings (A)	100	2,151
Schroders	294	1,324
SEI Investments	48	2,576
Shizuoka Financial Group	200	1,701
Singapore Exchange	400	2,769
Skandinaviska Enskilda Banken, Cl A	657	7,332
Societe Generale	310	6,966
Sofina	6	1,140
Sompo Holdings	100	4,332
St. James’s Place	216	1,684
Standard Chartered	1,054	8,081
State Street	141	9,113
Sumitomo Mitsui Financial Group	600	28,925
Sumitomo Mitsui Trust Holdings	100	3,750
Sun Life Financial	250	11,419
Suncorp Group	514	4,375
Svenska Handelsbanken, Cl A	590	5,030
Swedbank	403	6,619
Swiss Life Holding	13	8,350
Swiss Re	135	14,750
Synchrony Financial	186	5,217
T Rowe Price Group	95	8,598
T&D Holdings	200	3,568
Talanx	29	1,828
Tokio Marine Holdings	800	17,898
Toronto-Dominion Bank	804	44,909
Tradeweb Markets, Cl A	42	3,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
FINANCIALS (continued)
Travelers	103	$17,246
Truist Financial	571	16,193
Tryg	145	2,831
UBS Group	1,430	33,600
UniCredit	779	19,529
United Overseas Bank	600	11,835
US Bancorp	657	20,945
W R Berkley	85	5,731
Webster Financial	74	2,810
Wells Fargo	1,583	62,956
Wendel	11	824
Westpac Banking	1,568	20,591
Willis Towers Watson	45	10,615
Wise, Cl A (A)	272	2,211
Zurich Insurance Group	65	30,874

		3,018,952

HEALTH CARE — 12.5%
Abbott Laboratories	755	71,385
AbbVie	765	108,003
Agilent Technologies	131	13,541
Alcon	220	15,747
Align Technology (A)	30	5,538
Alnylam Pharmaceuticals (A)	55	8,349
Amgen	230	58,811
Amplifon	50	1,413
Argenx (A)	25	11,759
Asahi Intecc	100	1,680
Astellas Pharma	800	10,120
AstraZeneca	672	84,137
Avantor (A)	313	5,456
Bachem Holding, Cl B	15	1,090
Baxter International	218	7,070
Bayer	420	18,148
Becton Dickinson	123	31,092
Biogen (A)	61	14,490
BioMarin Pharmaceutical (A)	85	6,923
BioMerieux	17	1,632
Bio-Rad Laboratories, Cl A (A)	9	2,477
Bio-Techne	64	3,496
Boston Scientific (A)	614	31,431
Bristol-Myers Squibb	904	46,583

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
HEALTH CARE (continued)
Cardinal Health	116	$10,556
Carl Zeiss Meditec	16	1,389
Catalent (A)	68	2,339
Cencora, Cl A	73	13,516
Centene (A)	244	16,831
Charles River Laboratories International (A)	25	4,209
Chugai Pharmaceutical	300	8,897
Cigna Group	130	40,196
Cochlear	32	4,905
Coloplast, Cl B	48	5,006
Cooper	23	7,170
CSL	210	31,036
CVS Health	558	38,508
Daiichi Sankyo	800	20,627
Danaher	301	57,798
DaVita (A)	27	2,085
Demant (A)	43	1,641
DENTSPLY SIRONA	88	2,676
Dexcom (A)	163	14,479
DiaSorin	10	896
EBOS Group	63	1,286
Edwards Lifesciences (A)	267	17,013
Eisai	100	5,298
Elevance Health	103	46,359
Eli Lilly	350	193,875
EssilorLuxottica	129	23,360
Eurofins Scientific	54	2,740
Exact Sciences (A)	81	4,989
Fisher & Paykel Healthcare	234	2,838
Fresenius & KGaA	200	5,145
Fresenius Medical Care & KGaA	82	2,724
GE HealthCare Technologies	179	11,916
Genmab (A)	29	8,198
Getinge, Cl B	92	1,656
Gilead Sciences	543	42,647
Grifols (A)	120	1,347
GSK	1,779	31,714
HCA Healthcare	89	20,126
Henry Schein (A)	56	3,639
Hikma Pharmaceuticals	70	1,622
Hologic (A)	102	6,750
Hoya	200	19,254

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
HEALTH CARE (continued)
Humana	55	$28,803
IDEXX Laboratories (A)	35	13,982
Illumina (A)	71	7,769
Incyte (A)	90	4,854
Insulet (A)	28	3,712
Intuitive Surgical (A)	150	39,333
Ipsen	15	1,773
IQVIA Holdings (A)	83	15,009
Jazz Pharmaceuticals (A)	25	3,176
Johnson & Johnson	1,013	150,268
Koninklijke Philips	398	7,571
Kyowa Kirin	100	1,568
Laboratory Corp of America Holdings	39	7,789
Lonza Group	33	11,557
M3 (A)	200	3,080
McKesson	58	26,411
Medtronic	577	40,713
Merck	1,102	113,175
Merck KGaA	54	8,156
Mettler-Toledo International (A)	10	9,852
Moderna (A)	145	11,014
Molina Healthcare (A)	25	8,324
Neurocrine Biosciences (A)	47	5,214
Novartis	888	83,134
Novo Nordisk, Cl B	1,410	136,031
Olympus	600	8,013
Ono Pharmaceutical	200	3,454
Orion, Cl B	43	1,711
Otsuka Holdings	200	6,729
Pfizer	2,448	74,811
QIAGEN (A)	92	3,429
Quest Diagnostics	49	6,375
Ramsay Health Care	73	2,260
Recordati Industria Chimica e Farmaceutica	42	1,943
Regeneron Pharmaceuticals (A)	47	36,655
Repligen (A)	25	3,364
ResMed	65	9,179
Revvity	58	4,805
Roche Holding	319	82,402
Royalty Pharma, Cl A	150	4,031
Sandoz Group (A)	177	4,602
Sanofi	494	44,858

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
HEALTH CARE (continued)
Sartorius Stedim Biotech	11	$2,059
Seagen (A)	59	12,556
Shionogi	100	4,656
Siemens Healthineers (B)	133	6,543
Smith & Nephew	352	3,939
Sonic Healthcare	182	3,333
Sonova Holding	22	5,214
STERIS	41	8,609
Straumann Holding	46	5,437
Stryker	146	39,452
Swedish Orphan Biovitrum (A)	89	1,831
Sysmex	100	4,790
Takeda Pharmaceutical	700	19,001
Teleflex	19	3,510
Terumo	300	8,208
Teva Pharmaceutical Industries ADR (A)	545	4,676
Thermo Fisher Scientific	167	74,277
UCB	51	3,730
United Therapeutics (A)	20	4,457
UnitedHealth Group	403	215,831
Universal Health Services, Cl B	30	3,777
Veeva Systems, Cl A (A)	63	12,141
Vertex Pharmaceuticals (A)	112	40,556
Viatris, Cl W	485	4,317
Waters (A)	25	5,963
West Pharmaceutical Services	33	10,504
Zimmer Biomet Holdings	95	9,919
Zoetis, Cl A	199	31,243

		2,891,045

INDUSTRIALS — 10.3%
3M	244	22,192
A O Smith	53	3,697
ABB	693	23,283
ACS Actividades de Construccion y Servicios	82	2,965
Adecco Group	62	2,346
AECOM	53	4,057
Aena SME (B)	37	5,369
AerCap Holdings (A)	70	4,348
Aeroports de Paris	12	1,348
AGC	100	3,402
Air Canada (A)	70	844

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
Airbus	258	$34,592
Alfa Laval	127	4,116
Allegion	36	3,541
Alstom	129	1,747
AMETEK	103	14,499
ANA Holdings	100	1,963
AP Moller - Maersk, Cl A	1	1,633
AP Moller - Maersk, Cl B	3	4,999
Ashtead Group	187	10,725
Assa Abloy, Cl B	418	8,910
Atlas Copco, Cl A	929	12,030
Atlas Copco, Cl B	931	10,458
Auckland International Airport	502	2,147
Aurizon Holdings	739	1,610
Axon Enterprise (A)	28	5,726
BAE Systems	1,369	18,408
BayCurrent Consulting	100	2,511
Beijer Ref, Cl B	148	1,407
Boeing (A)	249	46,518
Booz Allen Hamilton Holding, Cl A	54	6,476
Bouygues	92	3,236
Brambles	578	4,824
Brenntag	62	4,610
Builders FirstSource (A)	59	6,403
Bunzl	164	5,851
Bureau Veritas	118	2,688
CAE (A)	127	2,652
Canadian National Railway	244	25,817
Canadian Pacific Kansas City	400	28,400
Carlisle	22	5,590
Carrier Global	364	17,348
Caterpillar	224	50,635
Central Japan Railway	500	11,254
CH Robinson Worldwide	53	4,337
Cie de Saint-Gobain	206	11,213
Cintas	39	19,778
CK Hutchison Holdings	1,000	5,062
Clarivate (A)	141	900
CNH Industrial	487	5,397
Copart (A)	376	16,364
CoStar Group (A)	181	13,287
Credit Agricole	495	5,977

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
CSX	878	$26,208
Cummins	61	13,194
Dai Nippon Printing	100	2,609
Daifuku	200	3,305
Daikin Industries	100	14,418
Daimler Truck Holding	215	6,755
Dassault Aviation	10	1,988
DCC	40	2,222
Deere	120	43,843
Delta Air Lines	64	2,000
Deutsche Lufthansa (A)	239	1,676
Deutsche Post	437	17,062
Dover	58	7,537
DSV	81	12,105
East Japan Railway	100	5,194
Eaton	175	36,384
Eiffage	33	2,995
Elbit Systems	11	2,046
Emerson Electric	246	21,887
Epiroc, Cl A	290	4,778
Epiroc, Cl B	138	1,916
Equifax	52	8,818
Expeditors International of Washington	68	7,429
Experian	409	12,409
FANUC	400	9,927
Fastenal	246	14,352
FedEx	104	24,970
Ferguson	91	13,668
Ferrovial	217	6,531
Fortive	159	10,379
Fortune Brands Innovations	55	3,069
Fuji Electric	100	3,807
GEA Group	61	2,086
Geberit	14	6,519
Generac Holdings (A)	25	2,102
General Dynamics	101	24,372
General Electric	473	51,382
GFL Environmental	104	2,996
Grab Holdings, Cl A (A)	735	2,256
Graco	73	5,427
Hankyu Hanshin Holdings	100	3,146
HEICO	20	3,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
HEICO, Cl A	33	$4,195
Hitachi	400	25,355
Honeywell International	288	52,779
Howmet Aerospace	175	7,718
Hubbell, Cl B	25	6,753
Huntington Ingalls Industries	16	3,517
Husqvarna, Cl B	169	1,095
IDEX	34	6,508
Illinois Tool Works	133	29,808
IMCD	23	2,769
Indutrade	114	2,020
Ingersoll Rand	179	10,862
Intertek Group	65	3,027
Investment Latour, Cl B	61	1,056
ITOCHU	500	18,011
Jacobs Solutions	52	6,932
Japan Airlines	100	1,838
Jardine Matheson Holdings	100	4,052
JB Hunt Transport Services	34	5,844
Johnson Controls International	306	15,000
Kajima	200	3,306
Kawasaki Kisen Kaisha	100	3,429
Keisei Electric Railway	100	3,767
Keppel	600	2,724
Kingspan Group	62	4,173
Kintetsu Group Holdings	100	2,814
Knight-Swift Transportation Holdings, Cl A	63	3,080
Knorr-Bremse	29	1,620
Komatsu	400	9,191
Kone, Cl B	161	6,972
Kongsberg Gruppen	46	1,879
Kubota	500	6,725
Kuehne + Nagel International	25	6,742
L3Harris Technologies	81	14,532
Legrand	113	9,775
Leidos Holdings	54	5,352
Lennox International	13	4,817
Lifco, Cl B	94	1,720
Lixil	100	1,096
Lockheed Martin	98	44,555
Magna International	114	5,478
Makita	100	2,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
Marubeni	600	$8,773
Masco	99	5,157
Melrose Industries	595	3,388
Metso	281	2,476
MINEBEA MITSUMI	100	1,568
MISUMI Group	100	1,514
Mitsubishi	500	23,308
Mitsubishi Electric	800	9,173
Mitsubishi Heavy Industries	100	5,150
Mitsui	600	21,807
Mitsui OSK Lines	100	2,582
MonotaRO	100	799
MTR	1,000	3,738
MTU Aero Engines	26	4,887
NGK Insulators	100	1,222
Nibe Industrier, Cl B	732	4,216
NIDEC CORP	200	7,336
Nippon Yusen	200	4,893
Nordson	21	4,464
Norfolk Southern	99	18,888
Northrop Grumman	62	29,229
Obayashi	300	2,570
Odakyu Electric Railway	200	2,847
Old Dominion Freight Line	42	15,820
Otis Worldwide	184	14,207
Owens Corning	41	4,648
PACCAR	220	18,157
Parker-Hannifin	56	20,659
Pentair	66	3,836
Persol Holdings	1,000	1,499
Prysmian	127	4,756
Qantas Airways (A)	368	1,153
Quanta Services	65	10,863
Randstad	48	2,486
Rational	2	1,141
RB Global	78	5,104
Recruit Holdings	600	17,204
Reece	117	1,304
RELX	825	28,815
Rentokil Initial	1,060	5,398
Republic Services, Cl A	99	14,701
Rheinmetall	19	5,455

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
Robert Half	45	$3,365
Rockwell Automation	50	13,141
ROCKWOOL, Cl B	3	668
Rollins	114	4,288
Rolls-Royce Holdings (A)	3,743	9,852
RTX	629	51,194
Saab, Cl B	36	1,849
Safran	149	23,277
Schindler Holding	29	5,771
Schneider Electric	237	36,464
Seatrium (A)	21,451	1,757
Secom	100	6,945
Securitas, Cl B	203	1,626
Sensata Technologies Holding	63	2,008
SG Holdings	200	2,835
SGS	69	5,635
Shimizu	200	1,423
Siemens	333	44,189
Siemens Energy (A)	221	1,965
Singapore Airlines	700	3,126
Singapore Technologies Engineering	600	1,647
SITC International Holdings	1,000	1,540
Skanska, Cl B	138	2,072
SKF, Cl B	154	2,497
Smiths Group	159	3,119
Snap-on	22	5,675
Southwest Airlines	59	1,312
Spirax-Sarco Engineering	30	2,994
Stanley Black & Decker	65	5,528
Stantec, Cl Common Subs. Receipt	48	2,937
Sumitomo	500	9,829
Taisei	100	3,391
Techtronic Industries	500	4,565
Teleperformance	24	2,761
Textron	90	6,840
TFI International	34	3,761
Thales	43	6,346
Thomson Reuters	70	8,385
Tobu Railway	100	2,407
Tokyu	200	2,258
TOPPAN Holdings	100	2,306
Toro	43	3,476

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INDUSTRIALS (continued)
Toromont Industries	33	$2,484
TOTO	100	2,411
Toyota Industries	100	7,411
Toyota Tsusho	100	5,324
Trane Technologies	101	19,221
TransDigm Group (A)	24	19,874
TransUnion	90	3,949
Transurban Group	1,383	10,412
Uber Technologies (A)	800	34,624
U-Haul Holding, Cl B	36	1,700
Union Pacific	263	54,601
United Parcel Service, Cl B	311	43,929
United Rentals	29	11,782
VAT Group (B)	11	3,901
Veralto (A)	100	6,900
Verisk Analytics, Cl A	62	14,096
Vestas Wind Systems (A)	459	9,949
Vinci	229	25,322
Volvo, Cl A	78	1,564
Volvo, Cl B	690	13,672
Wartsila Abp	190	2,267
Washington H Soul Pattinson	87	1,853
Waste Connections	115	14,892
Waste Management	179	29,415
Watsco	14	4,884
West Japan Railway	100	3,812
Westinghouse Air Brake Technologies	81	8,588
Wolters Kluwer	115	14,755
WSP Global	52	6,806
WW Grainger	19	13,867
Xinyi Glass Holdings	1,042	1,197
Xylem	102	9,541
Yamato Holdings	100	1,665
Yaskawa Electric	100	3,273

		2,388,052

INFORMATION TECHNOLOGY — 24.2%
Accenture, Cl A	274	81,403
Adobe (A)	198	105,348
Advanced Micro Devices (A)	700	68,950
Advantest	400	10,303
Adyen (A) (B)	9	6,070

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY (continued)
Akamai Technologies (A)	65	$6,716
Amadeus IT Group	201	11,472
Amphenol, Cl A	260	20,943
Analog Devices	216	33,983
ANSYS (A)	38	10,574
Apple	6,820	1,164,651
Applied Materials	364	48,175
Arista Networks (A)	111	22,241
Arrow Electronics (A)	21	2,382
ASML Holding	175	105,196
Aspen Technology (A)	13	2,311
Assicurazioni Generali	448	8,899
Atlassian, Cl A (A)	64	11,561
Autodesk (A)	91	17,984
Automatic Data Processing	179	39,061
Azbil	100	2,955
BE Semiconductor Industries	34	3,512
Bechtle	33	1,475
Bentley Systems, Cl B	102	4,961
BILL Holdings (A)	44	4,017
Block (A)	32	1,255
Block, Cl A (A)	208	8,372
Broadcom	179	150,605
Broadridge Financial Solutions	53	9,044
Brother Industries	100	1,560
Cadence Design Systems (A)	119	28,542
Canon	400	9,456
Capgemini	71	12,548
CDW	59	11,824
Ceridian HCM Holding (A)	68	4,353
CGI, Cl A (A)	88	8,496
Check Point Software Technologies (A)	43	5,773
Cisco Systems	1,760	91,749
Cloudflare, Cl A (A)	112	6,349
Cognex	71	2,555
Cognizant Technology Solutions, Cl A	218	14,054
Computershare	281	4,435
Confluent, Cl A (A)	73	2,110
Constellation Software	9	18,042
Corning	361	9,660
Crowdstrike Holdings, Cl A (A)	96	16,970
CyberArk Software (A)	16	2,618

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY (continued)
Dassault Systemes	277	$11,410
Datadog, Cl A (A)	108	8,799
Dell Technologies, Cl C	105	7,026
Descartes Systems Group (A)	41	2,963
DocuSign, Cl A (A)	78	3,033
Dropbox, Cl A (A)	126	3,314
Dynatrace (A)	109	4,873
Edenred	116	6,175
Enphase Energy (A)	60	4,775
Entegris	69	6,075
EPAM Systems (A)	27	5,874
F5 (A)	24	3,638
Fair Isaac (A)	11	9,305
Fidelity National Information Services	251	12,327
First Solar (A)	42	5,983
Fiserv (A)	265	30,144
FleetCor Technologies (A)	31	6,980
Fortinet (A)	297	16,979
FUJIFILM Holdings	200	10,940
Fujitsu	100	12,955
Gartner (A)	34	11,289
Gen Digital	233	3,882
Getlink	176	2,842
Global Payments	110	11,684
GoDaddy, Cl A (A)	68	4,980
Halma	152	3,418
Hamamatsu Photonics	100	3,714
Hewlett Packard Enterprise	584	8,982
Hexagon, Cl B	927	7,555
HP	382	10,058
HubSpot (A)	21	8,899
Ibiden	100	4,264
Infineon Technologies	566	16,533
Intel	1,799	65,664
International Business Machines	395	57,133
Intuit	122	60,384
Jabil	59	7,245
Jack Henry & Associates	30	4,230
Juniper Networks	131	3,526
Keyence	100	38,712
Keysight Technologies (A)	82	10,008
KLA	59	27,712

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY (continued)
Kyocera	100	$4,929
Lam Research	58	34,117
Lattice Semiconductor (A)	57	3,170
Logitech International	69	5,431
Manhattan Associates (A)	28	5,459
Marvell Technology	366	17,283
Mastercard, Cl A	366	137,744
Microchip Technology	241	17,181
Micron Technology	468	31,295
Microsoft	3,062	1,035,293
Monday.com (A)	9	1,170
MongoDB, Cl A (A)	29	9,993
Monolithic Power Systems	20	8,835
Motorola Solutions	71	19,771
Murata Manufacturing	600	10,278
National Bank of Canada	152	9,450
NEC	100	4,815
Nemetschek	23	1,719
NetApp	90	6,550
Nexi (A) (B)	327	1,900
Nice (A)	30	4,599
Nokia	2,463	8,203
Nomura Research Institute	200	5,250
NTT Data Group	300	3,699
Nuvei (B)	23	320
NVIDIA	1,071	436,754
NXP Semiconductors	110	18,967
Okta, Cl A (A)	65	4,382
Omron	100	3,583
ON Semiconductor (A)	183	11,463
Open Text	109	3,639
Oracle	706	73,000
Otsuka	100	4,009
Palantir Technologies, Cl A (A)	815	12,062
Palo Alto Networks (A)	134	32,565
Paychex	143	15,880
Paycom Software	24	5,879
Paylocity Holding (A)	21	3,767
PayPal Holdings (A)	466	24,139
PTC (A)	52	7,302
Qorvo (A)	45	3,934
QUALCOMM	486	52,969

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY (continued)
Renesas Electronics (A)	600	$7,881
Ricoh	300	2,432
Roper Technologies	46	22,474
Sage Group	422	4,985
Salesforce (A)	423	84,951
SAP	451	60,494
Saputo	100	2,019
Seagate Technology Holdings	82	5,597
Seiko Epson	100	1,388
ServiceNow (A)	88	51,203
Shimadzu	100	2,365
Shopify, Cl A (A)	518	24,463
Skyworks Solutions	66	5,725
Snowflake, Cl A (A)	112	16,255
SolarEdge Technologies (A)	26	1,975
Splunk (A)	66	9,712
SS&C Technologies Holdings	92	4,623
STMicroelectronics	306	11,665
SUMCO	100	1,292
Super Micro Computer (A)	20	4,789
Synopsys (A)	65	30,514
TDK	200	7,483
TE Connectivity	141	16,617
Teledyne Technologies (A)	21	7,866
Telefonaktiebolaget LM Ericsson, Cl B	1,375	6,160
Temenos	27	1,945
Teradyne	66	5,496
Texas Instruments	393	55,810
TIS	100	2,142
Toast, Cl A (A)	122	1,951
Tokyo Electron	200	26,428
Trend Micro (A)	100	3,768
Trimble (A)	101	4,760
Twilio, Cl A (A)	67	3,434
Tyler Technologies (A)	17	6,339
UiPath, Cl A (A)	153	2,376
Unity Software (A)	88	2,233
VeriSign (A)	40	7,986
Visa, Cl A	700	164,570
VMware, Cl A (A)	103	15,002
Western Digital (A)	148	5,942
WiseTech Global	68	2,532

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY (continued)
Wix.com (A)	22	$1,758
Wolfspeed (A)	56	1,895
Workday, Cl A (A)	87	18,419
Worldline (A) (B)	96	1,221
Xero (A)	67	4,581
Yokogawa Electric	100	1,815
Zebra Technologies, Cl A (A)	21	4,398
Zoom Video Communications, Cl A (A)	105	6,298
Zscaler (A)	40	6,348

		5,618,918

MATERIALS — 4.3%
Agnico Eagle Mines	217	10,177
Air Liquide	225	38,554
Air Products and Chemicals	96	27,114
Akzo Nobel	75	5,031
Albemarle	52	6,593
Amcor	616	5,476
Anglo American	566	14,421
Antofagasta	158	2,584
ArcelorMittal	243	5,377
Arkema	25	2,343
Asahi Kasei	500	3,074
ASM International	21	8,666
Avery Dennison	33	5,744
Ball	131	6,308
Barrick Gold	778	12,427
BASF	398	18,391
BHP Group	2,202	62,333
BlueScope Steel	202	2,421
Boliden	110	2,820
CCL Industries, Cl B	61	2,385
Celanese, Cl A	45	5,153
CF Industries Holdings	86	6,861
Chr Hansen Holding	42	2,866
Clariant	87	1,236
Cleveland-Cliffs (A)	221	3,708
Corteva	301	14,490
Covestro (A) (B)	77	3,901
CRH	336	18,032
Croda International	56	2,985
Crown Holdings	53	4,272

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
MATERIALS (continued)
Dow	302	$14,599
DSM-Firmenich	86	7,796
DuPont de Nemours	206	15,013
Eastman Chemical	54	4,035
Ecolab	111	18,619
EMS-Chemie Holding	3	2,052
Endeavour Mining	88	1,816
Evonik Industries	84	1,546
First Quantum Minerals	274	3,175
FMC	52	2,766
Fortescue Metals Group	772	10,982
Franco-Nevada	80	9,732
Freeport-McMoRan	623	21,045
Givaudan	4	13,314
Glencore	4,630	24,524
Heidelberg Materials	60	4,356
Holcim	228	14,097
Holmen, Cl B	53	2,000
ICL Group	283	1,377
IGO	311	1,883
International Flavors & Fragrances	111	7,587
International Paper	149	5,026
Ivanhoe Mines, Cl A (A)	242	1,783
James Hardie Industries (A)	178	4,441
JFE Holdings	200	2,787
Johnson Matthey	78	1,418
JSR (A)	100	2,677
Kinross Gold	506	2,642
Linde	213	81,400
L’Oreal	105	44,135
Lundin Mining	265	1,655
LyondellBasell Industries, Cl A	117	10,558
Martin Marietta Materials	27	11,041
Mineral Resources	79	2,912
Mitsubishi Chemical Group	500	2,829
Mitsui Chemicals	100	2,520
Mondi	194	3,138
Mosaic	148	4,807
Newmont (A)	491	18,517
Nippon Paint Holdings	400	2,689
Nippon Sanso Holdings	100	2,522
Nippon Steel	400	8,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
MATERIALS (continued)
Nissan Chemical	100	$4,079
Nitto Denko	100	6,471
Norsk Hydro	539	3,074
Northern Star Resources	589	4,313
Novozymes, Cl B	82	3,685
Nucor	107	15,814
Nutrien	222	11,923
OCI	49	1,142
Oji Holdings	300	1,283
Orica	163	1,523
Packaging Corp of America	38	5,816
Pan American Silver	184	2,688
Pilbara Minerals	1,109	2,605
PPG Industries	105	12,891
Reliance Steel & Aluminum	24	6,105
Rio Tinto	647	43,088
RPM International	52	4,746
Sandvik	492	8,380
Sealed Air	60	1,847
Sherwin-Williams	106	25,250
Shin-Etsu Chemical	800	23,923
SIG Group	146	3,219
Sika	62	14,837
Smurfit Kappa Group	125	4,074
Solvay	30	3,172
South32	1,872	4,005
Steel Dynamics	70	7,456
Stora Enso, Cl R	233	2,800
Sumitomo Chemical	600	1,525
Sumitomo Metal Mining	100	2,809
Svenska Cellulosa SCA, Cl B	246	3,375
Symrise, Cl A	55	5,620
Teck Resources, Cl B	189	6,678
TMX Group	115	2,395
Toray Industries	600	2,903
Tosoh	100	1,224
Umicore	79	1,880
UPM-Kymmene	245	8,251
voestalpine	47	1,174
Vulcan Materials	60	11,789
Wacker Chemie	11	1,350
West Fraser Timber	22	1,485

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
MATERIALS (continued)
Westlake	19	$2,192
Westrock	107	3,845
Wheaton Precious Metals	203	8,574
Yara International	66	2,160

		1,005,620

REAL ESTATE — 2.2%
Alexandria Real Estate Equities	68	6,333
American Homes 4 Rent, Cl A	152	4,977
American Tower	203	36,173
AvalonBay Communities	62	10,276
Azrieli Group	17	732
Boston Properties	59	3,161
Camden Property Trust	52	4,414
Canadian Apartment Properties REIT	34	1,001
CapitaLand Ascendas REIT	1,800	3,420
CapitaLand Integrated Commercial Trust	2,200	2,828
CapitaLand Investment	1,100	2,362
CBRE Group, Cl A (A)	135	9,361
City Developments	200	923
CK Asset Holdings	1,000	4,998
Covivio	20	857
Crown Castle	193	17,945
Daiwa House Industry	300	8,252
Daiwa House REIT Investment	1	1,770
Dexus	431	1,780
Digital Realty Trust	125	15,545
Equinix	41	29,915
Equity LifeStyle Properties	70	4,606
Equity Residential	161	8,908
ESR Group (B)	800	1,028
Essex Property Trust	26	5,562
Extra Space Storage	91	9,427
Fastighets Balder, Cl B (A)	258	1,096
FirstService	16	2,264
Gaming and Leisure Properties	109	4,947
Gecina	18	1,767
GLP J-Reit	2	1,791
Goodman Group	757	10,017
GPT Group	767	1,770
Hang Lung Properties	1,000	1,314
Healthcare Realty Trust, Cl A	160	2,296

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
REAL ESTATE (continued)
Healthpeak Properties	265	$4,121
Henderson Land Development	1,000	2,616
Hongkong Land Holdings	500	1,520
Host Hotels & Resorts	286	4,427
Hulic	200	1,834
Invitation Homes	270	8,016
Iron Mountain	132	7,797
Japan Metropolitan Fund Invest	3	1,936
Japan Real Estate Investment	1	3,714
Keppel REIT	120	70
Kimco Realty	272	4,880
Land Securities Group	282	1,955
LEG Immobilien (A)	29	1,813
Lendlease	276	1,093
Link REIT	1,030	4,727
Mapletree Logistics Trust	1,300	1,396
Mapletree Pan Asia Commercial Trust	900	875
Mid-America Apartment Communities	55	6,498
Mirvac Group	1,578	1,831
Mitsubishi Estate	500	6,400
Mitsui Fudosan	400	8,670
New World Development	1,000	1,835
Nippon Building Fund	1	4,018
Nippon Prologis REIT	1	1,780
Nomura Real Estate Holdings	100	2,336
Nomura Real Estate Master Fund	2	2,207
Prologis	404	40,703
Public Storage	70	16,710
Realty Income	288	13,645
Regency Centers	81	4,881
RioCan Real Estate Investment Trust	62	753
Sagax, Cl B	65	1,177
SBA Communications, Cl A	45	9,388
Scentre Group	2,078	3,219
Segro	496	4,311
Simon Property Group	143	15,714
Sino Land	2,099	2,096
Stockland	955	2,155
Sumitomo Realty & Development	100	2,509
Sun Communities	55	6,118
Sun Hung Kai Properties	500	5,134
Swire Properties	400	775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
REAL ESTATE (continued)
Swiss Prime Site	31	$2,881
UDR	125	3,976
Unibail-Rodamco-Westfield (A)	50	2,477
UOL Group	200	861
Ventas	186	7,897
VICI Properties, Cl A	423	11,802
Vicinity	1,548	1,677
Vonovia	342	7,874
Warehouses De Pauw CVA	84	2,078
Welltower	211	17,642
Weyerhaeuser	310	8,894
Wharf Real Estate Investment	1,000	3,498
WP Carey	92	4,936
Zillow Group, Cl C (A)	59	2,139

		520,101

UTILITIES — 2.6%
Acciona	8	1,009
ACCIONA Energias Renovables	42	1,138
AES	322	4,798
Algonquin Power & Utilities	269	1,354
Alliant Energy	120	5,855
AltaGas	112	2,080
Ameren	109	8,252
American Electric Power	222	16,770
American Water Works	83	9,765
APA Group	473	2,479
Atmos Energy	66	7,106
BKW	6	1,009
Brookfield Renewable, Cl A	52	1,183
Canadian Utilities, Cl A	51	1,079
CenterPoint Energy	285	7,661
Centrica	2,414	4,621
Chubu Electric Power	300	3,625
CLP Holdings	500	3,659
CMS Energy	134	7,282
Consolidated Edison	145	12,730
Constellation Energy	143	16,148
Dominion Energy	371	14,959
DTE Energy	92	8,867
Duke Energy	338	30,045
E.ON	1,009	12,005

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
UTILITIES (continued)
Edison International	160	$10,090
EDP - Energias de Portugal	1,413	5,938
EDP Renovaveis	116	1,866
Elia Group	12	1,140
Emera	130	4,258
Enagas	100	1,673
Endesa	127	2,390
Enel	3,525	22,375
Engie	825	13,121
Entergy	94	8,985
Essential Utilities	104	3,480
Evergy	110	5,405
Exelon	430	16,744
FirstEnergy	246	8,758
Fortis	226	8,973
Fortum	178	2,113
Hong Kong & China Gas	5,000	3,481
Iberdrola	2,631	29,262
Kansai Electric Power	300	3,841
Mercury NZ	280	962
Meridian Energy	513	1,445
National Grid	1,578	18,814
Naturgy Energy Group	43	1,217
NextEra Energy	868	50,604
NiSource	195	4,906
Northland Power	90	1,265
NRG Energy	98	4,153
Origin Energy	706	4,095
Orsted (B)	89	4,300
Osaka Gas	100	1,886
PG&E (A)	819	13,350
Power Assets Holdings	500	2,390
PPL	309	7,592
Public Service Enterprise Group	211	13,008
Redeia	174	2,714
RWE	268	10,255
Sembcorp Industries	400	1,342
Sempra	268	18,768
Severn Trent	101	3,263
Snam	811	3,719
Southern	477	32,102
SSE	462	9,182

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

SCHEDULE OF INVESTMENTS COMMON STOCK — continued

	Shares	Value
UTILITIES (continued)
Terna - Rete Elettrica Nazionale	566	$4,334
Tokyo Electric Power Holdings (A)	600	2,539
Tokyo Gas	200	4,491
United Utilities Group	274	3,544
Veolia Environnement	315	8,631
Verbund	27	2,346
Vistra	141	4,613
WEC Energy Group	140	11,395
Xcel Energy	243	14,403

		607,000

TOTAL COMMON STOCK (Cost $25,239,661)		22,878,595

PREFERRED STOCK — 0.1%

CONSUMER DISCRETIONARY — 0.1%
Bayerische Motoren Werke, 0.000% (C)	23	1,956
Dr Ing hc F Porsche, 0.000% (C)	50	4,382
Porsche Automobil Holding, 0.000% (C)	61	2,730
Volkswagen, 0.000% (C)	89	9,439

		18,507

CONSUMER STAPLES — 0.0%
Henkel & KGaA, 0.000% (C)	72	5,194

HEALTH CARE — 0.0%
Sartorius, 0.000% (C)	11	2,757

TOTAL PREFERRED STOCK (Cost $40,698)		26,458

WARRANT — 0.0%

	Number of Warrants
Constellation Software, Expires 08/22/2028 (A)	9	–

TOTAL WARRANT (Cost $—)		–

TOTAL INVESTMENTS— 98.6% (Cost $25,280,359)		$22,905,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund October 31, 2023

Percentages are based on Net Assets of $23,218,956.

(A)	Non-income producing security.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2023, the value of these securities amounted to $62,709, representing 0.3% of the Net Assets of the Fund.

(C)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
EAFE — Europe, Australasia and Far East
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
S&P — Standard and Poor’s

The open futures contracts held by the Fund at October 31, 2023, are as follows:

Type of Contract	Number of	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Long Contracts
MSCI EAFE Index	1	Dec-2023	$105,682	$98,705	$(6,977)
S&P 500 Index E-MINI	9	Dec-2023	199,840	189,551	(10,289)

			$305,522	$288,256	$(17,266)

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,878,595	$–	$–	$22,878,595
Preferred Stock	26,458	–	–	26,458
Warrant	–	–	–	–

Total Investments in Securities	$22,905,053	$–	$–	$22,905,053

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	(17,266)	–	–	(17,266)

Total Other Financial Instruments	$(17,266)	$–	$–	$(17,266)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF ASSETS AND LIABILITIES

	LGIM America Commodity Strategy Fund	LGIM America Long Duration U.S. Credit Fund
Assets:
Investments, at Value (Cost $41,838,437 and $45,972,875)	$39,552,478	$37,985,788
Cash and Cash Equivalents	108,857	566,764
Receivable for Investment Securities Sold	1,583,323	800,365
Deferred Offering Costs – (Note 2)	119,407	—
Receivable from Investment Adviser(1)	73,793	29,131
Dividends and Interest Receivable	66,149	580,263
Prepaid Expenses	1,254	9,096
Receivable for Capital Shares Sold	25	817

Total Assets	41,505,286	39,972,224

Liabilities:
Payable for Investment Securities Purchased	1,862,045	917,007
Payable due to Administrator	10,192	8,493
Chief Compliance Officer Fees Payable	1,602	1,446
Payable due to Trustees	357	338
Unrealized Loss on Swaps	1	—
Payable for Audit Fees	—	28,875
Pricing Fees Payable	—	1,784
Other Accrued Expenses	75,462	25,533

Total Liabilities	1,949,659	983,476

Commitments and Contingencies †

Net Assets	$39,555,627	$38,988,748

NET ASSETS CONSIST OF:
Paid-in Capital	$41,155,146	$49,946,041
Total Accumulated Losses	(1,599,519)	(10,957,293)

Net Assets	$39,555,627	$38,988,748

Institutional Shares
Net Assets	$39,555,627	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,648,568	N/A

Net Asset Value, Offering and Redemption Price Per Share	$23.99	N/A

W Shares
Net Assets	N/A	$38,988,748
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	5,928,931

Net Asset Value, Offering and Redemption Price Per Share	N/A	$6.58

(1)

Receivable from Investment Advisor relates to reimbursement of monthly Fund expenses (in excess of fee waivers) necessary to keep the Fund’s Total Annual Fund Operating Expenses from exceeding the contractual expense limit.

†	See Note 7 in the Notes to Financial Statements.
Amounts	designated as “ —” are $0 or have been rounded to $0.
N/A	– Not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	LGIM America U.S. Credit Fund	LGIM America Retirement Income 2040 Fund
Assets:
Investments, at Value (Cost $22,556,308 and $—)	$19,447,219	$—
Affiliated Investments, at Value (Cost $— and $97,585)	—	95,098
Cash and Cash Equivalents	113,510	—
Receivable for Investment Securities Sold	386,361	—
Dividends and Interest Receivable	230,044	—
Receivable from Investment Adviser(1)	34,053	13,950
Prepaid Expenses	6,793	5,419

Total Assets	20,217,980	114,467

Liabilities:
Payable for Investment Securities Purchased	497,941	—
Payable for Audit Fees	26,250	21,000
Payable due to Administrator	8,493	6,370
Payable on Interest Purchased	2,470	—
Pricing Fees Payable	1,749	1,202
Chief Compliance Officer Fees Payable	796	3
Payable due to Trustees	186	1
Transfer Agent Fees Payable	—	3,774
Other Accrued Expenses	16,862	316

Total Liabilities	554,747	32,666

Commitments and Contingencies †

Net Assets	$19,663,233	$81,801

NET ASSETS CONSIST OF:
Paid-in Capital	$24,773,695	$104,319
Total Accumulated Losses	(5,110,462)	(22,518)

Net Assets	$19,663,233	$81,801

Institutional Shares
Net Assets	$19,663,233	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,498,947	N/A

Net Asset Value, Offering and Redemption Price Per Share	$7.87	N/A

W Shares
Net Assets	N/A	$81,801
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	10,524

Net Asset Value, Offering and Redemption Price Per Share	N/A	$7.77

(1)

Receivable from Investment Advisor relates to reimbursement of monthly Fund expenses (in excess of fee waivers) necessary to keep the Fund’s Total Annual Fund Operating Expenses from exceeding the contractual expense limit.

†	See Note 7 in Notes to Financial Statements.

Amounts	designated as “ —” are $0 or have been rounded to $0.

N/A	– Not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	LGIM America Cash Flow Matched Bond Fund	LGIM America Global Developed Equity Index Fund
Assets:
Investments, at Value (Cost $25,176,331 and $25,280,359)	$23,832,905	$22,905,053
Foreign Currency, at Value (Cost $— and $84,320)	—	84,288
Cash and Cash Equivalents	248,908	172,744
Dividends and Interest Receivable	174,684	38,979
Receivable from Investment Adviser(1)	36,912	47,863
Variation Margin Receivable	29,462	13,121
Prepaid Expenses	7,180	7,095
Receivable for Investment Securities Sold	—	392
Reclaims Receivable	—	25,413

Total Assets	24,330,051	23,294,948

Liabilities:
Payable for Investment Securities Purchased	173,414	—
Payable for Audit Fees	26,250	26,250
Payable due to Administrator	8,493	8,493
Transfer Agent Fees Payable	5,118	—
Variation Margin Payable	3,391	—
Chief Compliance Officer Fees Payable	965	945
Payable on Interest Purchased	730	—
Pricing Fees Payable	598	11,870
Payable due to Trustees	226	221
Payable due to Custodian	90	11,949
Other Accrued Expenses	11,411	16,264

Total Liabilities	230,686	75,992

Commitments and Contingencies †

Net Assets	$24,099,365	$23,218,956

NET ASSETS CONSIST OF:
Paid-in Capital	$25,771,408	$25,882,085
Total Accumulated Losses	(1,672,043)	(2,663,129)

Net Assets	$24,099,365	$23,218,956

Institutional Shares
Net Assets	$24,099,365	$23,218,956
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,582,108	2,597,388

Net Asset Value, Offering and Redemption Price Per Share	$9.33	$8.94

(1)

Receivable from Investment Advisor relates to reimbursement of monthly Fund expenses (in excess of fee waivers) necessary to keep the Fund’s Total Annual Fund Operating Expenses from exceeding the contractual expense limit.

†	See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America For the Period/Year Ended October 31, 2023

CONSOLIDATED STATEMENT OF OPERATIONS/STATEMENT OF OPERATIONS

	LGIM America Commodity Strategy Fund*	LGIM America Long Duration U.S. Credit Fund
Investment Income
Interest	$876,230	$1,862,789
Dividends	2,768	—

Total Investment Income	878,998	1,862,789

Expenses
Administration Fees - (Note 6)	44,055	99,999
Investment Advisory Fees - (Note 7)	22,206	84,617
Trustees’ Fees	2,031	15,032
Chief Compliance Officer Fees - (Note 5)	1,602	4,301
Deferred Offering Costs - (Note 2)	66,334	—
Legal Fees	38,918	61,232
Transfer Agent Fees - (Note 6)	30,600	48,259
Audit Fees	26,250	28,875
Printing Fees	21,862	13,544
Registration Fees	4,743	32,936
Custodian Fees - (Note 6)	2,714	10,799
Pricing Fees	1,955	3,923
Insurance and Other Expenses	20,354	27,007

Total Expenses	283,624	430,524

Less:
Investment Advisory Fees Waived	(22,206)	(84,617)
Reimbursement of Expense from Investment Adviser	(239,372)	(235,544)

Net Expenses	22,046	110,363

Net Investment Income	856,952	1,752,426

Net Realized Gain (Loss) on:
Investments	(124,884)	(1,658,158)
Swap Contracts	18,043	—

Net Realized Loss	(106,841)	(1,658,158)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,285,959)	(1,168,740)
Swap Contracts	(1)	—

Net Change in Unrealized Depreciation	(2,285,960)	(1,168,740)

Net Realized and Unrealized Loss	(2,392,801)	(2,826,898)

Net Decrease in Net Assets Resulting from Operations	$(1,535,849)	$(1,074,472)

*Commenced operations on June 20, 2023.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America For the Year Ended October 31, 2023

STATEMENTS OF OPERATIONS

	LGIM America U.S. Credit Fund	LGIM America Retirement Income 2040 Fund
Investment Income
Interest	$767,916	$—
Dividends from affiliated securities	—	2,155

Total Investment Income	767,916	2,155

Expenses
Administration Fees - (Note 6)	99,999	75,000
Investment Advisory Fees - (Note 7)	46,831	—
Trustees’ Fees	9,233	39
Chief Compliance Officer Fees - (Note 5)	2,405	1,385
Legal Fees	48,297	142
Transfer Agent Fees - (Note 6)	36,956	22,440
Audit Fees	26,250	21,000
Registration Fees	25,734	28,782
Custodian Fees - (Note 6)	9,250	1,169
Printing Fees	7,623	228
Pricing Fees	—	1,232
Insurance and Other Expenses	14,348	1,927

Total Expenses	326,926	153,344

Less:
Investment Advisory Fees Waived	(46,831)	—
Reimbursement of Expense from Investment Adviser	(219,016)	(153,344)

Net Expenses	61,079	—

Net Investment Income	706,837	2,155

Net Realized Gain (Loss) on:
Investments	(1,004,548)	—
Affiliated Investments	—	(12,598)

Net Realized Loss	(1,004,548)	(12,598)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	775,958	—
Affiliated Investments	—	14,289

Net Change in Unrealized Appreciation	775,958	14,289

Net Realized and Unrealized Gain (Loss)	(228,590)	1,691

Net Increase in Net Assets Resulting from Operations	$478,247	$3,846

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America For the Year Ended October 31, 2023

STATEMENTS OF OPERATIONS

	LGIM America Cash Flow Matched Bond Fund	LGIM America Global Developed Equity Index Fund
Investment Income
Interest	$583,725	$9,805
Dividends	—	496,297
Less: Foreign Taxes Withheld	—	(25,282)

Total Investment Income	583,725	480,820

Expenses
Administration Fees - (Note 6)	99,999	99,999
Investment Advisory Fees - (Note 7)	31,166	13,978
Trustees’ Fees	10,870	10,273
Chief Compliance Officer Fees - (Note 5)	2,554	2,769
Legal Fees	56,654	38,242
Transfer Agent Fees - (Note 6)	39,341	38,809
Registration Fees	26,357	26,124
Audit Fees	26,250	26,250
Printing Fees	8,884	16,215
Pricing Fees	—	57,094
Custodian Fees - (Note 6)	—	25,872
Insurance and Other Expenses	16,185	19,391

Total Expenses	318,260	375,016

Less:
Investment Advisory Fees Waived	(31,166)	(13,978)
Reimbursement of Expense from Investment Adviser	(239,148)	(340,071)

Net Expenses	47,946	20,967

Net Investment Income	535,779	459,853

Net Realized Gain (Loss) on:
Investments	(28,930)	(186,425)
Futures Contracts	(58,693)	32,351
Foreign Currency Transactions	—	(1,084)

Net Realized Loss	(87,623)	(155,158)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	340,584	2,018,126
Futures Contracts	(11,726)	(13,052)
Foreign Currency Translation	—	2,062

Net Change in Unrealized Appreciation	328,858	2,007,136

Net Realized and Unrealized Gain	241,235	1,851,978

Net Increase in Net Assets Resulting from Operations	$777,014	$2,311,831

    Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

LGIM America Commodity Strategy Fund
Period Ended October 31, 2023(1)
Operations:
Net Investment Income	$856,952
Net Realized Loss	(106,841)
Net Change in Unrealized Depreciation	(2,285,960)

Net Decrease in Net Assets Resulting from Operations	(1,535,849)

Distributions:
Institutional Shares	(63,670)

Total Distributions	(63,670)

Capital Share Transactions:
Institutional Shares:
Issued	42,312,476
Reinvestment of Dividends	63,670
Redeemed	(1,221,000)

Increase from Institutional Shares Capital Share Transactions	41,155,146

Net Increase in Net Assets from Capital Share Transactions	41,155,146

Total Increase in Net Assets	39,555,627

Net Assets:
Beginning of Period	—

End of Period	$39,555,627

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,693,782
Reinvestment of Dividends	2,631
Redeemed	(47,845)

Increase in Shares Outstanding from Institutional Share Transactions	1,648,568

Net Increase in Shares Outstanding from Share Transactions	1,648,568

(1)	Commenced operations on June 20, 2023.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

STATEMENTS OF CHANGES IN NET ASSETS

	LGIM America Long Duration U.S. Credit Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,752,426	$756,548
Net Realized Loss	(1,658,158)	(1,308,870)
Net Change in Unrealized Depreciation	(1,168,740)	(7,408,802)

Net Decrease in Net Assets Resulting from Operations	(1,074,472)	(7,961,124)

Distributions:
W Shares	(1,743,629)	(904,323)

Total Distributions	(1,743,629)	(904,323)

Capital Share Transactions:
W Shares:
Issued	15,015,960	12,079,626
Reinvestment of Dividends	1,743,629	904,322
Redeemed	(16,678)	(9,718)

Increase from W Shares Capital Share Transactions	16,742,911	12,974,230

Net Increase in Net Assets from Capital Share Transactions	16,742,911	12,974,230

Total Increase in Net Assets	13,924,810	4,108,783

Net Assets:
Beginning of Year	25,063,938	20,955,155

End of Year	$38,988,748	$25,063,938

Shares Issued and Redeemed:
W Shares:
Issued	2,087,797	1,479,490
Reinvestment of Dividends	237,625	105,273
Redeemed	(2,228)	(1,069)

Increase in Shares Outstanding from W Share Transactions	2,323,194	1,583,694

Net Increase in Shares Outstanding from Share Transactions	2,323,194	1,583,694

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

STATEMENTS OF CHANGES IN NET ASSETS

	LGIM America U.S. Credit Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$706,837	$457,796
Net Realized Loss	(1,004,548)	(996,826)
Net Change in Unrealized Appreciation (Depreciation)	775,958	(3,885,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	478,247	(4,424,077)

Distributions:
Institutional Shares	(710,461)	(454,763)

Total Distributions	(710,461)	(454,763)

Capital Share Transactions:
Institutional Shares:
Issued	16,538	23,624,402
Reinvestment of Dividends	710,461	454,763
Redeemed	(15,102)	(16,775)

Increase from Institutional Shares Capital Share Transactions	711,897	24,062,390

Net Increase in Net Assets from Capital Share Transactions	711,897	24,062,390

Total Increase in Net Assets	479,683	19,183,550

Net Assets:
Beginning of Year/Period	19,183,550	—

End of Year/Period	$19,663,233	$19,183,550

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,981	2,362,619
Reinvestment of Dividends	85,927	52,139
Redeemed	(1,811)	(1,908)

Increase in Shares Outstanding from Institutional Share Transactions	86,097	2,412,850

Net Increase in Shares Outstanding from Share Transactions	86,097	2,412,850

(1)	Commenced operations on December 20, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

STATEMENTS OF CHANGES IN NET ASSETS

	LGIM America Retirement Income 2040 Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$2,155	$2,112
Net Realized Loss	(12,598)	(7,457)
Net Change in Unrealized Appreciation (Depreciation)	14,289	(16,776)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,846	(22,121)

Distributions:
W Shares	(2,227)	(2,016)

Total Distributions	(2,227)	(2,016)

Capital Share Transactions:
W Shares:
Issued	—	100,100
Reinvestment of Dividends	2,228	1,991

Increase from W Shares Capital Share Transactions	2,228	102,091

Net Increase in Net Assets from Capital Share Transactions	2,228	102,091

Total Increase in Net Assets	3,847	77,954

Net Assets:
Beginning of Year/Period	77,954	—

End of Year/Period	$81,801	$77,954

Shares Issued and Redeemed:
W Shares:
Issued	—	10,010
Reinvestment of Dividends	275	239

Increase in Shares Outstanding from W Share Transactions	275	10,249

Net Increase in Shares Outstanding from Share Transactions	275	10,249

(1)	Commenced operations on December 22, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

STATEMENTS OF CHANGES IN NET ASSETS

	LGIM America Cash Flow Matched Bond Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$535,779	$267,919
Net Realized Loss	(87,623)	(205,690)
Net Change in Unrealized Appreciation (Depreciation)	328,858	(1,712,234)

Net Increase (Decrease) in Net Assets Resulting from Operations	777,014	(1,650,005)

Distributions:
Institutional Shares	(533,581)	(265,471)

Total Distributions	(533,581)	(265,471)

Capital Share Transactions:
Institutional Shares:
Issued	14,526	24,979,415
Reinvestment of Dividends	533,581	265,471
Redeemed	(12,238)	(9,347)

Increase from Institutional Shares Capital Share Transactions	535,869	25,235,539

Net Increase in Net Assets from Capital Share Transactions	535,869	25,235,539

Total Increase in Net Assets	779,302	23,320,063

Net Assets:
Beginning of Year/Period	23,320,063	—

End of Year/Period	$24,099,365	$23,320,063

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,543	2,498,128
Reinvestment of Dividends	56,834	27,876
Redeemed	(1,309)	(964)

Increase in Shares Outstanding from Institutional Share Transactions	57,068	2,525,040

Net Increase in Shares Outstanding from Share Transactions	57,068	2,525,040

(1)	Commenced operations on December 20, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America

STATEMENTS OF CHANGES IN NET ASSETS

	LGIM America Global Developed Equity Index Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022(1)
Operations:
Net Investment Income	$459,853	$385,896
Net Realized Loss	(155,158)	(129,131)
Net Change in Unrealized Appreciation (Depreciation)	2,007,136	(4,400,156)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,311,831	(4,143,391)

Distributions:
Institutional Shares	(454,286)	(377,283)

Total Distributions	(454,286)	(377,283)

Capital Share Transactions:
Institutional Shares:
Issued	31,948	25,129,798
Reinvestment of Dividends	454,286	377,283
Redeemed	(69,925)	(41,305)

Increase from Institutional Shares Capital Share Transactions	416,309	25,465,776

Net Increase in Net Assets from Capital Share Transactions	416,309	25,465,776

Total Increase in Net Assets	2,273,854	20,945,102

Net Assets:
Beginning of Year/Period	20,945,102	—

End of Year/Period	$23,218,956	$20,945,102

Shares Issued and Redeemed:
Institutional Shares:
Issued	3,514	2,513,481
Reinvestment of Dividends	50,541	42,429
Redeemed	(8,185)	(4,392)

Increase in Shares Outstanding from Institutional Share Transactions	45,870	2,551,518

Net Increase in Shares Outstanding from Share Transactions	45,870	2,551,518

(1)	Commenced operations on December 20, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Commodity Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Shares

Period Ended October 31, 2023(1)

Net Asset Value, Beginning of Period	$25.00

Income from Operations:
Net Investment Income(2)	0.53
Net Realized and Unrealized (Loss)	(1.50)

Total from Operations	(0.97)

Dividends and Distributions from:
Net Investment Income	(0.04)

Total Dividends and Distributions	(0.04)

Net Asset Value, End of Period	$23.99

Total Return †	(3.88)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$39,556
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.15%**
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.92%**
Ratio of Net Investment Income to Average Net Assets	5.83%**
Portfolio Turnover Rate†	28%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on June 20, 2023.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Long Duration U.S. Credit Fund

FINANCIAL HIGHLIGHTS

	W Shares

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)

Net Asset Value, Beginning of Year/Period	$6.95	$10.36	$10.00

Income from Operations:
Net Investment Income(2)	0.35	0.30	0.12
Net Realized and Unrealized Gain (Loss)	(0.37)	(3.35)	0.35

Total from Operations	(0.02)	(3.05)	0.47

Dividends and Distributions from:
Net Investment Income	(0.35)	(0.29)	(0.11)
Net Realized Gains	—	(0.07)	—

Total Dividends and Distributions	(0.35)	(0.36)	(0.11)

Net Asset Value, End of Year/Period	$6.58	$6.95	$10.36

Total Return †	(0.74)%	(30.05)%	4.74%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$38,989	$25,064	$20,955
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.30%	0.30%	0.30%**
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.17%	1.55%	2.47%**
Ratio of Net Investment Income to Average Net Assets	4.76%	3.45%	2.61%**
Portfolio Turnover Rate†	92%	132%	42%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on May 27, 2021.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America U.S. Credit Fund

FINANCIAL HIGHLIGHTS

	Institutional Shares

	Year Ended October 31, 2023	Period Ended October 31, 2022(1)

Net Asset Value, Beginning of Year/Period	$7.95	$10.00

Income from Operations:
Net Investment Income(2)	0.29	0.19
Net Realized and Unrealized (Loss)	(0.08)	(2.05)

Total from Operations	0.21	(1.86)

Dividends and Distributions from:
Net Investment Income	(0.29)	(0.19)

Total Dividends and Distributions	(0.29)	(0.19)

Net Asset Value, End of Year/Period	$7.87	$7.95

Total Return †	2.52%	(18.74)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$19,663	$19,184
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.30%	0.30%**
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.61%	1.71%**
Ratio of Net Investment Income to Average Net Assets	3.47%	2.50%**
Portfolio Turnover Rate†	149%	104%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on December 20, 2021.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Retirement Income 2040 Fund

FINANCIAL HIGHLIGHTS

	W Shares

	Year Ended October 31, 2023	Period Ended October 31, 2022(1)

Net Asset Value, Beginning of Year/Period	$7.61	$10.00

Income from Operations:
Net Investment Income(2)	0.20	0.21
Net Realized and Unrealized Gain (Loss)	0.17	(2.40)

Total from Operations	0.37	(2.19)

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.20)

Total Dividends and Distributions	(0.21)	(0.20)

Net Asset Value, End of Year/Period	$7.77	$7.61

Total Return †	4.84%	(22.08)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$81,801	$77,954
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.00%	0.00%**
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	179.51%	184.24%**
Ratio of Net Investment Income to Average Net Assets	2.52%	2.82%**
Portfolio Turnover Rate†	100%	68%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on December 22, 2021.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Cash Flow Matched Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Shares

	Year Ended October 31, 2023	Period Ended October 31, 2022(1)

Net Asset Value, Beginning of Year/Period	$9.24	$10.00

Income from Operations:
Net Investment Income(2)	0.21	0.11
Net Realized and Unrealized Gain (Loss)	0.09	(0.76)

Total from Operations	0.30	(0.65)

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.11)

Total Dividends and Distributions	(0.21)	(0.11)

Net Asset Value, End of Year/Period	$9.33	$9.24

Total Return †	3.25%	(6.57)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$24,099	$23,320
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.20%	0.20%**
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.33%	1.42%**
Ratio of Net Investment Income to Average Net Assets	2.23%	1.29%**
Portfolio Turnover Rate†	25%	24%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on December 20, 2021.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America Global Developed Equity Index Fund

FINANCIAL HIGHLIGHTS

	Institutional Shares

	Year Ended October 31, 2023	Period Ended October 31, 2022(1)

Net Asset Value, Beginning of Year/Period	$8.21	$10.00

Income from Operations:
Net Investment Income(2)	0.18	0.15
Net Realized and Unrealized Gain (Loss)	0.73	(1.79)

Total from Operations	0.91	(1.64)

Dividends and Distributions from:
Net Investment Income	(0.18)	(0.15)

Total Dividends and Distributions	(0.18)	(0.15)

Net Asset Value, End of Year/Period	$8.94	$8.21

Total Return †	11.05%	(16.51)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$23,219	$20,945
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	0.09%	0.09%**
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.61%	1.82%**
Ratio of Net Investment Income to Average Net Assets	1.97%	1.97%**
Portfolio Turnover Rate†	4%	3%

**	Annualized.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Commenced operations on December 20, 2021.
(2)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS/NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust, dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the LGIM America Commodity Strategy Fund, LGIM America Long Duration U.S. Credit Fund, LGIM America U.S. Credit Fund, LGIM America Retirement Income 2040 Fund, LGIM America Cash Flow Matched Bond Fund and LGIM America Global Developed Equity Index Fund (the “Funds”). The LGIM America Commodity Strategy Fund seeks to provide broad commodities exposure. The LGIM America Long Duration U.S. Credit Fund seeks to maximize total return through capital appreciation and current income. The LGIM America U.S. Credit Fund seeks to maximize total return through capital appreciation and current income. The Fund primarily invests in investment-grade fixed income securities with an average portfolio duration that is within 10% of the Fund’s benchmark. The LGIM America General Retirement Income 2040 Fund seeks to provide current income during the early and middle-years of retirement while ensuring capital is not exhausted prior to the Fund’s terminal date. The LGIM America Cash Flow Matched Bond Fund seeks current income. The LGIM America Global Developed Equity Index Fund seeks to provide investment results that, before fees and expenses, track the performance of the MSCI World Index. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

The LGIM America Commodity Strategy Fund commenced operations on June 20, 2023.

The LGIM America Long Duration U.S. Credit Fund commenced operations on May 27, 2021.

The LGIM America U.S. Credit Fund commenced operations on December 20, 2021.

The LGIM America Retirement Income 2040 Fund commenced operations on December 22, 2021.

The LGIM America Cash Flow Matched Bond Fund commenced operations on December 20, 2021.

The LGIM America Global Developed Equity Index Fund commenced operations on December 20, 2021.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2023, there were no fair valued securities.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. During the period ended October 31, 2023, the LGIM America Commodity Strategy Fund incurred and paid $119,407 on the Consolidated Statements of Assets and Liabilities and $66,334 on the Consolidated Statements of Operations in offering costs respectively.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations/Consolidated Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations/ Consolidated Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute their net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Futures Contracts — The LGIM America Cash Flow Matched Bond Fund and the LGIM America Global Developed Equity Index Fund utilized futures contracts during the year ended October 31, 2023. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities.

Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities/ Consolidated Statements of Assets and Liabilities. Refer to the Funds’ Schedule of Investments for details regarding open futures contracts as of October 31, 2023.

For the year ended October 31, 2023, the average quarterly notional amount of futures contracts held were as follows:

LGIM America Cash Flow Matched Bond Fund	Average Quarterly Market Value Balance Long: $1,027,097
LGIM America Global Developed Equity Index Fund	Average Quarterly Market Value Balance Long: $247,200

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities/ Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

For the year ended October 31, 2023, the average quarterly notional amount of swap contracts held with the LGIM America Commodity Strategy Fund were as follows:

Average Quarterly Market Value Balance Long:	$41,138,089
Average Quarterly Market Value Balance Short:	$(39,953,499)

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

3. Derivative Transactions:

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Asset Derivatives			Liability Derivatives

	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:
LGIM America Commodity Strategy Fund
Commodity contracts	Unrealized appreciation on Swap Contracts	$—*		Unrealized depreciation on Swap Contracts	$1*
Total Derivatives not accounted for as hedging instruments		$—			$1

LGIM America Cash Flow Matched Bond Fund
Interest Rate contracts	Unrealized appreciation on Futures Contracts	$4,844	*	Unrealized depreciation on Futures Contracts	$44,794*
Total Derivatives not accounted for as hedging instruments		$4,844			$44,794

LGIM America Global Developed Equity Index Fund
Equity contracts	Unrealized appreciation on Futures Contracts	$—*		Unrealized depreciation on Futures Contracts	$17,266*
Total Derivatives not accounted for as hedging instruments		$—			$17,266

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year or period ended October 31, 2023:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
LGIM America Commodity Strategy Fund
Commodity contracts	$-	$-	$-	$-	$18,043	$18,043
Total	$-	$-	$-	$-	$18,043	$18,043

LGIM America Cash Flow Matched Bond Fund
Equity contracts	$-	$-	$(58,693)	$-	$-	$(58,693)
Total	$-	$-	$(58,693)	$-	$-	$(58,693)

LGIM America Global Developed Equity Index Fund
Equity contracts	$-	$-	$32,351	$-	$-	$32,351
Foreign exchange contracts	-	-	-	-	-	-
Total	$-	$-	$32,351	-	$-	$32,351

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
LGIM America Commodity Strategy Fund
Commodity contracts	$ -	$ -	$ -	$ -	$ (1)	$(1)
Total	$ -	$ -	$ -	$ -	$ (1)	$(1)

LGIM America Cash Flow Matched Bond Fund
Equity contracts	$ -	$ -	$(11,726)	$ -	$ -	$(11,726)
Total	$ -	$ -	$(11,726)	$ -	$ -	$(11,726)

LGIM America Global Developed Equity Index Fund
Equity contracts	$ -	$ -	$(13,052)	$ -	$ -	$(13,052)
Total	$ -	$ -	$(13,052)	$ -	$ -	$(13,052)

The LGIM America Commodity Strategy Fund is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the LGIM America Commodity Strategy Fund has entered into master netting arrangements, established within the Fund’s ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

For financial reporting purposes, the Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting marked-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2023 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
Bank of America	$–	$–	$–	$–	$1	$1	$(1)	$–	$(1)

Total over the counter	$–	$–	$–	$–	$1	$1

† Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

4. Basis for Consolidation for the LGIM America Commodity Strategy Fund Offshore:

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the LGIM America Commodity Strategy Fund include the accounts of the Legal & General Commodity Strategy Fund Offshore Ltd. (the “Subsidiary”). All intercompany accounts and transactions have been eliminated in consolidation for the LGIM America Commodity Strategy Fund. The Subsidiary has a fiscal year end and conforming tax year end of October 31 for financial statement consolidation purposes. The Subsidiary is classified as a controlled foreign corporation under the Code.

The Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

The Fund may invest up to 25% of its total assets in the Subsidiary.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

A summary of the Fund’s investments in the Subsidiary are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at October 31, 2023	% of Total Net Assets at October 31, 2023
Legal & General Commodity Strategy Fund Offshore Ltd.	June 20, 2023	$4,344,585	11.0%

Gains and losses attributed to the Fund’s investments in the Subsidiary are as follows:

LGIM America Commodity Strategy Fund Ltd.
Investment Income:
Interest Income	$ 70,474

Total Investment Income	70,474

Net Investment Income	70,474

Net Realized Gain (Loss) on:
Investments	(127)
Swap Contracts	18,043

Net Realized Gain	17,916

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(197,027)
Swap Contracts	(1)

Net Change in Unrealized Depreciation	(197,028)

Net Realized and Unrealized Loss	(179,112)

Net Decrease in Net Assets Resulting from Operations	$ (108,638)

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

6. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year or period ended October 31, 2023, the Funds incurred the following for these services:

LGIM America Commodity Strategy Fund	$44,055
LGIM America Long Duration U.S. Credit Fund	$99,999
LGIM America U.S. Credit Fund	$99,999
LGIM America Retirement Income 2040 Fund	$75,000
LGIM America Cash Flow Matched Bond Fund	$99,999
LGIM America Global Developed Equity Index Fund	$99,999

The Funds have adopted a shareholder services plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the Funds’ Institutional Class Shares’ average net assets. W Class Shares do not have shareholder servicing fees. For the year ended October 31, 2023, no shareholder servicing fees were accrued.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7.  Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds and the LGIMA U.S. Credit Fund at a fee, which is calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Funds, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding a certain portion of the Funds’ average daily net assets until February 28, 2025 (the “contractual expense limit”).

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Fund	Advisory Fee	Institutional Shares Expense Limitation	W Shares Expense Limitation	R6 Shares Expense Limitation
LGIM America Commodity Strategy Fund	0.15%	0.15%	0.35%	0.65%
LGIM America Long Duration U.S. Credit Fund	0.23%	0.30%	0.30%	N/A
LGIM America U.S. Credit Fund	0.23%	0.30%	N/A	N/A
LGIM America Retirement Income 2040 Fund	0.15%	0.05%	0.00%	0.10%
LGIM America Cash Flow Matched Bond Fund	0.13%	0.20%	N/A	N/A
LGIM America Global Developed Equity Index Fund	0.06%	0.09%	N/A	N/A

In addition, the Adviser may receive from the Funds the difference between Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. Refer to waiver of investment advisory fees on the Statements of Operations/Consolidated Statements of Operations for fees waived for the year ended October 31, 2023. As of October 31, 2023, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Fiscal Year	Subject to Repayment until October 31	LGIM America Commodity Strategy Fund	LGIM America Long Duration U.S. Credit Fund	LGIM America U.S. Credit Fund	LGIM America Retirement Income 2040 Fund	LGIM America Cash Flow Matched Bond Fund	LGIM America Global Developed Equity Index Fund
10/31/2020-10/31/2021	2024	N/A	$ 192,388	N/A	N/A	N/A	N/A
10/31/2021-10/31/2022	2025	N/A	275,266	$ 257,424	$ 138,119	$ 252,832	$ 339,210
10/31/2022-10/31/2023	2026	$ 261,578	320,161	265,847	153,344	270,314	354,049

		$ 261,578	$ 787,815	$ 523,271	$ 291,463	$ 523,146	$ 693,259

8.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2023, were as follows:

	U.S. Government	Other	Total
LGIM America Commodity Strategy Fund
Purchases	$46,252,083	$8,942,090	$55,194,173
Sales	9,679,027	3,911,991	13,591,018
LGIM America Long Duration U.S. Credit Fund
Purchases	22,784,871	25,908,784	48,693,655
Sales	22,101,508	10,463,993	32,565,501
LGIM America U.S. Credit Fund
Purchases	20,010,031	10,574,700	30,584,731
Sales	20,165,272	9,369,255	29,534,527
LGIM America Retirement Income 2040 Fund
Purchases	–	81,408	81,408
Sales	–	114,228	114,228
LGIM America Cash Flow Matched Bond Fund
Purchases	3,701,392	3,593,657	7,295,049
Sales	3,241,733	2,397,690	5,639,423
LGIM America Global Developed Equity Index Fund
Purchases	–	1,243,860	1,243,860
Sales	–	901,576	901,576

9.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (accumulated losses) or paid-in capital, as appropriate, in the period that the differences

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

arise. The permanent differences primarily consist of foreign currency translations, and gains and losses on paydowns of mortgage, investments in passive foreign investment companies and asset-backed securities for tax purposes. The following permanent differences have been reclassified to/(from) the following accounts during the year ended October 31, 2023:

	Distributable Earnings (Accumulated Losses)	Paid-in Capital
LGIM America U.S. Credit Fund	$592	$ (592)

The tax character of dividends and distributions declared during the year ended October 31, were as follows:

	Ordinary Income	Total
LGIM America Commodity Strategy Fund
2023	$63,670	$63,670
LGIM America Long Duration U.S. Credit Fund
2023	$1,743,629	$1,743,629
2022	904,323	904,323
LGIM America U.S. Credit Fund
2023	$710,461	$710,461
2022	454,763	454,763
LGIM America Retirement Income 2040 Fund
2023	$2,227	$2,227
2022	2,016	2,016
LGIM America Cash Flow Matched Bond Fund
2023	$533,581	$533,581
2022	265,471	265,471
LGIM America Global Developed Equity Index Fund
2023	$454,286	$454,286
2022	377,283	377,283

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	LGIM America Commodity Strategy Fund	LGIM America Long Duration U.S. Credit Fund	LGIM America U.S. Credit Fund

Undistributed Ordinary Income	$718,757	$14,268	$–
Capital Loss Carryforwards Short-Term	(90,500)	(1,255,925)	(1,278,630)
Capital Loss Carryforwards Long-Term	–	(1,288,290)	(687,406)
Post October Losses	–	–	–
Unrealized Depreciation	(2,227,776)	(8,427,345)	(3,144,427)
Other Temporary Differences	–	(1)	1

Total Accumulated Losses	$(1,599,519)	$(10,957,293)	$(5,110,462)

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

	LGIM America Retirement Income 2040 Fund	LGIM America Cash Flow Matched Bond Fund	LGIM America Global Developed Equity Index Fund

Undistributed Ordinary Income	$25	$4,645	$22,585
Undistributed Long-Term Capital Gain	–	–	–
Capital Loss Carryforwards Short-Term	(11,862)	(190,779)	(152,123)
Capital Loss Carryforwards Long-Term	(1,677)	(142,416)	(143,228)
Post October Losses	–	–	–
Unrealized Depreciation	(9,004)	(1,343,426)	(2,390,362)
Other Temporary Differences	–	(67)	(1)

Total Accumulated Losses	$(22,518)	$(1,672,043)	$(2,663,129)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. During the year ended October 31, 2023, the Funds did not utilize capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2023, were as follows:

		Aggregate	Aggregate	Net
	Federal	Gross	Gross	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	(Depreciation)	(Depreciation)
LGIM America Commodity Strategy Fund	$41,872,695	$—	$(2,227,776)	$(2,227,776)
LGIM America Long Duration U.S. Credit Fund	46,413,133	1,922	(8,429,267)	(8,427,345)
LGIM America U.S. Credit Fund	22,591,646	1,678	(3,146,105)	(3,144,427)
LGIM America Retirement Income 2040 Fund	104,102	642	(9,646)	(9,004)
LGIM America Cash Flow Matched Bond Fund	25,176,331	68	(1,343,494)	(1,343,426)
LGIM America Global Developed Equity Index Fund	25,294,968	1,651,570	(4,041,932)	(2,390,362)

10.  Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Fund	No. of Shareholders	% Ownership
LGIM America Commodity Strategy Fund, Institutional Shares	1	100%
LGIM America Long Duration U.S. Credit Fund, W Class Shares	1	100%
LGIM America U.S. Credit Fund, Institutional Shares	1	100%
LGIM America Retirement Income 2040 Fund, W Class Shares	1	100%
LGIM America Cash Flow Matched Bond Fund, Institutional Shares	1	100%
LGIM America Global Developed Equity Index Fund, Institutional Shares	1	100%

11.  Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objective. You could lose money by investing in the Funds. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Funds are set forth below.

Fixed Income Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Active Management Risk — The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fails to produce the intended results, the Funds could underperform in comparison to other funds with similar objectives and investment strategies.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Funds’ holdings. As a result, the Funds will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Interest Rate Risk – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Funds may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Funds’ assets tied up in lower interest debt obligations.

Valuation Risk — The risk that a security may be difficult to value. The Funds may value certain securities at a price higher than the price at which they can be sold.

Supranational Entities Risk – Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Funds may lose money on such investments.

Sector Focus Risk – Because the Funds may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

economic risks that specifically affect those sectors. As a result, the Funds’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Industrials Sector Risk — A fund that focuses in the industrials sector may be subject to greater risks than a portfolio without such a focus. The Funds are subject to the risk that the securities of issuers in the industrials sector will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Financials Sector Risk – Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Funds.

New Fund Risk — Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

12.  Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13.  Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of LGIM America Long Duration U.S. Credit Fund, LGIM America U.S. Credit Fund, LGIM America Retirement Income 2040 Fund, LGIM America Cash Flow Matched Bond Fund, and LGIM America Global Developed Equity Index Fund (five of the funds comprising The Advisors’ Inner Circle Fund III (the Trust)), including the schedules of investments, as of October 31, 2023, the related statements of operations and changes in net assets for each of the years or periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods listed in Appendix A. We have also audited the accompanying consolidated statement of assets and liabilities of the LGIM America Commodity Strategy Fund (one of the Funds comprising the Trust) (the six funds collectively, the Funds), including the consolidated schedule of investments, as of October 31, 2023, the related consolidated statements of operations and changes in net assets for the period listed in Appendix A, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period listed in Appendix A. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2021.

Philadelphia, Pennsylvania

December 27, 2023

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Appendix A

LGIM America Commodity Strategy Fund

Consolidated statements of operations and changes in net assets and consolidated financial highlights for the period from June 20, 2023 (commencement of operations) through October 31, 2023

LGIM America Long Duration U.S. Credit Fund

Statement of operations for the year ended October 31, 2023, statements of changes in net assets for the years ended October 31, 2023 and October 31, 2022, and financial highlights for the years ended October 31, 2023 and October 31, 2022, and the period from May 27, 2021 (commencement of operations) through October 31, 2021

LGIM America U.S. Credit Fund

Statement of operations for the year ended October 31, 2023, statements of changes in net assets for the year ended October 31, 2023 and for the period from December 20, 2021 (commencement of operations) through October 31, 2022, and financial highlights for the year ended October 31, 2023 and the period from December 20, 2021 (commencement of operations) through October 31, 2022

LGIM America Retirement Income 2040 Fund

Statement of operations for the year ended October 31, 2023, statements of changes in net assets for the year ended October 31, 2023 and for the period from December 22, 2021 (commencement of operations) through October 31, 2022, and financial highlights for the year ended October 31, 2023 and the period from December 22, 2021 (commencement of operations) through October 31, 2022

LGIM America Cash Flow Matched Bond Fund

Statement of operations for the year ended October 31, 2023, statements of changes in net assets for the year ended October 31, 2023 and for the period from December 20, 2021 (commencement of operations) through October 31, 2022, and financial highlights for the year ended October 31, 2023 and the period from December 20, 2021 (commencement of operations) through October 31, 2022

LGIM America Global Developed Equity Index Fund

Statement of operations for the year ended October 31, 2023, statements of changes in net assets for the year ended October 31, 2023 and for the period from December 20, 2021 (commencement of operations) through October 31, 2022, and financial highlights for the year ended October 31, 2023 and the period from December 20, 2021 (commencement of operations) through October 31, 2022

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THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
LGIM America Commodity Strategy Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,000.00	0.12%	$0.60^
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,024.60	0.12%	$0.61^
LGIM America Long Duration U.S. Credit Fund
Actual Fund Return
W Shares	$1,000.00	$875.80	0.30%	$1.42
Hypothetical 5% Return
W Shares	$1,000.00	$1,023.69	0.30%	$1.53

LGIM America U.S. Credit Fund
Actual Fund Return
Institutional Shares	$1,000.00	$943.40	0.30%	$1.47
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,023.69	0.30%	$1.53

LGIM America Retirement Income 2040 Fund
Actual Fund Return
W Shares	$1,000.00	$955.80	—%	$–
Hypothetical 5% Return
W Shares	$1,000.00	$1,025.21	—%	$–

LGIM America Cash Flow Matched Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$993.80	0.20%	$1.01
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,024.20	0.20%	$1.02

LGIM America Global Developed Equity Index Fund
Actual Fund Return
Institutional Shares	$1,000.00	$986.40	0.09%	$0.45
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,024.75	0.09%	$0.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

^ Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 133/365 (to reflect since inception to period end).

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” persons of

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-44-LGIMA. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None. None. None.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Approval of Investment Advisory Agreement (Unaudited)

LGIM America Long Duration U.S. Credit Fund

LGIM America U.S. Credit Fund

LGIM America Retirement Income 2040 Fund

LGIM America Cash Flow Matched Bond Fund

LGIM America Global Developed Equity Index Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13–14, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Legal & General Global Developed Equity Index Fund, Legal & General Long Duration U.S. Credit Fund and Legal & General U.S. Credit Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

Legal & General Commodity Strategy Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on March 15–16, 2023 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (v) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vi) the Adviser’s policies on and compliance procedures for personal securities transactions; (vii) the Adviser’s investment experience; (viii) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (ix) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was publicly available to the Board, and the response of the Adviser to a detailed series of questions

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund, was available to the Board in the meeting materials.

The Trustees also considered other services to be provided to the Fund by the Adviser such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
LGIM America Commodity Strategy Fund
0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	99.34%	0.00%
LGIM America Long Duration U.S. Credit Fund
0.00%	100.00%	100.00%	0.00%	0.00%	5.28%	91.78%	0.00%
LGIM America U.S. Credit Fund
0.00%	100.00%	100.00%	0.00%	0.00%	5.09%	88.79%	0.00%
LGIM America Retirement Income 2040 Fund
0.00%	100.00%	100.00%	16.09%	16.09%	0.00%	0.00%	0.00%
LGIM America Cash Flow Matched Bond Fund
0.00%	100.00%	100.00%	0.00%	0.00%	3.31%	90.40%	0.00%
LGIM America Global Developed Equity Index Fund
0.00%	100.00%	100.00%	48.55%	97.80%	0.00%	1.08%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND III	LGIM America October 31, 2023

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2023. Complete information will be computed and reported with your 2023 Form 1099-DIV.

NOTES

Legal & General Investment Management

LGIMA Funds

P.O. Box 219009

Kansas City, MO 64121-9009

www.lgima.com/funds

Adviser:

Legal & General Investment Management America, Inc.

71 South Wacker Drive

Chicago, IL 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

LGI-AR-001-0300

(b)	Not applicable

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$88,500(4)	None	$126,709(2)
(d)	All Other Fees	None	None	$7,535(5)	None	None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$363,625	None	None	$322,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$282,908(3)	None	None	$218,015(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Fees in connection with international withholding tax analysis.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)        Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)        The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)        During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)        Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III
By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024
By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 9, 2024